UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

MORGAN STANLEY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of 2011 Annual Meeting of Shareholders 2000 Westchester Avenue Purchase, New York May 18, 2011, 9:00 a.m., local time

April 14, 2011

Fellow shareholder:

I cordially invite you to attend Morgan Stanley’s 2011 annual meeting of shareholders to:

•	elect members of the Board of Directors;

•	ratify the appointment of Deloitte & Touche LLP as independent auditor;

•	approve the amendment of the 2007 Equity Incentive Compensation Plan;

•	approve the compensation of executives as disclosed in the proxy statement (non-binding advisory resolution);

•	vote on the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the proxy statement (non-binding advisory vote); and

•	transact such other business as may properly come before the meeting.

Our Board of Directors recommends that you vote “FOR” the election of directors, the ratification of the appointment of the auditor, the amendment of the 2007 Equity Incentive Compensation Plan and the approval of the compensation of executives as disclosed in this proxy statement. Our Board of Directors recommends that you vote for the option of once every “1 YEAR” as the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the proxy statement.

We enclose our letter to shareholders, our proxy statement, our annual report on Form 10-K and a proxy card. Please submit your proxy. Thank you for your support of Morgan Stanley.

Very truly yours,

John J. Mack	James P. Gorman
Chairman	President and Chief Executive Officer

Item 3—Company Proposal to Amend the 2007 Equity Incentive Compensation Plan	59
Summary of the Plan as Proposed to Be Amended	61

Equity Compensation Plan Information	65

Item 4—Company Proposal to Approve the Compensation of Executives as Disclosed in the Proxy Statement (Non-Binding Advisory Resolution)	67

Item 5—Company Proposal on the Frequency of Holding a Non-Binding Advisory Vote on the Compensation of Executives as Disclosed in the Proxy Statement (Non-Binding Advisory Vote)	68

Other Matters	69

Section 16(a) Beneficial Ownership Reporting Compliance	69

Certain Transactions	69

Related Person Transactions Policy	69

Other Business	70

Shareholder Proposals for the 2012 Annual Meeting	70

Cost of Soliciting Your Proxy	70

Shareholders Sharing an Address	71

Consent to Electronic Delivery of Annual Meeting Materials	71

Annex A: Morgan Stanley 2007 Equity Incentive Compensation Plan (As Proposed to be Amended)	A-1

Morgan Stanley

1585 Broadway

New York, New York 10036

April 14, 2011

Proxy Statement

We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors for the 2011 annual meeting of shareholders. We are mailing this proxy statement and the accompanying form of proxy to shareholders on or about April 15, 2011. In this proxy statement, we refer to Morgan Stanley as the “Company,” “we,” “our” or “us” and the Board of Directors as the “Board.” In December 2008, the Board approved a change in the Company’s fiscal year end from November 30 to December 31, beginning January 1, 2009. The period from December 1, 2008 to December 31, 2008 was a transition period (the December 2008 transition period). Whenever we refer to Morgan Stanley’s fiscal year prior to 2009, we mean the twelve-month period ending November 30 of the stated year. When we refer to 2009 or 2010, we mean the twelve-month period ending December 31 of the stated year.

Annual Meeting Information

Date and Location.    We will hold the annual meeting on Wednesday, May 18, 2011 at 9:00 a.m., local time, at our offices at 2000 Westchester Avenue, Purchase, New York.

Admission.    Only record or beneficial owners of Morgan Stanley’s common stock or their proxies may attend the annual meeting in person. When you arrive at the annual meeting, you must present photo identification, such as a driver’s license. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account or bank statement.

Electronic Access.    You may listen to the meeting at www.morganstanley.com/about/ir/index.html. Please go to our website prior to the annual meeting to register.

Voting Information

Record Date.    The record date for the annual meeting is March 21, 2011. You may vote all shares of Morgan Stanley’s common stock that you owned as of the close of business on that date. Each share of common stock entitles you to one vote on each matter voted on at the annual meeting. On the record date, 1,545,216,403 shares of common stock were outstanding. We need a majority of the shares of common stock outstanding on the record date, represented in person or by proxy, to hold the annual meeting.

Confidential Voting.    Our Amended and Restated Bylaws (Bylaws) provide that your vote is confidential and will not be disclosed to any officer, director or employee, except in certain limited circumstances such as when you request or consent to disclosure. Voting of the shares held in the Morgan Stanley 401(k) Plan and the Morgan Stanley 401(k) Savings Plan (401(k) Plans) also is confidential.

Submitting Voting Instructions for Shares Held Through a Broker.    If you hold shares through a broker, follow the voting instructions you receive from your broker. If you want to vote in person at the annual meeting, you must obtain a legal proxy from your broker and present it at the annual meeting. If you do not submit voting instructions to your broker, your broker may still be permitted to vote your shares in certain cases. New York Stock Exchange (NYSE) member brokers may vote your shares as described below.

•

Non-discretionary Items.    All items, other than the ratification of the appointment of Morgan Stanley’s independent auditor, are “non-discretionary” items. It is critically important that you submit your voting instructions if you want your shares to count for non-discretionary items. Your shares will remain unvoted for such items if your NYSE member broker, including Morgan Stanley & Co. Incorporated (MS&Co.) and Morgan Stanley Smith Barney LLC (MSSB LLC), does not receive instructions from you.

•

Discretionary Item.    The ratification of the appointment of Morgan Stanley’s independent auditor is a
“discretionary” item. NYSE member brokers that do not receive instructions from beneficial owners may vote on this proposal in the following manner: (1) Morgan Stanley’s subsidiaries, MS&Co. and MSSB LLC, may vote uninstructed shares only in the same proportion as the votes cast by all other beneficial owners on the proposal; and (2) all other NYSE member brokers may vote uninstructed shares in their discretion.

If you do not submit voting
instructions and your broker does not have discretion to vote your shares on a matter, the broker will return the proxy card without voting (referred to as “broker non-votes”). Your shares will not be counted in determining the vote on that matter, but will be counted for purposes of determining the presence of a quorum.

Submitting Voting Instructions for Shares Held in Your Name.    If you hold shares as a record holder, you may vote by submitting a proxy for your shares by mail, telephone or the Internet as described on the proxy card. If you submit your proxy via the Internet, you may incur Internet access charges. Submitting your proxy will not limit your right to vote in person at the annual meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your proxy. If you submit a signed proxy card without indicating your voting instructions, the person voting the proxy will vote your shares according to the Board’s recommendations.

Submitting Voting
Instructions for Shares Held in Employee Plans.    If you hold shares in, or have been awarded stock units under, certain employee plans, you will receive directions on how to submit your voting instructions. Shares held in the following employee plans also are subject to the following rules.

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401(k) Plans and Employee Stock Purchase Plan (ESPP).    The Bank of New York Mellon (Mellon), the 401(k) Plans’
trustee, and Mellon Investor Services LLC (MIS), the ESPP administrator, as applicable, must receive your voting instructions for the common stock held on your behalf in these plans on or before May 13, 2011. If Mellon or MIS, as applicable, does not receive your voting instructions by that date, it will vote your shares (in the case of the 401(k) Plans, together with other unvoted, forfeited and unallocated shares in the 401(k) Plans) in the same proportion as the voting instructions that it receives from other participants in the applicable plan. On March 21, 2011, there were 48,494,016 shares in the 401(k) Plans and 5,034,458 shares in the ESPP.

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Other Equity-Based Plans.    State Street Bank and Trust Company acts as trustee for a trust (Trust) that holds shares of common stock underlying stock units awarded to employees under several of Morgan Stanley’s equity-based plans. Employees allocated shares held in the Trust must submit their voting instructions for receipt by the trustee on or before
May 13, 2011. If the trustee does not receive your instructions by that date, it will vote your shares, together with shares held in the Trust that are unallocated or held on behalf of former Morgan Stanley employees and employees in certain jurisdictions outside the U.S., in the same proportion as the voting instructions that it receives for shares held in the Trust in connection with such plans. On March 21, 2011, 116,796,945 shares were held in the Trust in connection with such plans.

Revoking Your
Proxy.    You can revoke your proxy at any time before your shares are voted by (1) delivering a written revocation notice prior to the annual meeting to Martin M. Cohen, Secretary, Morgan Stanley, 1585 Broadway, New
York, New York 10036; (2) submitting a later proxy that we receive no later than the conclusion of voting at the annual meeting; or (3) voting in person at the annual meeting. Attending the annual meeting does not revoke your proxy unless you vote in person at the meeting.

Votes Required to Elect
Directors.    Each director will be elected by a majority of the votes cast with respect to such director. A “majority of the votes cast” means that the number of votes cast “for” a director exceeds the number of votes cast “against” that director. Under Delaware law, if the director is not elected at the annual meeting, the director will continue to serve on the Board as a “holdover director.” As required by the Bylaws, each director has submitted an irrevocable letter of resignation that becomes effective if he or she is not elected by the shareholders and the Board accepts the resignation. If a director is not elected, the Nominating and Governance Committee will consider the director’s resignation and recommend to the Board whether to accept or reject the resignation. The Board will decide whether to accept or reject the resignation and publicly disclose its decision, including the rationale behind the decision if it rejects the resignation, within 90 days after the election results are certified.

Votes Required to Adopt Other Proposals.    The ratification of Deloitte & Touche LLP’s appointment as independent auditor and the non-binding advisory votes to approve executive compensation as disclosed in this proxy statement and the frequency of holding a non-binding advisory vote to approve executive compensation each require the affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote thereon. The approval of the amendment of the 2007 Equity Incentive Compensation Plan requires a majority of votes cast, provided that the total votes cast must represent a majority of the shares entitled to vote on the proposal.

“Abstaining” and
“Broker Non-Votes.”    You may “abstain” from voting for any nominee in the election of directors and on the other proposals. Shares “abstaining” from voting on any nominee for director will be excluded entirely from the vote and will have no effect on the election of directors. Shares “abstaining” from voting on the other proposals will be counted as present at the annual meeting for purposes of establishing the presence of a quorum. Your abstention will have the effect of a vote against the ratification of the appointment of Deloitte & Touche LLP as independent auditor, the amendment of the 2007 Equity Incentive Compensation Plan, the approval of the non-binding advisory vote to approve executive compensation and the approval of a frequency of holding a non-binding advisory vote to approve executive compensation. In addition, failure to cast a vote or a broker non-vote can have the effect of a vote against the proposal to approve the amendment of the 2007 Equity Incentive Compensation Plan if such failure or broker non-vote results in the total number of votes cast on the proposal not representing over 50% of all shares of common stock entitled to vote on the proposal.

 Item 1—Election of Directors

Director
Selection and Nomination Process.    The Nominating and Governance Committee’s charter provides that the Committee is appointed by the Board of Directors to identify individuals qualified to become Board members and to recommend to the Board the director nominees at annual meetings of shareholders. In discharging its duties, the Nominating and Governance Committee’s charter provides that the Committee will actively seek and identify nominees for recommendation to the Board consistent with the Board membership criteria set forth in the Corporate Governance Policies. The Corporate Governance Policies provide that the Board values members who combine a broad spectrum of experience and expertise with a reputation for integrity and that directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and be selected based upon contributions they can make to the Board and management and their ability to represent the interests of shareholders. While the Board has not adopted a policy regarding diversity, the Corporate Governance Policies provide that the Board will take into account diversity of a director candidate’s perspectives, background and other relevant demographics. The Nominating and Governance Committee and Board may also determine specific skills and experience they are seeking in director candidates based on the needs of the Company at a specific time. In considering candidates for the Board, the Nominating and Governance Committee considers the entirety of each candidate’s credentials in the context of these criteria.

As set forth in its charter, the Nominating and Governance
Committee may consider director candidates proposed by shareholders and the Board has adopted a policy regarding director candidates recommended by shareholders discussed under “Shareholder Nominations for Director Candidates” herein. The
Nominating and Governance Committee may also retain and terminate, in its sole discretion, a third party to assist in identifying director candidates or to assist in gathering information regarding a director candidate’s background and experience and to approve the fee that the Company pays for these services. Members of the Nominating and Governance Committee, the Lead Director and other members of the Board interview potential director candidates as part of the selection process when evaluating new director candidates.

When the Board nominates directors for election at an annual meeting, it evaluates the experience, qualifications, attributes and skills that an individual director candidate contributes to the Board as a whole to assist the Board in discharging its duties. As part of the ongoing process to evaluate these attributes, the Board performs an annual self-evaluation and has adopted a Corporate Governance Policy that provides that the Board expects a director who changes his or her present job responsibility to advise and to offer to tender his or her resignation for consideration by the Board.

Our Board currently has thirteen (13) directors. The Board
stands for election at each annual meeting of shareholders. Each director holds office until his or her successor has been duly elected and qualified or the director’s earlier resignation, death or removal.

In connection with its 2008 issuance of Series B Non-Cumulative Non-Voting
Perpetual Convertible Preferred Stock (Series B Preferred Stock) to Mitsubishi UFJ Financial Group, Inc. (MUFG), Morgan Stanley entered into an Investor Agreement with MUFG dated October 13, 2008 and amended as of October 27, 2008
(Investor Agreement), whereby Morgan Stanley agreed to take all lawful action to cause one of MUFG’s senior officers or directors to be a member of Morgan Stanley’s Board. Pursuant to the terms of the Investor Agreement, Mr. Nobuyuki
Hirano, who has served since October 2010 as Deputy President of MUFG and since June 2009 as Deputy President of The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU), the core commercial banking unit of MUFG, was elected to the Board, effective
March 10, 2009. Mr. Hirano subsequently was elected by shareholders at the 2009 and 2010 annual meeting of shareholders. Mr. Hirano will not be standing for re-election at the 2011 annual meeting of shareholders. In March 2011, MUFG designated Mr. Masaaki Tanaka, Managing Executive Officer and Chief Executive Officer for the Americas for BTMU, as its representative director under the Investor Agreement to stand for election at the 2011 annual meeting of shareholders. The
Nominating and Governance Committee considered the experience, qualifications and skills of Mr. Tanaka as discussed herein and unanimously recommended that the Board nominate Mr. Tanaka as a director for election at the 2011 annual meeting of shareholders.

Based on the recommendation of the Nominating
and Governance Committee, the Board unanimously nominated and recommends that Mr. Tanaka be elected as a director at the 2011 annual meeting of shareholders.

The Nominating and Governance Committee’s third party search firm and members of the Board recommended Mr. James W. Owens as a potential director candidate to the Nominating and Governance Committee. The Committee unanimously recommended to the Board that Mr. Owens be elected as a director, and the Board unanimously elected Mr. Owens, effective January 1, 2011.

Director
Nominees.    The Board has nominated the thirteen (13) director nominees below for election at the 2011 annual meeting of shareholders in accordance with the Corporate Governance Policies. Each nominee has indicated that he or she will serve if elected. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, your proxy will be voted for another person nominated by the Board.

Below are descriptions of the experience, qualifications, attributes and skills of each of the Company’s director nominees. The Company believes that an effective board consists of a diverse group of individuals who bring a variety of complementary skills that the Nominating and Governance Committee and Board consider in the broader context of the Board’s overall composition, with a view toward constituting a board that has the best skill set and experience to oversee the Company’s business. As indicated below, our directors have a combined wealth of leadership experience derived from extensive service guiding large, complex organizations as executive leaders or board members and in government and academia. They have substantive knowledge and skills applicable to our business, including in the regulatory; public accounting and financial reporting; finance; risk management; business development; operations; strategic planning; management development, succession and compensation; corporate governance; public policy;
international; banking; and financial services areas. The Nominating and Governance Committee regularly reviews the composition of the Board in light of the Company’s evolving business requirements and its assessment of the Board’s performance to ensure that the Board has the appropriate mix of skills needed for the broad set of challenges that it confronts.

Roy J. Bostock (70).    Mr. Bostock served as Chairman of the Partnership for a Drug-Free America from
2002 until 2010 and Chairman of the Committee for Economic Development from 2002 to 2005. He worked in the advertising agency business for 38 years beginning in 1964. Mr. Bostock was Chairman of B|Com3 Group, Inc., an advertising and marketing
services firm that is now part of the Publicis Groupe S.A., from 2000 to 2001. He also served as Chairman and Chief Executive Officer of D’Arcy, Masius Benton & Bowles, an advertising and marketing services firm, and its successor firm, The
MacManus Group, Inc., a global communications services holding company, from 1990 to 2000, when The MacManus Group, Inc. merged with the Leo Burnett Company to form B|Com3 Group, Inc., and was President from 1986 to 1990 of D’Arcy, Masius
Benton & Bowles.

Director
since:    2005

Other current
directorships:    Delta Air Lines, Inc. (Non-Executive Vice Chairman) and Yahoo! Inc. (Non-Executive Chairman)

Mr. Bostock’s varied leadership positions, including as chief executive officer of advertising and marketing services firms and in connection with non-profit organizations and public company boards, brings to the Board the perspective of an experienced leader with strategic planning, operations and business development skills.

Erskine B. Bowles (65).    Mr. Bowles is President Emeritus of the University of North Carolina and served as President from 2006 through 2010. Since 2010, he has served as Co-Chair of the National Commission on Fiscal Responsibility and Reform. Mr. Bowles has been a senior advisor since 2001 and was Managing Director from 1999 to 2001 of Carousel
Capital LLC, a private investment firm. He was also a partner at the private investment firm of Forstmann Little & Co. from 1999 to 2001. Mr. Bowles began his career in corporate finance at Morgan Stanley in 1969 and subsequently helped found and ultimately served as Chairman and Chief Executive Officer of Bowles Hollowell Connor & Co., an investment banking firm. He also was a founder of Kitty Hawk Capital, a venture capital firm. Mr. Bowles served as White House Chief of Staff from
1996 to 1998 and Deputy White House Chief of Staff from 1994 to 1995. He was head of the Small Business Administration from 1993 to 1994. Mr. Bowles also served as United Nations Under Secretary General, Deputy Special Envoy for Tsunami Recovery in
2005.

Director
since:    2005

Other current
directorships:    Cousins Properties Incorporated and Norfolk Southern Corporation

Other directorships in the past five years:    General Motors Corporation

Mr. Bowles brings to the Board his extensive experience in the financial services industry and academia as well as distinguished public service.

Howard J. Davies (60).    Mr. Davies has served as Director of the London School of Economics and
Political Science since 2003 and will step down as Director effective April 28, 2011. He was Chairman of the U.K. Financial Services Authority, the U.K.’s financial regulator, from 1997 to 2003. Mr. Davies previously served as Deputy
Governor of the Bank of England from 1995 to 1997. He was Director General of the Confederation of British Industry from 1992 to 1995 and Controller of the Audit Commission in the U.K. from 1987 to 1992. Mr. Davies worked at McKinsey & Co.
from 1982 to 1987 and was seconded to the Treasurer as Special Advisor to the Chancellor of the Exchequer. He previously worked at the U.K. Treasury and the Foreign and Commonwealth Office, including two years as Private Secretary to the British
Ambassador in Paris.

Director
since:    2004

Other current
directorships:    Prudential plc

Mr.
Davies brings an international perspective to the Board as well as extensive financial regulatory, accounting and risk management experience from his years of accomplished public service.

James P. Gorman (52).    Mr. Gorman has served as President and Chief Executive Officer of Morgan Stanley
since 2010 and as Chairman of Morgan Stanley Smith Barney Holdings LLC since 2009. He was Co-President of Morgan Stanley from 2007 to 2009, Co-Head of Strategic Planning from 2007 to 2009 and President and Chief Operating Officer of the Global
Wealth Management Group from 2006 to 2008. Mr. Gorman joined Merrill Lynch & Co., Inc. in 1999 and served in various positions including Chief Marketing Officer, Head of Corporate Acquisitions Strategy and Research in 2005 and President of the
Global Private Client business from 2002 to 2005. Prior to joining Merrill Lynch, he was a senior partner at McKinsey & Co., serving in the firm’s financial services practice. Earlier in his career, Mr. Gorman was an attorney in
Australia.

Director
since:    2010

Other directorships in
the past five years:    MSCI Inc.

As
Chief Executive Officer of the Company, Mr. Gorman is a proven leader with an established record as a strategic thinker backed by strong operating, business development and execution skills and brings an extensive understanding of Morgan
Stanley’s businesses and decades of financial services experience.

James H. Hance, Jr. (66).    Mr. Hance has served as a Senior Advisor at The Carlyle Group, a global private equity firm, since 2005, and was Chairman of Carlyle Capital Corporation Limited from 2006 to 2008. He joined Bank of America in 1987 as Executive Vice President and Chief Accounting Officer and served as Vice Chairman of Bank of America
Corporation from 2004 to 2005, Vice Chairman and Chief Financial Officer from 1988 to 2004 and Director from 1999 to 2005. Prior to joining Bank of America, Mr. Hance worked at Price Waterhouse, an accounting firm, for 17 years.

Director since:    2009

Other current directorships:    Cousins
Properties Incorporated, Duke Energy Corporation, Ford Motor Company and Sprint Nextel Corporation (Non-Executive Chairman)

Other directorships in the past five years:    EnPro Industries, Inc. and Rayonier Corporation

As a former senior executive of a commercial bank, Mr. Hance brings to the
Board extensive public accounting and financial reporting, commercial banking, financial services, risk management and bank regulatory experience.

C. Robert Kidder (66).    Mr. Kidder has served as Chairman and Chief Executive Officer of 3Stone Advisors
LLC, a private investment firm, since 2006 and has served as non-executive Chairman of the Board of Chrysler Group LLC since June 2009. He was Principal at Stonehenge Partners, Inc., a private investment firm, from 2004 to 2006. Mr. Kidder served as
President of Borden Capital, Inc., a company that provided financial and strategic advice to the Borden family of companies, from 2001 to 2003. He was Chairman of the Board from 1995 to 2004 and Chief Executive Officer from 1995 to 2002 of Borden
Chemical, Inc. (formerly Borden, Inc.), a forest products and industrial chemicals company. Mr. Kidder was Chairman and Chief Executive Officer from 1991 to 1994 and President and Chief Executive Officer from 1988 to 1991 of Duracell International
Inc. Prior to joining Duracell International Inc. in 1980, Mr. Kidder worked in planning and development at Dart Industries. He previously worked at McKinsey & Co. as a general management consultant.

Director since:    1993

Other current directorships:    Chrysler Group
LLC (Non-Executive Chairman) and Merck & Co. Inc. (formerly Schering-Plough Corporation)

Mr. Kidder brings to the Board extensive financial and senior executive experience, including in business development, operations and strategic planning, as well as a deep understanding of our Company, particularly in his capacity as Lead Director appointed by our independent directors.

John J. Mack (66).    Mr. Mack has been executive Chairman of the Board of Directors of Morgan Stanley
since 2005 and was Chief Executive Officer from 2005 to 2009. He was Chairman of Pequot Capital Management in 2005. Mr. Mack was Co-Chief Executive Officer of Credit Suisse Group from 2003 to 2004 and President, Chief Executive Officer and Director
of Credit Suisse First Boston from 2001 to 2004. He became President, Chief Operating Officer and Director of Morgan Stanley Dean Witter & Co. in 1997 and served in that position until 2001. Mr. Mack joined Morgan Stanley in 1972 in the bond department and served as head of the Worldwide Taxable Fixed Income Division from 1985 to 1992, became Chairman of the Operating Committee in 1992 and became President in 1993.

Director since:    2005

As the Company’s former Chief Executive Officer and current executive
Chairman, Mr. Mack’s over 35 years of service to the Company brings to the Board a unique understanding of Morgan Stanley’s businesses and the financial services industry as well as the perspective of an experienced leader.

Donald T. Nicolaisen (66).    Mr. Nicolaisen was Chief Accountant for the U.S. Securities and Exchange
Commission (SEC) from 2003 to 2005, where he served as the principal advisor to the SEC on accounting and auditing matters and was responsible for formulating and administering the accounting program and policies of the SEC. He was a partner of
PricewaterhouseCoopers, an accounting firm, from 1978 to 2003 and first joined Price Waterhouse in 1967. Mr. Nicolaisen led Price Waterhouse’s national office for accounting and SEC services and its financial services practice and was responsible for auditing and providing risk management advice to large, complex multi-national corporations.

Director since:    2006

Other current directorships:    MGIC Investment Corporation, Verizon Communications Inc. and Zurich Financial Services

Mr. Nicolaisen brings to the Board over 40 years of regulatory, public accounting and financial reporting, risk management and financial experience and the varied perspectives he has gained in the private sector as well as through distinguished service at the
SEC.

Hutham S. Olayan (57).    Ms. Olayan has been a principal and director since 1981 of The Olayan Group, a private multinational enterprise that is a diversified global investor and operator of commercial and industrial businesses in Saudi Arabia. Ms. Olayan has been President and Chief Executive Officer of The Olayan Group’s U.S. operations for more than 20 years, overseeing all investment activity originating in the Americas. Ms. Olayan is a member of the International Advisory Board of The Blackstone Group, a director of Equity International and a former director of Thermo Electron
Corporation.

Director
since:    2006

Ms. Olayan’s
extensive financial experience in the U.S. and internationally, including the Middle East, strengthens the Board’s global perspective.

James W. Owens (65).    Mr. Owens served as Chairman and Chief Executive Officer of Caterpillar Inc., a
manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines, from 2004 to 2010. Mr. Owens served as Vice Chairman of Caterpillar Inc. from 2003 to 2004 and as Group President from 1995 to 2003, responsible at various times for 13 of the company’s 25 divisions. He served as Vice President and Chief Financial Officer from 1993 to 1995, Corporate Vice President and President of Solar Turbines Incorporated from 1990 to 1993, and managing director of P.T. Natra Raya, Caterpillar Inc.’s Indonesian joint venture, from 1987 to 1990. Mr. Owens held various managerial positions in the Accounting and Product Source Planning Departments from 1980 to 1987 and was chief economist of
Caterpillar Overseas S.A. in Geneva, Switzerland from 1975 to 1980. He joined Caterpillar Inc. in 1972 as a corporate economist. Mr. Owens served on the President’s Economic Recovery Advisory Board from 2009 to 2011.

Director since:    2011

Other current directorships:    Alcoa Inc. and
International Business Machines Corporation

Other
directorships in the past five years:    Caterpillar Inc.

Mr. Owens’ various leadership positions, including as Chief Executive Officer of a major global corporation, bring to the Board extensive management experience and economics expertise and strengthens the Board’s global perspective.

O. Griffith Sexton (67).    Mr. Sexton has served as an adjunct professor at Columbia Business School since 1995 and visiting lecturer at Princeton University since 2000, teaching courses in corporate finance. He was an Advisory Director of Morgan Stanley from 1995 to 2008. Mr. Sexton joined Morgan Stanley in 1973 and was a Managing Director from
1985 to 1995, ultimately serving as Director of the Corporate Restructuring Group within the Advisory Services Department.

Director since:    2005

Other current directorships:    Investor AB

Mr. Sexton brings to the Board extensive financial services, accounting and risk experience as well as substantive knowledge of Morgan Stanley’s businesses from his nearly 40 years of prior service at the Company.

Masaaki Tanaka (58).    Mr. Tanaka is the Managing Executive Officer and Chief Executive Officer for the
Americas of The Bank of Tokyo–Mitsubishi UFJ, Ltd., a position he assumed in July 2010. From May 2007 to July 2010, Mr. Tanaka was President and Chief Executive Officer of UnionBanCal Corporation and its primary subsidiary Union Bank, N.A., where he continues to serve as a director. In 2007, he was also named a Managing Executive Officer of BTMU. From 1996 to 2004, Mr. Tanaka served in various capacities in the Corporate Planning Division of The Bank of Tokyo-Mitsubishi, Ltd.
(BTM). Following the merger of BTM and UFJ Bank, Ltd., which created BTMU, he served as Executive Officer and General Manager of the Corporate Planning Division for the newly combined bank from 2006 to 2007. At BTM, Mr. Tanaka was Executive Officer and General Manager of the Corporate Banking Division with responsibility for relationships with leading corporations. He was also General Manager of the Corporate Business Development Division where he directed strategic planning and coordination of the company’s corporate banking business. Mr. Tanaka began his professional career at the Mitsubishi Bank, a predecessor to BTMU, in 1977 and has over 34 years experience in the banking industry.

Other current directorships:    UnionBanCal
Corporation

As a senior officer of BTMU and its associated
companies, Mr. Tanaka brings to the Board over 34 years of banking experience and international, risk management and strategic expertise.

Laura D. Tyson (63).    Dr. Tyson has served as the S. K. and Angela Chan Professor of Global Management
since 2008 and served as Professor of Business Administration and Economics from 2007 to 2008 at the Walter A. Haas School of Business, University of California, Berkeley. She was Dean of the London Business School from 2002 to 2006. Dr. Tyson was
Dean from 1998 to 2001 and Class of 1939 Professor in Economics and Business Administration from 1997 to 1998 at the Walter A. Haas School of Business, University of California, Berkeley. She served as National Economic Advisor to the President and Chair of the President’s National Economic Council from 1995 to 1996 and as Chair of the White House Council of Economic Advisors from 1993 to 1995. Dr. Tyson served on the President’s Economic Recovery Advisory Board from 2009 to 2011 and was appointed in 2011 to the President’s Council on Jobs and Competitiveness.

Director since:    1997

Other current directorships:    AT&T Inc. (formerly SBC Communications Inc.), CB Richard Ellis Group, Inc. and Eastman Kodak Company

Dr. Tyson brings to the Board economics and public policy expertise and leadership skills from her positions in academia and through her distinguished public service.

Our Board unanimously recommends a vote “FOR” the election of all thirteen (13) nominees. Proxies solicited by our Board will be voted
“FOR” these nominees unless otherwise instructed.

Corporate Governance

Corporate Governance Documents.    Morgan Stanley has a corporate governance webpage at the “Company Information” link under the “About
Morgan Stanley” link at www.morganstanley.com.

Our Corporate
Governance Policies (including our Director Independence Standards), Code of Ethics and Business Conduct, Board committee charters, Policy Regarding Communication by Shareholders and Other Interested Parties with the Board of Directors, Policy
Regarding Director Candidates Recommended by Shareholders, Policy Regarding Corporate Political Contributions, Policy Regarding Shareholder Rights Plan, information regarding the Integrity Hotline and the Equity Ownership Commitment are available at our corporate governance webpage at www.morganstanley.com/about/company/governance/index.html and are available to any shareholder who requests them by writing to Morgan Stanley, Suite D, 1585 Broadway, New York, New York 10036.

Shareholders and other interested parties may contact any of our
Company’s directors (including the Lead Director), a committee of the Board, the Board’s non-employee directors or the Board, by writing to them at Morgan Stanley, Suite D, 1585 Broadway, New York, New York 10036. Shareholder and
interested party communications received in this manner will be handled in accordance with the procedures approved by the Company’s independent directors. The Board’s Policy Regarding Communication by Shareholders and Other Interested
Parties with the Board of Directors is available at our corporate governance webpage at www.morganstanley.com/about/company/governance/index.html.

Director Independence.    The Board has determined that
Messrs. Bostock, Bowles, Davies, Hance, Kidder and Nicolaisen, Ms. Olayan, Messrs. Owens and Sexton and Dr. Tyson are independent in accordance with the Director Independence Standards established under our Corporate Governance Policies.
To assist the Board with its determination, the standards follow NYSE rules and establish guidelines as to employment and commercial relationships that affect independence and categories of relationships that are not deemed material for purposes of director independence. Ten (10) of thirteen (13) of our current directors are independent. Upon the election of the current slate of director nominees, ten (10) of our thirteen (13) directors will be independent. The Board also determined that Charles H. Noski, who resigned from the Board in April 2010, and Charles E. Phillips, Jr., who did not stand for election at the 2010 annual meeting of shareholders, were independent in accordance with the Director Independence
Standards established under our Corporate Governance Policies during the period each served on the Board in 2010. All members of the Audit Committee, the Compensation, Management Development and Succession Committee and the Nominating and Governance
Committee satisfy the standards of independence applicable to members of such committees. All members of the Risk Committee are non-employee directors and a majority of the Risk Committee members satisfy the independence requirements of the Company and the NYSE. In addition, the Board has determined that all members of the Audit Committee, Messrs. Davies, Hance, Nicolaisen and Sexton, are “audit committee financial experts” within the meaning of current SEC rules. In making its determination as to the independent directors, the Board reviewed relationships between Morgan Stanley and the directors, including commercial relationships in the last three years between Morgan Stanley and entities where the directors are employees or executive officers, or their immediate family members are executive officers, that did not exceed a certain amount of such other entity’s gross revenues in any year (Messrs. Bowles and Davies, Ms. Olayan, Mr. Phillips and
Dr. Tyson); ordinary course relationships arising from transactions on terms and conditions substantially similar to those with unaffiliated third parties between Morgan Stanley and entities where the directors or their immediate family members own equity of 5% or more of that entity (Mr. Bostock and Ms. Olayan); Morgan Stanley’s contributions to charitable organizations where the directors or their immediate family members serve as officers, directors or trustees that did not exceed a certain amount of the organization’s annual charitable receipts in the preceding year (Messrs. Bostock, Bowles, Davies and Kidder, Ms. Olayan and Messrs. Owens and Phillips); and the directors’ utilization of Morgan Stanley products and services in the ordinary course of business on terms and conditions substantially similar to those provided to unaffiliated third parties (Messrs. Bostock, Hance, Kidder, Noski, Owens, Phillips and Sexton and Dr. Tyson).

In determining Mr. Bostock’s independence, the Board
also considered the employment of Mr. Bostock’s son-in-law by FrontPoint Partners LLC (FrontPoint), a former subsidiary within the Company’s Asset Management segment, prior to the restructuring of the Company’s relationship with
FrontPoint on March 1, 2011. The Board considered that, while employed at the Company, Mr. Bostock’s son-in-law was never a member of the Company’s senior management and was awarded compensation in line with his position at the
Company and in comparison with market standards. In addition, Mr. Bostock was not involved in any discussions or decisions regarding his son-in-law’s compensation and has no influence over the Asset Management business other than that possessed by any other Morgan Stanley non-employee director. The Board also considered that the Company has ceased to control FrontPoint, Mr. Bostock’s son-in-law is no longer an employee of the Company and any future commercial activities with
FrontPoint will be in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable services for unaffiliated third parties. The Board (other than Mr. Bostock) determined consistent with NYSE rules and based upon the facts and circumstances, that the relationship is immaterial to Mr. Bostock’s independence (see also “Other Matters – Certain Transactions” herein).

In determining Mr. Sexton’s independence, the Board also considered the Company’s provision of medical insurance to Mr. Sexton (for which Mr. Sexton pays the full cost). The Board (other than Mr. Sexton) determined, consistent with NYSE rules and based upon the facts and circumstances, that the relationship is immaterial to Mr. Sexton’s independence.

Board Leadership Structure and Role in Risk Oversight.

Board Leadership
Structure.    The Board is responsible for reviewing the Board’s leadership structure. The Board believes that the Company and its shareholders are best served by maintaining the flexibility to have any individual serve as Chairman of the Board based on what is in the best interests of the Company at a given point in time, rather than mandating a particular leadership structure. In making this decision, the Board considers, among other things, the composition of the Board, the role of the Company’s Lead Director, the Company’s strong corporate governance practices, the Chief Executive Officer’s working relationship with the Board, and the challenges specific to the Company. Historically, the positions of Chief Executive Officer and Chairman were held by the same individual. As a result of Mr. Mack’s discussion with the Board about stepping down as Chief Executive Officer and as part of its ongoing review of the Board’s leadership structure and succession planning process, the Board in September 2009 determined that the positions of the Chief Executive Officer and Chairman should be held by two separate individuals. The Board elected John J. Mack, the
Company’s former Chief Executive Officer, as Chairman of the Board, and James P. Gorman as the Company’s Chief Executive Officer, effective January 1, 2010.

In addition, the Company’s Corporate Governance Policies provide for an independent and active Lead Director that is appointed by the independent directors with clearly defined leadership authority and responsibilities. Our Lead Director, C. Robert Kidder, was appointed by our other independent directors and has responsibilities including: (i) presiding at all meetings of the Board at which the Chairman is not present; (ii) having the authority to call, and lead, sessions composed only of non-management directors or independent directors;
(iii) serving as liaison between the Chairman and the independent directors; (iv) advising the Chairman of the Board’s informational needs; (v) approving the types and forms of information sent to the Board; (vi) approving
Board meeting agendas and the schedule of Board meetings and requesting, if necessary, the inclusion of additional agenda items; and (vii) making himself available, if requested by major shareholders, for consultation and direct communication.

The Company’s Corporate Governance practices and policies
ensure substantial independent oversight of management. For instance:

•

The Board has a majority of independent and non-management directors. Ten (10) out of the thirteen (13) director nominees are independent as defined by the NYSE listing standards and the Company’s more stringent Corporate Governance Policies and eleven (11) out of the thirteen (13) director nominees are non-management directors. All of the Company’s directors are elected annually.

•

The Board’s key standing committees are composed solely of non-management directors. The Audit Committee, the Compensation, Management
Development and Succession Committee, and the Nominating and Governance Committee are each composed solely of independent directors. The Risk Committee consists of a majority of independent directors and includes only non-management directors. The committees provide independent oversight of management.

•

The Board’s non-management directors meet regularly in executive session. At each regularly scheduled Board meeting, the non-management directors meet in executive session without Messrs. Gorman or Mack present and, consistent with the NYSE listing standards, at least annually, the independent directors meet in executive session. These sessions are chaired by the
Lead Director.

Board Role in Risk Oversight.    The Board has
oversight for the Company’s enterprise risk management framework and is responsible for helping to ensure that the Company’s risks are managed in a sound manner. Effective January 1, 2010, the Board established the Risk
Committee, which is comprised solely of non-management directors, to assist the Board in the oversight of (i) the Company’s risk governance structure, (ii) the Company’s risk management and risk assessment guidelines and policies regarding market, credit and liquidity and funding risk, (iii) the Company’s risk tolerance, including risk tolerance levels and capital targets and limits, and (iv) the performance of the Chief Risk Officer. The Audit Committee retains responsibility for oversight of certain aspects of risk management, including review of the major operational, franchise, reputational, legal and compliance risk exposures of the Company and the steps management has taken to monitor and control such exposure, as well as guidelines and policies that govern the process for risk assessment and risk management. The Risk Committee, Audit Committee and Chief Risk Officer report to the entire Board on a regular basis.

As discussed herein under “Consideration of Risk Matters in Determining
Compensation,” the Compensation, Management Development and Succession Committee works with the Chief Risk Officer and its independent compensation consultant to evaluate whether the Company’s compensation arrangements encourage unnecessary or excessive risk-taking and whether risks arising from the Company’s compensation arrangements are reasonably likely to have a material adverse effect on the Company.

The Board has also authorized the Firm Risk Committee (FRC), a management committee appointed and chaired by the Chief
Executive Officer that includes the most senior officers of the Company, including the Chief Risk Officer, Chief Legal Officer and Chief Financial Officer, to oversee the Company’s global risk management structure. The FRC’s responsibilities include oversight of the Company’s risk management principles, procedures and limits and the monitoring of capital levels and material market, credit, liquidity and funding, legal, compliance, operational, franchise and regulatory risk matters, and other risks, as appropriate, and the steps management has taken to monitor and manage such risks. The Company’s risk management is further discussed in Part II, Item 7A of the Company’s Annual Report on
Form 10-K for the year ended December 31, 2010 (2010 Form 10-K).

* * * * *

The Board
has determined that its leadership structure is appropriate for the Company. Mr. Mack’s prior role as Chief Executive Officer, his existing relationship with the Board, his understanding of Morgan Stanley’s businesses, and his professional experience and leadership skills uniquely position him to serve as Chairman while the Company’s Lead Director, Mr. Kidder, has proven effective at enhancing the overall independent functioning of the Board. The Board believes that the combination of the Chairman, the Lead Director and the Chairmen of the Audit and Risk Committees provide the appropriate leadership to help ensure effective risk oversight by the Board.

Board Meetings and Committees.    Our Board met 15
times during 2010. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held during 2010 while the director was a member. The Board’s standing committees include the following:

Committee(1)

Current Members

Primary Responsibilities

# of Meetings in 2010*

Audit

  Donald T. Nicolaisen
(Chair)(2)   Howard J. Davies
James H. Hance, Jr. O. Griffith Sexton

•

Oversees the integrity of the Company’s consolidated financial statements, system of internal controls, and certain aspects of risk management, including review of major operational, franchise, reputational, legal and compliance risk exposures of the Company.

12

•

Selects, determines the compensation of, evaluates and, when appropriate, replaces the independent auditor, and pre-approves audit and permitted non-audit services.

•

Oversees the qualifications and independence of the independent auditor and performance of the Company’s internal auditor and independent auditor.

•

After review, recommends to the Board the acceptance and inclusion of the annual audited consolidated financial statements in the
Company’s Annual Report on Form 10-K.

  Compensation,
Management Development and Succession (CMDS)

  Erskine B. Bowles (Chair)
   C. Robert Kidder
Donald T. Nicolaisen Hutham S. Olayan

•

Annually reviews and approves the corporate goals and objectives relevant to the compensation of the Chief Executive Officer and evaluates his performance in light of these goals and objectives.

12

•

Determines the compensation of our executive officers and other officers as appropriate.

•

Administers the Company’s equity-based compensation plans.

•

Oversees plans for management development and succession.

•

Reviews and discusses the Compensation Discussion and Analysis with management and recommends to the Board its inclusion in the proxy statement.

•

Reviews the Company’s incentive compensation arrangements to help ensure that such arrangements are consistent with the safety and soundness of the Company and do not encourage excessive risk-taking.

  Nominating and
Governance

  Laura D. Tyson (Chair)   Roy J. Bostock   C. Robert
Kidder(3) James W. Owens(4)

•

Identifies and recommends candidates for election to the Board.

4

•

Recommends committee structure and membership.

•

Establishes procedures for its oversight of the evaluation of the Board.

•

Recommends director compensation and benefits.

•

Reviews annually the Company’s corporate governance policies.

•

Reviews and approves related person transactions in accordance with the Company’s Related Person Transaction Policy.

  Risk

Howard J. Davies (Chair) Roy J. Bostock James H. Hance, Jr. Nobuyuki Hirano

•

Oversees the Company’s risk governance structure.

7

•

Oversees risk management and risk assessment guidelines and policies regarding market, credit, liquidity and funding risk.

•

Oversees risk tolerance, including risk tolerance levels and capital targets and limits.

•

Oversees the performance of the Chief Risk Officer.

* In addition to Board and committee meetings, our directors also discharge their duties through, among other things, informal group communications and discussions with the Chairman of the Board, Chief Executive Officer, members of senior management and others as appropriate regarding matters of interest.

(1) Our Board has adopted a written charter for each of the Audit Committee, CMDS Committee, Nominating and
Governance Committee and Risk Committee setting forth the roles and responsibilities of each committee. The charters are available at our corporate governance website at www.morganstanley.com/about/company/governance/index.html. The reports of the
Audit Committee and the CMDS Committee appear herein.

(2) Mr.
Nicolaisen was appointed as Chair of the Audit Committee to replace Mr. Noski, effective April 20, 2010.

(3)
 Mr. Kidder joined the Nominating and Governance Committee, effective May 18, 2010.

(4)
 Mr. Owens joined the Nominating and Governance Committee, effective January 1, 2011.

Non-Management Director Meetings.    The Company’s Corporate Governance Policies provide that
non-management directors meet in executive sessions and that the Lead Director will preside over these executive sessions. The independent directors also meet in executive session at least once annually and the Lead Director presides over these executive sessions.

Director
Attendance at Annual Meetings.    The Company’s Corporate Governance Policies state that directors are expected to attend annual meetings of shareholders. All of the current directors who were on the Board at the time attended the 2010 annual meeting of shareholders. One (1) of the thirteen (13) directors on the Board of Directors at the time was not standing for re-election and did not attend the meeting.

Shareholder Nominations for Director
Candidates.    The Nominating and Governance Committee will consider director candidates recommended by shareholders and evaluates such candidates in the same manner as other candidates. The procedures to submit recommendations are described in the Policy Regarding Director Candidates Recommended by Shareholders available at our corporate governance webpage at www.morganstanley.com/about/company/governance/index.html.

Shareholders of record complying with the notice procedures set forth below may make director recommendations for consideration by the Nominating and Governance Committee. Shareholders may make recommendations at any time, but recommendations for consideration as nominees at the annual meeting of shareholders must be received not less than 120 days before the first anniversary of the date that the proxy statement was released to shareholders in connection with the previous year’s annual meeting. Therefore, to submit a candidate for consideration for nomination by the Nominating and Governance Committee at the 2012 annual meeting of shareholders, shareholders must have submitted the recommendation, in writing, by December 17, 2011. The written notice must demonstrate that it is being submitted by a shareholder of record of the Company and include information about each proposed director candidate, including name, age, business address, principal occupation, principal qualifications and other relevant biographical information. In addition, the shareholder must confirm his or her candidate’s consent to serve as a director. Shareholders must send recommendations to the Nominating and Governance Committee, Morgan Stanley, Suite D, 1585 Broadway, New York, New York 10036.
See “Director Selection and Nomination Process” above for more information regarding Board membership criteria.

Compensation Governance.    The CMDS Committee currently consists of four (4) directors, including our Lead Director, all of whom are independent members of the Board under the NYSE listing standards and the independence requirements of the Company. The CMDS Committee operates under a written charter adopted by the Board. The CMDS
Committee is responsible for reviewing and approving annually all compensation awarded to the Company’s executive officers, including the Chairman of the Board, the Chief Executive Officer and other executive officers named in the “2010
Summary Compensation Table” (named executive officers or NEOs). In addition, the CMDS Committee administers the Company’s equity incentive plans, including reviewing and approving equity grants to executive officers. Information on the CMDS Committee’s processes, procedures and analysis of NEO compensation for 2010 is addressed in the “Compensation Discussion and Analysis” (CD&A).

The CMDS Committee actively engages in its duties and follows procedures intended to ensure excellence in compensation governance, including those described below:

•

Retains its own independent compensation consultant to provide advice to the CMDS Committee on executive compensation matters. The independent compensation consultant generally attends all CMDS Committee meetings, reports directly to the CMDS Committee Chair and regularly meets with the CMDS Committee without management present. In addition, the Chair of the CMDS Committee regularly speaks with the CMDS Committee’s compensation consultant, without management, outside of the CMDS Committee meetings.

•

  Regularly reviews the competitive environment and the design and structure of the Company’s compensation programs to ensure that they are consistent with and support our compensation objectives.

•

  Regularly reviews the Company’s achievements with respect to predetermined performance priorities and strategic goals and evaluates executive performance in light of such achievements.

•

Regularly reviews legislative and regulatory developments affecting compensation in the U.S. and globally.

•

Grants senior executive annual incentive compensation after a comprehensive review and evaluation of Company, business unit and individual performance for the year both on a year-over-year basis and as compared to our key competitors.

•

Oversees plans for management development and succession.

•

  Regularly meets throughout the year and regularly meets in executive session without the presence of management or its compensation consultant.

•

  Receives materials for meetings in advance, and the Chair of the CMDS Committee participates in premeetings with management to review the agendas and materials.

•

Regularly reports on its meetings to the Board.

As mentioned above, to perform its duties, the CMDS Committee retains the services of a qualified and independent compensation consultant that possesses the necessary skill, experience and resources to meet the CMDS Committee’s needs and that has no relationship with the Company that would interfere with its ability to provide independent advice. The CMDS Committee has selected Hay Group as its compensation consultant. Hay Group has also been retained by the Nominating and Governance Committee to provide consulting services on Board compensation. Other than the consulting services that it provides to the CMDS and Nominating and Governance Committees, Hay Group currently provides no services to the Company or its executive officers. Hay Group assists the CMDS Committee in collecting and evaluating external market data regarding executive compensation and performance and advises the CMDS Committee on developing trends and best practices in executive compensation and equity and incentive plan design.

The Company’s Human Resources department acts as a liaison between the
CMDS Committee and Hay Group and also prepares materials for the CMDS Committee’s use in making compensation decisions. Separately, Human Resources may itself engage third-party compensation consultants to assist in the development of compensation data to inform and facilitate the CMDS Committee’s deliberations.

The principal compensation plans and arrangements applicable to our NEOs are described in the CD&A and the tables in the “Executive Compensation” section. The CMDS Committee may delegate the administration of these plans as appropriate, including to executive officers of the Company and members of the Company’s Human Resources department. The CMDS Committee may also create subcommittees with authority to act on its behalf.
Significant delegations made by the CMDS Committee include the following:

•

The CMDS Committee has delegated to the Equity Awards Committee (which consists of the Chief Executive Officer) its authority to make special new hire and retention equity awards; however, this delegation of

authority does not extend to awards to our executive officers and certain other senior executives of the Company. Awards granted by the Equity Awards Committee are subject to a share limit imposed by the CMDS Committee and individual awards are reported to the CMDS Committee on a regular basis.

•

The CMDS Committee has delegated to the Chief Operating Officer its authority to administer the Company’s cash-based nonqualified deferred compensation plans, including the Morgan Stanley Compensation Incentive Plan (discussed in the CD&A); however, the CMDS Committee has sole authority relating to grants of cash-based nonqualified deferred compensation plan awards to, or amendments to such awards held by, executive officers and certain other senior executives, material amendments to any such plans or awards, and the decision to implement certain of these plans in the future.

Our executive officers do not engage directly with the CMDS Committee in setting the amount or form of executive officer compensation. However, as discussed in the CD&A, as part of the annual performance review for our executive officers other than the Chief Executive Officer, the CMDS Committee considers our Chief
Executive Officer’s assessment of each executive officer’s individual performance, as well as the performance of the Company and our Chief Executive Officer’s compensation recommendations for each executive officer, other than himself.

Annual year-end equity awards are typically granted by
the CMDS Committee after the end of our fiscal year. This schedule coincides with the time when year-end financial results are available and the CMDS Committee can evaluate individual and Company performance as described in the CD&A. Special equity awards are generally approved on a monthly basis; however, they may be granted at any time, as deemed necessary for new hires, promotions, recognition or retention purposes. We do not coordinate or time the release of material information around our grant dates in order to affect the value of compensation.

Consideration of Risk Matters in Determining Compensation.    Beginning in 2009, the CMDS Committee has worked with the Company’s Chief Risk
Officer and the CMDS Committee’s independent compensation consultant to evaluate whether the Company’s compensation arrangements encourage unnecessary or excessive risk-taking and whether risks arising from the Company’s compensation arrangements are reasonably likely to have a material adverse effect on the Company. Morgan Stanley is a financial institution that engages in significant trading and capital market activities that are subject to market and other risks. The Company employs risk management practices, including trading limits, marking-to-market positions, stress testing and employment of models. The Company believes in pay-for-performance and as a result also evaluates its compensation programs to recognize these risks.

In 2009, the Chief Risk Officer had a series of
interactive and detailed working sessions with representatives from the Company’s Human Resources and Legal departments to evaluate each compensation program across each of the Company’s major areas – Institutional Securities, Asset
Management, Global Wealth Management and Company/Infrastructure. These working sessions were intended to identify whether there were any material risks to the Company arising from such compensation programs, including those programs in which our
NEOs participate. The review covered numerous programs, including equity- and cash-based deferred compensation programs, discretionary bonus programs and performance-based formulaic bonus programs. The working group reviewed a number of factors, including the eligibility, form of payment, applicable performance measures, vesting, clawback, holdback and cancellation provisions and governance and oversight aspects of each program.

In 2010, the Company’s Chief Risk Officer again worked with representatives from the Company’s Human Resources and
Legal departments to evaluate each of the Company’s compensation programs, with a focus on any new programs or changes to existing programs since the initial review, and concluded that Morgan Stanley’s current compensation programs do not incentivize employees to take unnecessary or excessive risk and that such programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The following are among the factors considered in making his determination:

•

our balance of fixed compensation and discretionary compensation;

•

our balance between short-term and long-term incentives;

•

our mandatory deferrals into both equity-based and cash-based long-term incentive programs;

•

the procedures followed in making compensation decisions;

•

our equity retention policy; and

•

the risk-mitigating features of our awards, such as cancellation, holdback and clawback provisions.

The Chief Risk Officer and the Global Head of Human Resources then reviewed these arrangements, along with the analyses and findings of the Chief Risk Officer, with the CMDS Committee and its independent compensation consultant. Before compensation decisions for 2010 were approved, the Chief Risk Officer reviewed the final compensation programs pursuant to which 2010 compensation would be paid and confirmed his conclusions to the CMDS Committee. It is the intention that, going forward, the Chief Risk Officer will continue to evaluate any new incentive arrangements for the NEOs and material arrangements for other employees and report periodically to the CMDS Committee and will be involved in the design and assessment of our incentive arrangements to the extent appropriate or required under applicable law.

Executive Equity Ownership
Commitment.    Members of the Company’s Operating Committee and the Chairman of the Board are subject to an Equity Ownership Commitment that requires them to retain at least 75% of common stock and equity awards (less allowances for the payment of any option exercise price and taxes) made to them while they are on the Operating Committee (or for the Chairman, while he was on the Operating Committee and while Chairman). This commitment ties a portion of their net worth to the Company’s stock price and provides a continuing incentive for them to work towards superior long-term stock price performance. None of our executive officers have prearranged trading plans under SEC Rule 10b5-1.

Beneficial Ownership of Company Common Stock

Stock Ownership of Directors and Executive
Officers.    We encourage our directors, officers and employees to own our common stock; owning our common stock aligns their interests with those of shareholders. Members of the Company’s Operating Committee, including the NEOs, and the Chairman of the Board are subject to the Equity Ownership Commitment described above. Executive officers also may not engage in hedging strategies or sell short or trade derivatives involving Morgan Stanley securities.

The following table sets forth the beneficial ownership of common stock as of
December 31, 2010 by each of our directors, director nominees and NEOs, and by all our directors and executive officers as of December 31, 2010, as a group. As of December 31, 2010, none of the common stock beneficially owned by our directors and NEOs was pledged.

Common Stock Beneficially Owned as of December 31, 2010

Name

Shares(1)

Underlying Stock
Units(2)(3)

  Subject to
 Stock
Options Exercisable within 60 days(4)

Total(3)(5)

NAMED EXECUTIVE OFFICERS

James P. Gorman

187,748

555,307

411,758

1,154,813

Ruth Porat

325,771

272,627

68,648

667,046

Walid A. Chammah

200,161

443,528

665,194

1,308,883

Gregory J. Fleming

—

333,573

—

333,573

Thomas R. Nides

100,035

108,415

17,834

226,284

DIRECTORS

Roy J. Bostock

38,896

30,007

—

68,903

Erskine B. Bowles

1,000

51,543

—

52,543

Howard J. Davies

3,659

38,276

7,049

48,984

James H. Hance, Jr.

23,649

13,001

—

36,650

Nobuyuki Hirano(6)

—

—

—

—

C. Robert Kidder

65,776

44,885

44,988

155,649

John J. Mack

2,019,590

587,477

523,490

3,130,557

Donald T. Nicolaisen

—

35,122

—

35,122

Hutham S. Olayan

3,000

45,482

—

48,482

James W. Owens(7)

—

—

—

—

O. Griffith Sexton

633,934

44,419

—

678,353

Masaaki Tanaka(6)

—

—

—

—

Laura D. Tyson

27,478

19,663

35,246

82,387

ALL DIRECTORS AND EXECUTIVE OFFICERS AS OF DECEMBER 31, 2010 AS A GROUP (23 PERSONS)

4,350,964

3,883,304

2,426,323

10,660,591

(1)
Each director, NEO and executive officer has sole voting and investment power with respect to his or her shares, except as follows: Mr. Gorman’s beneficial ownership includes
113,348 shares held in a grantor retained annuity trust for which he and his spouse are co-trustees and 100 shares held in a Uniform Gifts to Minors Act account for which Mr. Gorman disclaims beneficial ownership; Mr. Bostock’s beneficial ownership includes 1,775 shares held by his spouse; Mr. Bowles’ shares are held in a trust revocable by Mr. Bowles on 30 days notice; and Mr. Mack’s beneficial ownership includes 856,800 shares held in grantor retained annuity trusts for which his spouse is the sole trustee. For certain of the directors and executive officers as a group, shares are held in grantor retained annuity trusts.

(2) Shares of common stock held in the Trust corresponding to restricted stock units (RSUs). Directors and executive officers may direct the voting of the shares corresponding to their RSUs. Voting by executive officers is subject to the provisions of the Trust described in “Voting Information – Submitting Voting Instructions for Shares Held in Employee
Plans.”

(3) Excludes performance stock units (PSUs) because executive officers may not direct the voting of their PSUs. Also excludes RSUs granted on January 21, 2011 to the NEOs for performance in 2010 because they were not granted as of December 31, 2010. The following table lists the number of RSUs and PSUs awarded to each NEO for performance in 2010, the terms of which are described in greater detail in the CD&A. The PSUs awarded to each NEO for performance in 2009 are disclosed in the “2010 Grants of Plan-Based Awards Table” and described in note 2 to the table.

Name

  Stock Units Granted January 21, 2011
(#)

RSUs

PSUs

  James P.
Gorman

129,809

64,904.87

  Ruth
Porat

123,787

61,893.82

  Walid A.
Chammah

87,204

58,137.29

  Gregory
J. Fleming

117,096

58,548.21

  Thomas
R. Nides

—

     —

(4) See the “2010 Outstanding Equity Awards at Fiscal Year-End
Table” for additional information regarding stock options held by the NEOs as of December 31, 2010. Excludes stock options granted on January 21, 2011 to the NEOs for performance in 2010, which are listed in the following table. These stock option awards are described in greater detail in the CD&A.

Name

  Stock Options Granted January 21, 2011
(#)

James P. Gorman

424,731

Ruth Porat

182,027

Walid A. Chammah

—

Gregory J. Fleming

60,675

Thomas R. Nides

—

(5)
 Each NEO and director beneficially owned less than 1% of the shares of common stock outstanding. All executive officers and directors as a group as of December 31, 2010 beneficially owned less than 1% of the common stock outstanding.

(6)
Mr. Hirano was elected to the Board pursuant to the Investor Agreement and will not stand for re-election at the annual meeting of shareholders. See “Item 1–Election of Directors – Director Selection and Nomination Process”
regarding Mr. Tanaka’s nomination for election to the Board and “Principal Shareholders” regarding MUFG’s beneficial ownership of Company common stock.

(7)
 Mr. Owens joined the Board effective January 1, 2011. On February 1, 2011, Mr. Owens received an initial equity award of 2,793.66 stock units under the Directors’
Equity Capital Accumulation Plan.

Principal Shareholders.    The following table
contains information regarding the only persons we know of that beneficially own more than 5% of our common stock.

  Shares of Common Stock
Beneficially Owned

Name and Address

Number

Percent(1)

  BlackRock, Inc. (BlackRock)(2)   40 East 52nd
Street   New York, NY
10022

83,991,129

5.44
%

  China Investment Corporation (CIC)(3)   New Poly Plaza, No. 1 Chaoyangmen Beidajie   Dongcheng
District, Beijing 100010, People’s Republic of China

150,782,379

9.76
%

  Mitsubishi UFJ Financial Group, Inc.(4)   7-1,
Marunouchi 2-chome Chiyoda-ku, Tokyo 100-8330, Japan

359,713,710

19.38
%

  State Street Corporation (State
Street)(5)
225 Franklin Street, Boston, MA 02110

163,702,026

10.59
%

(1)
Percentages based upon the number of shares of common stock outstanding as of the record date, March 21, 2011, and the beneficial ownership of the principal shareholders as reported in SEC filings in notes 2-5 below.

(2)
 Based on the Schedule 13G filed on February 7, 2011 by BlackRock. The Schedule 13G discloses that BlackRock had sole dispositive and sole voting power with respect to all beneficially owned shares reported therein.

(3) Based on the Schedule 13G filed on February 14, 2011 by CIC and Harvest Investment Corporation. The Schedule 13G discloses that CIC had shared dispositive and shared voting power with respect to all beneficially owned shares reported therein.

(4) Based on the amended Schedule 13D filed on November 9, 2010 by MUFG. The amended Schedule 13D discloses that
MUFG had sole dispositive and sole voting power with respect to the beneficially owned shares reported therein, including 2,696,622 shares held solely in a fiduciary capacity by certain affiliates of MUFG as the trustee of trust accounts or the manager of investment funds, other investment vehicles and managed accounts as of October 31, 2010 for which MUFG disclaims beneficial ownership. The amended Schedule 13D discloses that the percentage of ownership reported therein includes
310,464,033 shares of common stock, assuming conversion of 7,839,209 shares of Series B Preferred Stock issued to MUFG on October 13, 2008, based on an initial conversion rate of 39.604 shares of common stock for each share of preferred stock.

(5) Based on the Schedule 13G filed on February 11, 2011 by State
Street and State Street Bank and Trust Company, each acting in various fiduciary and other capacities. The Schedule 13G discloses that State Street had shared dispositive power as to 163,702,026 shares and shared voting power as to 163,379,627 shares; that 107,989,670 shares beneficially owned by State Street Bank and Trust Company, a subsidiary of State Street, are held as trustee and investment manager on behalf of the Trust; and that State Street and State Street Bank and Trust Company disclaimed beneficial ownership of all shares reported in the Schedule 13G, except in their fiduciary capacity under the Employee Retirement Income Security Act of 1974.

Executive Compensation

Compensation Discussion and
Analysis.    This CD&A describes the Company’s executive compensation objectives and policies and analyzes the CMDS Committee’s decisions on NEO compensation for 2010. The CD&A is organized into four sections:

I.
Executive Summary

Morgan Stanley in recent years has fundamentally restructured how we pay – and seek to retain and motivate – our people. We have made significant changes to year-end compensation for the Company’s employees, and especially for our most senior executives. This restructuring, which has more closely tied compensation to the Company’s long-term financial performance and increased the portion of compensation that is deferred and “at-risk,” is designed to create appropriate incentives for employees to maximize long-term shareholder value and mitigate against excessive risk-taking.

Recent changes have included reducing the portion of year-end compensation paid as cash bonus, increasing the portion of compensation that is deferred, granting “at-risk” PSUs tied to three-year performance for senior executives and instituting a strengthened “clawback” provision that allows the Company to reclaim certain previously-granted year-end compensation awards.

In 2010, the CMDS Committee also introduced stock options, the value of which is subject to market risk, as another component of long-term equity incentive compensation to motivate executives to achieve financial and strategic goals. Paying a significant portion of executives’ incentive compensation in equity further aligns their interests with those of shareholders. In addition, our equity ownership commitment ties a portion of executives’ net worth to the Company’s stock price and provides a continuing incentive for them to work toward achieving superior long-term stock price performance.

Overall, year-end incentive compensation is now firmly tied to current and future performance, and risk management is an integrated part of compensation determinations.

Year-end executive compensation decisions for 2010 reflect progress made against performance priorities set at the beginning of the year by the CMDS Committee in consultation with the full Board. These performance priorities were in five key areas: financial performance; business development; client franchise and products; risk management and technology; and culture and stakeholder engagement. These priorities and the progress made by the Company and the NEOs in achieving them are described in more detail below.

Mr. Gorman’s salary and bonus (including long-term incentive awards) for 2010 as Chief Executive Officer was $14,000,000, down from $15,000,000 for 2009 when he served as Co-President of the Company. Despite the Company’s improved performance and the progress achieved in executing its strategy in 2010 under Mr. Gorman’s leadership, his compensation for 2010 was below the level of the prior year, reflecting the fact that the Company did not achieve certain financial priorities for the year.

II.
Compensation Objectives and Strategy

Morgan
Stanley’s executive compensation program is designed to achieve four key objectives:

•

Attract and Retain Top Talent.    The Company competes for talent globally with investment banks, commercial banks, brokerage firms, hedge funds and other companies offering financial services. To serve as one reference point in determining compensation, the CMDS Committee monitors competitive pay levels and structures within the industry. As part of the Company’s effort to be competitive in retaining top talent, our long-term incentive awards include payment and cancellation provisions to protect the Company’s interests and to encourage executives not to leave the Company for a competitor.

•

Deliver Pay-for-Performance.    The core of our executive compensation program emphasizes variable incentive compensation that is clearly linked to Company and individual performance. This approach encourages executives to balance increasing financial performance and shareholder value over the year with achievement of the Company’s long-term strategic priorities. It is also designed to reward superior individual performance and promote a shared long-term view among our executive team. For 2010, the CMDS Committee awarded a substantial percentage of total NEO compensation in long-term incentive awards, including RSUs and stock options, which are subject to market risk, as well as “at-risk” PSUs, which only deliver value if the Company achieves specific long-term performance goals, including return on average common shareholders’ equity and relative total shareholder return, over a three-year performance period.

•

Align Executive Compensation with Shareholders’ Interests.    The Company delivers a significant portion of
long-term incentive compensation in equity awards to align employee interests with those of shareholders. As an employee’s compensation and responsibilities increase, a greater percentage of his or her year-end incentive compensation, relative to other employees, is delivered as long-term incentive awards, rather than as an immediate cash bonus based on annual results. The CMDS Committee believes that linking incentive compensation to Company results over the year and delivering it primarily as deferred long-term incentive awards that are subject to market and cancellation risk over the course of several years helps motivate executives to achieve financial and strategic goals. In addition, members of the Company’s
Operating Committee and the Chairman of the Board are required to retain at least 75% of the equity awards (less allowances for any option exercise price and taxes) received while they serve on the Operating Committee (or for the Chairman, while he was on the Operating Committee and while Chairman). Executives are also prohibited from engaging in hedging strategies, selling short or trading derivatives with Company securities. These policies tie a significant portion of our executive officers’ compensation directly to the Company’s stock price.

•

Mitigate Excessive Risk-taking.    The CMDS Committee is advised by the Company’s Chief Risk Officer and the
CMDS Committee’s independent compensation consultant to help ensure that the structure and design of compensation arrangements do not encourage unnecessary or excessive risk-taking that threatens the Company’s interests or gives rise to risk that could have a material adverse effect on the Company. The CMDS Committee, together with the Chief Risk Officer, evaluated Morgan Stanley’s current compensation programs and considered the Chief Risk Officer’s determination that such programs do not encourage such behavior, due in part to (i) our balance of fixed compensation and discretionary compensation; (ii) our balance between short-term and long-term incentives; (iii) our mandatory deferrals into both equity-based and cash-based long-term incentive programs; (iv) the procedures followed in making compensation decisions; (v) our equity retention policy; and (vi) the risk-mitigating features of our awards, such as cancellation, holdback and clawback provisions. The
CMDS Committee, along with its consultant and the Chief Risk Officer, will continue to review the Company’s compensation programs to ensure they are consistent with evolving best practices, applicable legal standards and the Company’s risk policies.

III.
Compensation Program for 2010

A.
Compensation Program Highlights.*

•

A significant portion of year-end compensation was paid with deferred long-term incentive awards subject to market and cancellation risk, the
terms of which mitigate excessive risk-taking.    Mr. Gorman received 88% of his 2010 year-end compensation in deferred long-term incentive awards. For other NEOs, the portion of 2010 year-end compensation paid in deferred long-term incentive awards was 84% on

* This
section does not apply to Mr. Nides, who terminated employment with the Company to become U.S. Deputy Secretary of State as described in Section IV.C.

average, up from 72% on average for Ms. Porat and Mr. Chammah for 2009. Deferred compensation for the NEOs was comprised of “at-risk” PSUs, RSUs, stock options and deferred cash-based awards under the Morgan Stanley Compensation Incentive Program (MSCIP). A higher portion of the 2010 year-end compensation for NEOs was paid in equity, compared to 2009, further aligning a significant portion of our NEO’s compensation with shareholders’ interests by tying it directly to the Company’s stock price. These long-term incentive awards continue to be subject to the Company’s cancellation and clawback provisions, as described below. For all members of the Company’s Operating Committee, the average amount of year-end compensation subject to deferral was more than 80% on average for 2010, up from 75% on average for 2009, and for all bonus-eligible Morgan Stanley employees, it was
60% for 2010, up from 40% for 2009.

•

Stock options were included as an equity award component of year-end compensation.    For 2010, Morgan Stanley
granted stock options that tie NEO compensation to the long-term performance of the Company. These deferred long-term awards are subject to market risk, as they can lose all value if our stock price falls and remains below the closing price of the
Company’s common stock on the grant date. This component of the NEO equity incentive awards is another element that aligns the interests of executives and the Company while not encouraging unnecessary or excessive risk-taking.

•

“At-risk” PSUs tie a significant portion of year-end compensation to the achievement of specific financial goals over a three-year
period.    For 2010, the Company again granted senior executives “at-risk” PSUs that deliver value only if the Company, after three years, achieves objective performance goals with respect to return on average common shareholders’ equity and relative total shareholder return (see Section III.B for details). To the extent the Company does not achieve the performance goals set by the CMDS Committee at the time of grant, the NEOs will not receive shares under this program. The number of PSUs ultimately earned will be determined by the Company’s performance over the full three-year period. For 2010, the NEOs received 20% of their remaining bonus, after the grant of stock options, in PSUs.

•

The Company can reclaim a portion of year-end compensation under our “clawback”
provision.    In 2008, Morgan Stanley enacted a clawback that exceeded the Troubled Asset Relief Program (TARP) requirements for a portion of year-end compensation. The clawback can be triggered if an individual engages in conduct detrimental to the Company, such as causing the need for a restatement of financial results, a significant financial loss or other reputational harm to the Company or one of its businesses. Our clawback provision also explicitly covers situations where there is (i) a substantial loss on a trading position or other holding or (ii) any loss on a trading position or other holding where an employee operated outside the risk parameters applicable to such position or holding and, in either case, such position or holding was a factor in that employee’s compensation determination. These provisions apply to the deferred cash-based awards made to the NEOs. In addition to these provisions, our equity awards and deferred cash-based awards may also be canceled if the employee engages in conduct that constitutes “cause” (which, among other things, includes failure to comply with our compliance, ethics or risk management standards).

B.
“At-Risk” Performance-Based Compensation Program.    In 2009, the CMDS Committee, in response to shareholder feedback, approved an
“at-risk” PSU program under the Company’s 2007 Equity Incentive Compensation Plan. This program ties a significant portion of executive compensation to the Company’s long-term financial performance and further reinforces the
NEOs’ accountability for the Company’s future financial and strategic goals by tying a greater portion of compensation directly to certain core financial metrics of the Company – return on average common shareholders’ equity and relative total shareholder return.

Under this program, PSUs granted in 2011 for 2010 performance will vest and convert to shares of Company common stock in 2014 only if the
Company achieves predetermined performance goals over the next three years. Participants will receive no portion of the award if the minimum performance goals are not met. The amounts granted to the NEOs – which constituted 20% of their remaining 2010 bonus after the grant of stock options – are provided below under Section IV.C “2010 Compensation Decisions.”

The “at-risk” PSUs are tied directly to the Company’s long-term core financial metrics – specifically:

1.
One-half of the target PSU award is based on the Company’s return on average common shareholders’ equity (ROE) over the three-year performance
period.    ROE, for this purpose, excludes the impact of our own debt-related credit spreads – representing the change in fair value of certain short-term and long-term borrowings, including structured notes and subordinated debentures, accounted for under the fair value option. The return for each of the first, second and third years during the three-year performance period are weighted 20%, 30% and 50%, respectively. The number of “at-risk” PSUs ultimately earned will be determined by multiplying one-half of the target award by the multiplier according to the following grid:

MS ROE*

Multiplier

18% or more

2.00

12%

1.00

less than 7.5%

0.00

*
If ROE is between two of the thresholds noted above, the number of PSUs earned will be determined by straight-line interpolation between the two thresholds.

2.
The other half of the award is based on the Company’s total shareholder return (TSR) relative to the TSR of the members of the Comparison Group over the three-year period. The number of “at-risk” PSUs ultimately earned will be determined by multiplying one-half of the target award by the multiplier according to the following grid:

MS TSR Rank*

Multiplier

1

2.00

5

1.00

9 or 10

0.00

*
If the TSR rank is between two of the thresholds noted above, the number of PSUs earned will be determined by straight-line interpolation between the two thresholds. If the composition of the Comparison Group is affected by a corporate event, the grid will be adjusted based on the number of members of the Comparison Group remaining at the end of the performance period.

The Comparison Group for this purpose includes: Bank of
America Corp., Barclays Plc, Citigroup Inc., Credit Suisse Group, Deutsche Bank AG, Goldman Sachs Group Inc., JPMorgan Chase & Co., UBS AG and Wells Fargo & Company. This group represents the primary competitors in the
Company’s lines of business, as well as the companies which compete with the Company for talent globally.

The “at-risk” PSUs remain subject to cancellation upon certain events until conversion. If, after payment of the PSUs, the CMDS
Committee determines that the performance certified by the CMDS Committee was based on materially inaccurate financial statements, then such number of shares (or cash equivalent if the shares were transferred) will be subject to clawback by the
Company.

C. Compensation Program Components and Design.*

Compensation Element

Description

Other Features and Comments

1. Base Salary

An executive’s base salary reflects the executive’s experience and level of responsibility and is intended to be competitive with salaries for comparable positions at competitors.

Base salaries are reviewed annually and subject to change, if, among other reasons, the executive’s responsibilities change materially or there are changes in the competitive market environment. For 2011, no changes have been made to the NEOs’ base salaries.

2. Incentive Compensation

  Mix of Cash and Long-Term
Incentives

For 2010, incentive compensation consisted of cash, equity and MSCIP long-term incentive awards. The CMDS
Committee approved an incentive compensation formula for NEOs weighted toward long-term incentives. NEOs, excluding Mr. Nides, received 84% on average of incentive compensation as a long-term incentive award, made up of PSUs, RSUs, stock options and
MSCIP deferred cash-based awards.

In determining the 2010 formula for long-term incentive awards, the CMDS Committee considered a number of factors, including the business environment, the Company’s pay-for-performance philosophy and recent regulatory requirements, and substantially increased the portion of compensation that was awarded to NEOs on a deferred basis.

a. Equity Awards - Stock Options

For 2010, the Company introduced stock options as a component of equity incentive compensation awards to motivate executives to achieve financial and strategic goals. The stock options have an exercise price equal to the closing price of the Company’s common stock on the grant date and expire on the 7th anniversary of the grant date.

2010 year-end RSUs are
generally considered vested upon grant and subject to cancellation provisions including upon termination of employment if the NEO leaves the Company to join a competitor (except for Mr. Gorman if he resigns for good reason). 2010 PSUs, stock options and MSCIP awards are subject to vesting and, until vested, are generally cancelable upon termination of employment other than by the Company without cause. As a result, the cost of leaving the Company to go to a competitor can be significant to the NEO. Similarly, a competitor who wants to recruit the NEO would incur a significant cost if it were to agree to replace the NEO’s canceled awards. In addition to competition, other cancellation events for 2010 awards include cause, disclosure of proprietary information and solicitation of employees or clients. MSCIP awards also include the clawback described above.

NEOs’ year-end RSUs convert to shares and stock options become exercisable, and cancellation provisions lift on both awards, over three years following the grant. PSUs vest and pay out after a three-year performance period, with the number of PSUs ultimately earned determined by the Company’s performance against predetermined goals.

The 2010 MSCIP awards are payable, and cancellation provisions lift, over 17 months following the grant. This payment schedule reflects the fact that the Company increased the amount of year-end compensation that is deferred for 2010.

b. Equity Awards - PSUs

“At-risk” PSUs awarded to NEOs are earned only if predetermined performance goals are achieved over a three-year period. PSUs accumulate dividend equivalents that are paid only if and when the underlying units convert to shares. PSUs do not provide for voting rights before they are converted to Company stock.

c. Equity Awards - RSUs

RSUs align employee interests with those of shareholders. RSUs accumulate dividend equivalents that are paid only if and when the underlying units convert to shares. RSUs provide for voting rights.

d. MSCIP Deferred Cash-Based Awards

These deferred cash-based awards offer participants the ability to notionally invest their awards in certain reference investments. Participants are unsecured general creditors of the Company with respect to their MSCIP balances.

*
 The
information in the table applies to Mr. Chammah’s incentive compensation to the extent set forth in Section IV.C. The information in the table applies to Mr. Nides, except that, due to his government service effective January 2011, his incentive compensation for 2010 was awarded as a cash bonus.

Compensation Element

Description

Other Features and Comments

  3. Voluntary Deferred Compensation
Programs

The Company offers voluntary programs intended to provide employees with financial planning opportunities that are generally consistent with those offered by competitors. No Company contributions are made to these programs. Participants are unsecured general creditors of the Company with respect to their balances.

NEOs may defer a portion of their cash bonus on the same terms and conditions as other eligible employees. The programs in which the NEOs participate are described under the “2010 Nonqualified Deferred Compensation Table.”

4. Pension and Retirement

Our current retirement and savings plans serve an important role in attracting and retaining senior executives. Company provided retirement benefits in the U.S. include a tax-qualified 401(k) plan and a pension plan (the Employees Retirement Plan (ERP)) for eligible employees hired before July 1, 2007.
Effective after December 31, 2010, no further benefit accruals will occur under the ERP. Long-serving NEOs may also be eligible to participate in the Company’s global Supplemental Executive Retirement and Excess Plan (SEREP).

The SEREP was
originally intended to compensate for the limitations imposed by the Internal Revenue Service on qualified pension plan benefits and eligible pay. When it was determined that SEREP benefits were no longer needed to remain competitive, the SEREP was generally closed to new participants.

Company contributions
to savings plans for NEOs are disclosed in the “2010 Summary Compensation Table.” Pension arrangements for NEOs are described under the “2010 Pension Benefits Table.”

  5.
Health and Insurance Benefits

All NEOs participate in Company-sponsored health and insurance benefit programs available in the relevant jurisdiction.

In the U.S., higher-paid employees pay more to participate in the Company’s medical plan.

  6.
Personal Benefits

The Company provides limited personal benefits to certain of our NEOs. We believe these benefits are necessary for competitive and security reasons.

The Company’s Board-approved policy
authorizes the Chief Executive Officer to use the Company’s aircraft. For personal travel, Mr. Gorman entered into an aircraft time-share agreement with the Company as of January 1, 2010 and, since entering into such agreement, has fully reimbursed the Company for the incremental cost of his personal use of the Company’s aircraft.

Personal benefits provided to NEOs are discussed under the “2010 Summary Compensation Table.”

  7.
Severance

NEOs are not contractually entitled to cash severance payments upon termination of employment.

Upon retirement, NEOs may be eligible to participate in retiree medical coverage under the
Morgan Stanley Medical Plan on the same basis as other retired employees.

IV.
2010 Compensation Process and Decisions

A.
Factors Considered in 2010 Compensation Decisions

•

Performance Priorities and Metrics.    At the beginning of 2010, in consultation with the full Board, the CMDS Committee approved specific performance priorities in five key areas: (1) Company financial performance; (2) business development; (3) client franchise and products; (4) risk management and technology; and (5) culture and stakeholder engagement. To the extent the overall progress made with respect to these priorities was considered in determining 2010 compensation, it is described in Section IV.B below.

1.
Company financial performance.    The CMDS Committee established the following Company-wide financial performance priorities, which, at the time they were approved, reflected the measures primarily focused upon in light of the then-current market conditions:

•

Absolute returns, as measured by return on equity;

•

Relative returns, as measured by return on equity and total shareholder return relative to a comparison group;

•

Capital strength, as measured by the Company’s Tier 1 ratio; and

•

Credit rating, as measured by the current rating assigned by the major rating agencies and outlook.

For 2010, the Company’s comparison group for purposes
of setting the performance priorities included: Bank of America Corp., Bank of New York Mellon Corp., Citigroup Inc., Credit Suisse Group, Deutsche Bank AG, Goldman Sachs Group Inc., JPMorgan Chase & Co., UBS AG and Wells Fargo &
Company.

2.
Business development.    The CMDS Committee set qualitative priorities for each of our primary business units and for our international franchise related to business development. For Institutional Securities, it was the build-out of our fixed income business through investments in both people and technology to drive revenue and market share growth. For the Global
Wealth Management Group, it was the continued integration of the Morgan Stanley Smith Barney (MSSB) joint venture as measured by the platform conversion and profit-before-tax margin. For Asset Management, it was the continued refocusing of the business around our core strengths and rebuilding of a strong base. In our international business, it was continuing to strengthen our strategic relationship with MUFG, including our joint venture in Japan, and accelerating the build-out of our global business to increase international revenue mix.

3.
Client franchise and products.    The CMDS Committee set qualitative priorities for each of our primary business units related to client franchise and products. For Institutional Securities, it was client development as measured by market share data in global mergers and acquisitions and equity underwriting. For the Global Wealth Management Group, it was net new client assets.
For Asset Management, it was investment performance against respective benchmarks as well as cash inflows.

4.
Risk management and technology.    The CMDS Committee set qualitative priorities for the Company’s risk management and technology operations. For financial and operational risk management, it was continuing to strengthen the risk management function, improving financial controls and reducing operational risk. For technology, it was upgrading the Company’s technology and ensuring major IT projects remain on track, as measured by scheduled deliverables on time and on budget, internal audits and a Board assessment.

5.
Culture and stakeholder engagement.    The CMDS Committee set qualitative priorities for the Company’s culture and engagement with stakeholders, including clients, shareholders and regulators. For Company culture, it was the development of a strong leadership team that embodies the “One Firm” Morgan Stanley culture as measured by a Board assessment of its leadership and the culture it set for the Company. For stakeholder engagement, it was the Company’s work strengthening external relationships with key constituencies as measured by a Board assessment of the Company’s reputation and its relationship with its clients, shareholders and regulators.

•

Market Data and Review.    Throughout the year, the CMDS Committee reviewed analyses of competitors’ pay levels, including historical compensation data and consultant estimates of competitors’ 2010 compensation. This information considered by the CMDS Committee was either prepared or validated by its independent compensation consultant. The CMDS Committee did not target NEO compensation at a certain range compared to any peer group. The CMDS Committee also reviewed and discussed trends regarding executive compensation with its compensation consultant. In part, as a result of the information reviewed, the portion of compensation awarded in the form of deferred long-term awards subject to market and cancellation risk and subject to clawback was increased, while the portion of year-end compensation paid as cash bonus was reduced.

•

Relative Pay Considerations.    At year-end, the CMDS Committee reviewed the relative differences between the compensation for the NEOs and other executive officers of the Company and considered similar differences in 2009.

•

Input and Recommendations from the Chief Executive Officer, Independent Directors and CMDS Committee’s Independent
Consultant.    At the end of the year, Mr. Gorman presented the CMDS Committee with a performance assessment and compensation recommendations for each NEO other than himself. The CMDS Committee reviewed these recommendations with the Committee’s independent compensation consultant to assess whether they were reasonable compared with the market for executive talent and determined year-end compensation for NEOs in executive session. The CMDS Committee also considered input on NEO compensation from the other independent directors. The CMDS Committee also reviewed a report summarizing Mr. Gorman’s business and individual accomplishments during the year.

•

Tax Deductibility under Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Internal Revenue
Code (Section 162(m)) limits the deductibility of compensation for certain executive officers (other than the Chief Financial Officer) that is more than $1 million, unless the compensation qualifies as “performance-based.” While our policy, in general, is to preserve the tax deductibility of compensation for executive officers covered under Section 162(m), the CMDS Committee nevertheless may authorize awards or payments that might not be deductible if it believes they are in the best interests of the Company and its shareholders and individuals may receive non-deductible payments resulting from awards made prior to becoming an executive officer. To qualify as “performance-based” compensation, the award must be based on objective, pre-established performance criteria approved by shareholders. This formula imposes a cap of 0.5% of our adjusted pre-tax earnings on “performance-based” compensation paid to designated executives who may be subject to the Section 162(m) limit.

•

Compensation Expense Considerations.    Prior to determining individual NEO incentive compensation, the CMDS Committee reviewed and considered the relationship between Company performance and compensation expense. The CMDS Committee approved an incentive compensation program for 2010 that met the Chief Executive Officer’s objective of reducing the
Company’s compensation to net revenue ratio for the year down to 51%, compared with 62% for 2009.

•

Regulatory Guidance.    Guidance issued by our regulators in the U.S. and internationally in respect of compensation, including with regard to mix of long-term incentive compensation and the portion of compensation that should be deferred for certain populations, was considered by the CMDS Committee in making its compensation decisions. For example, the U.K.
Financial Services Authority (FSA) required minimum deferral rates for certain executives and employees working in the U.K. In many cases, particularly at the most senior levels, the deferral rate established by the CMDS Committee for the eligible population was higher than that prescribed by the FSA. As a participant under the TARP in 2008, the Company also provided for an advisory vote on executive compensation in its proxy statement for that year. The Company also voluntarily provided for such an advisory vote in its proxy statement for 2009. Prior to making final compensation decisions for 2010, the Committee was informed by the results of such votes – 92.8% and 94.5% in favor of the Company’s NEO compensation for 2008 and
2009, respectively.

B.
Evaluating Company and Individual Performance

The CMDS Committee evaluated 2010 performance on a year-over-year basis with respect to financial and other factors, including the performance priorities established earlier in the year. The CMDS Committee specifically considered the following factors in determining NEO incentive compensation:

•

Company Financial Performance.    In December 2010, the Chief Financial Officer reviewed the Company’s year-over-year estimated financial performance for 2010 with the CMDS Committee. Before finalizing compensation decisions, the CMDS Committee reviewed the Company’s final financial results, including the following:

•

  The Company had net revenues for 2010 of $31.6 billion, up 35% from 2009. Net revenues, excluding the negative impact of the debt-related credit spreads, were up 12% from 2009.

•

  The Company remained well-capitalized, with a Tier 1 capital ratio of approximately 16% under Basel I. Book value per common share increased 16% in
2010 to $31.49 at year-end.

•

The Institutional Securities business delivered net revenues of $16.4 billion, up 27% from 2009.

•

The Global Wealth Management Group delivered net revenues of $12.6 billion, up 35% from 2009, primarily reflecting higher incremental net revenues following the closing of MSSB. The pre-tax profit margin, a key metric for this business, was 9% (see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations – Executive Summary” in Part II,
Item 7 of the 2010 Form 10-K).

•

The Asset Management business delivered net revenues of $2.7 billion, up 104% from 2009.

•

  The Company delivered return on average common equity of 9% from continuing operations, which was below the ROE performance priority for 2010.

A detailed analysis of the
Company’s financial and operational performance for 2010, including the reconciliation of non-GAAP financial measures, is contained in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part II,
Item 7 of the 2010 Form 10-K.

•

Chief Executive Officer Performance.    The CMDS Committee’s evaluation of Mr. Gorman’s
performance in his first year as Chief Executive Officer included the Company’s financial performance outlined above, as well as progress against the other performance priorities identified in Section IV.A. For 2010, Mr. Gorman’s accomplishments included:

•

Strengthening the Institutional Securities Business:    Mr. Gorman’s focus on further enhancing the Company’s
leadership in investment banking helped to strengthen its client franchise, with Morgan Stanley ranking #1 in global IPOs, #1 in global Equity and #2 in global M&A for the year.* Mr. Gorman also executed on the Company’s strategic plan to build out the Sales and Trading business, which led to market share and ranking improvements in Equities and progress in Fixed Income through investments in both talent and technology, although there is still more to be done to drive revenue and market share growth.

•

Driving Progress in the Integration of MSSB:    Under Mr. Gorman’s leadership, the Company continued to advance its progress in the integration of MSSB, and financial advisors were incentivized to help grow the transaction and advisory business. Despite a weak retail market, the Global Wealth Management Group delivered improved performance in 2010, with net new client assets of $22.9 billion, including $14.1 billion in the fourth quarter.

•

Continued Repositioning of Asset Management under New Leadership to Drive Performance:    Mr. Gorman was instrumental in
assembling Morgan Stanley’s Asset Management leadership team. Mr. Gorman continued to create and build management committees for each business area to enhance its governance processes and focus on execution. As the Company refocused this business around its core strengths, Asset Management delivered significantly improved results in 2010, and continued to drive solid investment performance to its clients, with over 70 percent of its long-term strategies outperforming their respective benchmarks on a 3-, 5-, and 10-year basis.

* Source: Thomson Reuters – for the period of January 1, 2010 to December 31, 2010 as of January 6, 2011.

•

Expanding Morgan Stanley’s International Franchise:    Under the strategic guidance and leadership of Mr. Gorman,
Morgan Stanley completed important international business initiatives including the launch of its securities joint venture with MUFG in Japan and the divestiture of its stake in China International Capital Corporation Limited (CICC), which allowed the Company to embark on its new joint venture with Huaxin Securities Co., Limited (also known as China Fortune Securities Co., Ltd.). Mr. Gorman also committed Morgan Stanley to continue leveraging its business platform and brand in Europe, the Middle East and Africa, to capitalize on the opportunities in that region, having achieved a #1 ranking in European Announced M&A and a #2 ranking in European Equity in 2010.*

•

Forging External Relationships with Clients, Shareholders and Regulators:    In 2010, Mr. Gorman traveled extensively
around the world to attend more than 400 meetings with shareholders, institutional clients, private wealth clients, regulators and government officials. Mr. Gorman’s involvement in these meetings enabled Morgan Stanley to further develop its relationships with public officials and regulators, many of the Company’s largest clients and shareholders, as well as corporate leaders in the U.S and abroad.

•

Building a Cohesive Senior Management Team and Developing Talent Across the Company:    Mr. Gorman played a significant role
in strengthening the Company’s deep talent bench through key external hires and realignment in various senior management positions. Mr. Gorman also elevated the Company’s focus on employee engagement and motivation, and attended a wide range of events where he met and spoke with employees across all levels of the organization worldwide to reinforce the Company’s culture and communicate the Company’s vision and strategy for future growth.

•

Maintaining Strong Capital Position and Risk Management:    Under Mr. Gorman’s leadership, Morgan Stanley
continued to maintain a strong capital position while moving to more effectively leverage its capital base and balance sheet. As of December 31, 2010, Morgan Stanley’s Tier 1 capital ratio under Basel I was approximately 16.0% and Tier 1 common ratio was approximately 10.5% (see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – the Balance Sheet” in Part II, Item 7 of the 2010 Form
10-K). As Chairman of the FRC, a management enterprise risk committee consisting of the Company’s senior business and independent control function officers, Mr. Gorman was intensely focused on ensuring a robust risk management function.

•

Leading the Company’s Efforts to Shape – and Adapt to – Regulatory Reform:    As part of his outreach to key
stakeholders, Mr. Gorman helped lead the Company’s efforts to adapt to financial regulatory reform. This included adopting a model consistent with the legislative changes emanating from the Dodd-Frank Wall Street Reform and Consumer
Protection Act of 2010 (Dodd-Frank Act), including reallocating capital and the balance sheet away from proprietary businesses and reinvesting in client businesses, which will help position the Company to deliver more predictable, higher-quality revenues in the new environment.

Despite these significant accomplishments and the progress that Morgan Stanley achieved in executing its strategy in 2010 under
Mr. Gorman’s leadership, his compensation for 2010 was below the level of the prior year, reflecting the fact that the Company did not fully meet certain financial priorities for the year.

•

Other Executive Performance.    In determining the compensation of other NEOs, the CMDS Committee weighed the
Company’s overall financial performance and evaluated each NEO’s individual contributions to the Company’s progress against the other performance priorities identified in Section IV.A, as described below:

•

Ms. Porat, Executive Vice President and Chief Financial Officer:    The CMDS Committee evaluated
Ms. Porat’s role in strengthening Morgan Stanley’s financial controls, helping to enable the Company to maintain its strong balance sheet and capital and liquidity positions. The CMDS

* Source: Thomson Reuters – for the period of January 1, 2010 to December 31, 2010 as of January 6,
2011.

Committee also considered Ms. Porat’s diligent efforts to communicate transparently with investors, regulators and analysts throughout the year about the Company’s progress with its business initiatives and its perspective during periods of market volatility.

•

Mr. Chammah, Executive Vice President and Chairman and Chief Executive Officer of Morgan Stanley International:    The
CMDS Committee evaluated Mr. Chammah’s role in strengthening and accelerating growth in Morgan Stanley’s international client franchise in 2010. Mr. Chammah chaired the new International Operating Committee comprising regional heads throughout Europe, Latin America and Asia, and continued to leverage his strong client relationships around the world. The CMDS Committee also considered Mr. Chammah’s leadership in driving the launch of the Company’s securities joint venture with MUFG in Japan and the sale of our CICC stake, clearing the way for our new joint venture in China, as well as his efforts at enhancing the strong relationships Morgan Stanley has built in China and across Asia over many years.

•

Mr. Fleming, Executive Vice President and President of Asset Management and Research:    The CMDS Committee
assessed Mr. Fleming’s role in rebuilding Morgan Stanley’s asset management base and strengthening the Company’s Global Research franchise with its institutional equity clients in 2010. As it repositioned around key strengths under Mr. Fleming’s leadership, Asset Management posted significantly improved performance, reporting net revenues in 2010 of $2.7 billion compared with $1.3 billion a year ago and pre-tax income from continuing operations of $723 million compared with a pre-tax loss of $653 million in 2009. Asset Management continued to drive solid investment performance to its clients, with over 70 percent of its long-term strategies outperforming their respective benchmarks on a 3-, 5-, and
10-year basis. The CMDS Committee also considered Mr. Fleming’s role in introducing a range of new product offerings to Asset Management’s clients and the completion of important strategic initiatives, including the sale of the
Company’s retail asset management business to Invesco Ltd. and the restructured ownership of FrontPoint.

•

Mr. Nides, Chief Operating Officer:    The CMDS Committee evaluated Mr. Nides’ role in providing advice to the Board and Operating Committee on the Company’s strategic initiatives, as well as his ongoing role in driving compensation reform at the Company and communicating it effectively to both internal and external constituencies. The CMDS
Committee also considered Mr. Nides’ success in driving forward the goals of Morgan Stanley’s business support functions, including: Government Relations; Operations and Technology; Human Resources; Corporate Communications;
Marketing, Community Affairs; Environment, Social Finance and Community Reinvestment; and Corporate Services. In particular, these included spearheading efforts to upgrade technology across the Company, efforts to preserve and enhance the
Company’s brand reputation, and driving important talent management initiatives to ensure that Morgan Stanley continues to recruit exceptional talent.

C.
2010 Compensation Decisions

The CMDS Committee’s compensation awards for the NEOs for 2010 are set forth in the following table. The CMDS Committee determined the portion of each NEO’s incentive compensation to be delivered in the form of stock options based on the individual’s role. For each NEO, other than Messrs. Chammah and Nides, 60% of the incentive compensation remaining after the stock option grant was delivered in PSUs and RSUs and 60% of the incentive compensation remaining after all equity grants (options, PSUs and RSUs) was delivered in the form of MSCIP awards.

The table below shows how the CMDS Committee viewed its compensation decisions for 2010 but is not a replacement for the disclosure required in the “2010 Summary Compensation Table.”

Mr.
Gorman(1)

Ms. Porat

Mr. Chammah

Mr.
Fleming(2)

Mr. Nides

Fixed cash compensation:

Base salary

$
800,000

$
750,000

$
811,411
(3)

$
671,918
(4)

$
750,000

Annual incentive award:

Cash bonus

$
1,552,000

$
1,480,000

$
1,737,718
(3)

$
1,400,000

$
8,250,000

Long-term incentive award:(5)

Stock options(6)

$
3,500,000

$
1,500,000

—
(7)

$
500,000

—

PSUs(8)

$
1,940,000

$
1,850,000

$
1,737,718

$
1,750,000

—

RSUs(9)

$
3,880,000

$
3,700,000

$
2,606,577

$
3,500,000

—

MSCIP award(10)

$
2,328,000

$
2,220,000

$
2,606,577

$
2,100,000

—

Total Reward:

$
14,000,000

$
11,500,000

$
9,500,000

$
9,921,918

$
9,000,000

(1)
 Mr. Gorman’s Total Reward for 2010 as Chief Executive Officer was down from $15,000,000 for 2009 when he served as Co-President of the Company.

(2)
 Mr. Fleming was granted RSUs with an award value of $9,000,000 on February 8, 2010, his employment commencement date, in accordance with his employment offer letter with the
Company, dated February 3, 2010. These RSUs do not constitute part of Mr. Fleming’s 2010 Total Reward and were granted in light of value lost or at risk of being lost by Mr. Fleming in connection with awards from his former employer. On February 8, 2011, 33% of these RSUs vested and converted to shares in accordance with the terms of the award; the remainder of these RSUs will vest on February 8, 2012 and are subject to cancellation until they convert to shares 33% on February 8, 2012 and 34% on February 8, 2013. The number of RSUs awarded was determined by dividing the dollar value of the award by $26.9806, the volume-weighted average price of the Company’s common stock on the grant date, and rounding down to the nearest whole number. Fractional shares were paid in cash to Mr. Fleming.

(3)
 Mr. Chammah’s base salary was £525,000 and was converted to U.S. dollars using the 2010 average of daily spot rates of £1 to $1.5455. A portion of Mr. Chammah’s
2010 cash bonus was paid in British pounds sterling in the amount of £455,133 and a portion was paid in U.S. dollars in the amount of $1,034,290. With respect to the portion paid in British pounds sterling, the amount of U.S. dollars was converted to British pounds sterling using the 2010 average of daily spot rates of $1 to £.6470.

(4)
 Mr. Fleming’s annualized base salary of $750,000 was prorated for service from February 8, 2010, his employment commencement date.

(5)
 Mr. Nides terminated employment with the Company on December 31, 2010. Regulations applicable to Mr. Nides as U.S. Deputy Secretary of State prohibit his continued interest in
Company equity securities, including interests resulting from equity compensation awards. As a result of such regulations and Mr. Nides’ termination of employment from the Company, Mr. Nides’ year-end compensation for 2010 was awarded as a cash bonus. Mr. Chammah is considered to be “Code Staff” as defined by the FSA for 2010 and, accordingly, his long-term incentive compensation awards differ from those granted to other NEOs as prescribed by the FSA.
Among other differences described in the notes below, the long-term incentive awards granted to Mr. Chammah include a malus provision that allows for cancellation or reduction of his award if the Company or the relevant business unit suffers a material failure of risk management.

(6) The stock
options become exercisable in three equal annual installments on each of February 2, 2012, 2013 and 2014 and expire on the 7th anniversary of grant. The number of stock options awarded was determined by dividing the dollar value of the award by
$8.2405, the Black-Scholes valuation of each stock option determined as of the grant date, January 21, 2011, and rounding down to the nearest whole number. Stock options were granted with an exercise price equal to $30.01, the closing price of the Company’s common stock on the grant date.

(7) Effective as of January 6, 2011, Mr. Chammah is no longer an executive officer due to his change in role to
Chairman (from Chairman and Chief Executive Officer) of Morgan Stanley International. Due to his change in role, Mr. Chammah was not granted stock options as part of his incentive compensation.

(8)
 PSUs only deliver value if the Company meets specific performance goals, including ROE and relative TSR, over the three-year performance period. PSUs granted for 2010 performance are payable in, and subject to cancellation until, 2014. These values reflect the number calculated by multiplying the target number of PSUs awarded by $29.8899, the volume-weighted average price of the Company’s common stock on the grant date,
January 21, 2011.

(9) With the exception of Mr. Fleming’s award, which will be considered vested on February 8, 2012, the RSUs are considered vested upon grant. With the exception of Mr. Chammah’s award, the RSUs are subject to cancellation provisions until they are scheduled to convert to shares on February 2,
2013 for 50% of the award and February 2, 2014 for the remainder of the award. A portion of Mr. Chammah’s RSU award equal to $868,859 is scheduled to be distributed in three equal annual installments on each of February 2, 2012,
2013 and 2014. The remaining portion of Mr. Chammah’s RSU award, $1,737,718, is subject to vesting and transfer restrictions until it is scheduled to be distributed on July 21, 2011. The number of RSUs awarded was determined by dividing the dollar value of the award by $29.8899, the volume-weighted average price of the Company’s common stock on the grant date, January 21, 2011, and rounding down to the nearest whole number. Fractional shares were paid in cash to the NEOs.

(10) With the exception of Mr. Chammah’s award, the MSCIP
award vests and is scheduled to be distributed, and cancellation provisions lift, according to the following schedule: 1/4 on June 30, 2011, 1/3 of the remaining balance on November 30, 2011 and the remainder on June 30, 2012.
Mr. Chammah’s 2010 MSCIP award is considered vested upon grant and is scheduled to be distributed, and cancellation provisions lift, according to the following schedule: 1/3 on February 2, 2012, 1/2 of the remaining balance on
February 2, 2013 and the remainder on February 2, 2014.

Compensation, Management Development and Succession Committee Report.

We, the Compensation, Management Development and Succession Committee of the
Board of Directors of Morgan Stanley, have reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on such review and discussions, we have recommended to the Board that the
Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC.

Respectfully submitted,

Erskine B. Bowles, Chair

C. Robert Kidder

Donald T. Nicolaisen

Hutham S. Olayan

Summary Compensation Table.    The following table summarizes the compensation of
our named executive officers in the format specified by the SEC. Our NEOs are our Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers as determined by their total compensation for the year ended December 31, 2010 set forth in the table below, excluding, in accordance with SEC rules, the amount in the column captioned “Change in Pension Value and Nonqualified Deferred Compensation Earnings.” Pursuant to SEC rules, the following table is required to include for a particular year only those stock awards and option awards granted during the year, rather than awards granted after year-end that were awarded for performance in that year. Our year-end equity awards relating to performance in a year are made shortly after year-end. Therefore, compensation in the table includes not only non-equity compensation earned for services in the applicable year but, in the case of stock awards and option awards, compensation earned for performance in prior years but granted in the years (or during the December 2008 transition period) reported in the table. A summary of the CMDS Committee’s decisions on the compensation awarded to our NEOs for 2010 performance (which, in accordance with SEC rules, are in large part not reflected in the Summary Compensation Table) can be found in the CD&A.

2010 Summary Compensation Table

Name and Principal Position*

Year(1)

  Salary
($)(2)

  Bonus
($)(3)

  Stock
 Awards
($)(4)(5)

  Option
 Awards
($)

  Change in
 Pension Value
 and
 Nonqualified
 Deferred
 Compensation
 Earnings
($)(6)

  All Other
 Compensation
($)(7)

Total ($)

James P. Gorman

2010

800,000

3,880,000

10,167,949

—

331,688

6,100

15,185,737

President and Chief Executive Officer

2009

734,247

5,706,301

—

—

49,372

6,100

6,496,020

Ruth Porat

2010

750,000

3,700,000

6,911,340

—

342,985

6,100

11,710,425

Executive Vice President and Chief Financial Officer

Walid A. Chammah

2010

811,411
(8)

4,344,295
(9)

8,205,143

—

650,496

1,142,726

15,154,071

Executive Vice President and Chairman and Chief Executive Officer of Morgan Stanley International

2009

719,347

7,598,305

—

—

482,245

1,222,072

10,021,969

Dec. 2008

41,031

—

—

—

242,498

55,457

338,986

2008

322,903

—

8,834,808

—

12,898

823,608

9,994,217

Gregory J. Fleming

2010

673,558
(10)

3,500,000

9,000,000

—

—

75,000

13,248,558

Executive Vice President and President of Asset Management and Research

Thomas R. Nides

2010

750,000

8,250,000

4,600,264

—

280,136

83,453

13,963,853

Former Chief Operating Officer

2009

634,932

4,656,780

—

—

35,129

84,058

5,410,899

Dec. 2008

33,973

—

356,992

—

9,635

—

400,600

2008

300,000

2,343,000

1,938,704

—

2,487

140,895

4,725,086

*On January 1, 2010, Mr. Gorman became President and Chief Executive Officer, Ms. Porat became Executive Vice President and Chief Financial Officer and Mr. Chammah became Executive
Vice President and Chairman and Chief Executive Officer of Morgan Stanley International. Effective January 6, 2011, Mr. Chammah is no longer an executive officer due to his change in role to Chairman (from Chairman and Chief Executive
Officer) of Morgan Stanley International. On February 8, 2010, Mr. Fleming joined the Company as Executive Vice President and President of Asset Management and Research. Effective January 13, 2011, Mr. Fleming became President of the Global Wealth Management Group, in addition to being Executive Vice President and President of Asset Management. On December 22, 2010, Mr. Nides was confirmed by the U.S. Senate to become Deputy Secretary of State and his employment with the Company terminated effective December 31, 2010.

(1) For
Mr. Gorman, compensation is not shown for the December 2008 transition period or fiscal 2008 because he was not a NEO in such periods. For Ms. Porat and Mr. Fleming, compensation is not shown for the December 2008 transition period, fiscal 2008 or 2009 because they were not executive officers in such periods.

(2) Includes elective deferrals to the Company’s employee benefit plans.

(3)
 Includes elective deferrals to the Company’s employee benefit plans. For 2010, includes 2010 annual cash bonus amounts paid in February 2011 and amounts awarded in January 2011 under
MSCIP for performance in 2010:

Name

2010 Cash Bonus ($)

2010 MSCIP Award ($)

Total ($)

  James P.
Gorman

1,552,000

2,328,000

3,880,000

  Ruth
Porat

1,480,000

2,220,000

3,700,000

  Walid A.
Chammah

1,737,718

2,606,577

4,344,295

  Gregory
J. Fleming

1,400,000

2,100,000

3,500,000

  Thomas
R. Nides

8,250,000

—

8,250,000

With the exception of Mr. Chammah’s award, the 2010 MSCIP awards are scheduled to be distributed according to the following schedule: 1/4 on June 30, 2011, 1/3 of the remaining balance on November 30, 2011 and the remaining balance on June 30, 2012. Mr. Chammah’s 2010 MSCIP award is scheduled to be distributed according to the following schedule: 1/3 on February 2, 2012, 1/2 of the remaining balance on February 2, 2013 and the remaining balance on February 2, 2014. 2010 MSCIP awards are subject to cancellation and clawback. For further details on MSCIP awards, see the CD&A.

(4) For 2010,
except with respect to Mr. Fleming, consists of RSUs granted on January 21, 2010 for performance in 2009 and PSUs granted on January 21, 2010 for performance in 2009 that are subject to satisfaction of predetermined performance goals over a three-year performance period. With respect to Mr. Fleming, consists of RSUs that were granted in accordance with his employment offer letter with the Company, dated February 3, 2010, in light of value lost or at risk of being lost by Mr. Fleming in connection with awards from his former employer.

(5)
Represents aggregate grant date fair value of awards granted during the applicable period determined in accordance with the applicable accounting guidance for equity-based awards. Therefore, values disclosed in the table include the values of awards granted during the applicable period for the prior year’s service. NEOs do not realize the value of equity-based awards until the awards are settled. The actual value that a NEO will realize from these awards is determined by future Company performance and share price, and may be higher or lower than the amounts indicated in the table.

The following table lists the aggregate grant date fair value of stock awards granted to the NEOs during 2010. The aggregate grant date fair value of RSUs included in the table is based on the volume-weighted average price of the common stock on the grant date, as determined in accordance with applicable accounting guidance for equity-based awards. The aggregate grant date fair value of PSUs included in the table is based on the probable outcome of the performance conditions as of the grant date, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under the applicable accounting guidance for equity-based awards. The value of the PSUs at the grant date assuming that the highest level of performance conditions will be achieved is $5,706,301 for Mr. Gorman; $4,836,267 for Ms. Porat; $5,680,844 for Mr. Chammah; and $3,327,624 for Mr. Nides. For further information on the valuation of the Company’s RSUs and PSUs, see notes 2 and 20 to the consolidated financial statements included in the 2010 Form 10-K.

Name

Stock Unit Awards Granted During 2010
($)

RSUs

PSUs

Total

James P. Gorman

5,706,274

4,461,675

10,167,949

Ruth Porat

3,129,932

3,781,408

6,911,340

Walid A. Chammah

3,763,373

4,441,770

8,205,143

Gregory J. Fleming

9,000,000

—

9,000,000

Thomas R. Nides

1,998,442

2,601,822*

4,600,264

*
As discussed in greater detail under “Potential Payments Upon Termination or Change-in-Control,” on December 31, 2010, Mr. Nides vested in PSUs with a market value of $194,759, based on $27.21, the closing price of the common stock on the vesting date, and the remainder of Mr. Nides’ PSU award was canceled.

(6) The following table lists the change in pension value and the amount of any above-market earnings on nonqualified deferred compensation plans for the NEOs for 2010.

Name

  2010
Change in Pension Value ($)(a)

  2010 Above-Market
Earnings on Nonqualified Deferred Compensation ($)(b)

  Total
($)

James P. Gorman

17,419

314,269

331,688

Ruth Porat

318,893

24,092

342,985

Walid A. Chammah

200,071

450,425

650,496

Gregory J. Fleming

—

—

—

Thomas R. Nides

17,595

262,541

280,136

(a)

The “2010 Change in Pension Value” equals the aggregate increase from December 31, 2009 to December 31, 2010 in the actuarially determined present value of the accumulated benefit under the Company-sponsored defined benefit pension plans during the measurement period. Employees experienced an increase in the present value of their accumulated benefits from December 31,
2009 to December 31, 2010 primarily due to a decrease in the discount rates described below. Changes in present value also reflect changes in base salary and the effect of an additional year, as applicable, of pension accrual. The present values at December 31, 2010 are based on Pension Protection Act (PPA) generational annuitant mortality tables and discount rates of 5.59% for the ERP and 5.54% and 5.32% for the SEREP. The present values at December 31, 2009 are based on
PPA generational annuitant mortality tables and discount rates of 6.05% for the ERP and 6.06% and 5.95% for the SEREP. Post-retirement discounts are based on interest and mortality. For each plan, the assumed benefit commencement date is the earliest age at which the NEO can receive unreduced benefits under that plan or current age, if greater. Mr. Fleming does not have a value shown because he is not eligible for any of the Company-sponsored defined benefit plans.

(b)

The “Above-Market Earnings on Nonqualified Deferred Compensation” for 2010 equals the aggregate increase, if any, in the value of the NEOs’ accounts under the Company’s nonqualified deferred compensation plans at December 31, 2010 (without giving effect to any distributions made during 2010) from December 31, 2009 that are attributable to above-market earnings. Above-market earnings represent the difference between market interest rates determined pursuant to SEC rules and the earnings credited on deferred compensation.

(7)
The “All Other Compensation” column for 2010 includes, (a) contributions made by the Company under our qualified defined contribution plans with respect to each such period and (b) perquisites and other personal benefits, as detailed below. Perquisites are valued based on the aggregate incremental cost to the Company. Any of the perquisites and other personal benefits listed below but not separately quantified do not individually exceed the greater of $25,000 or 10% of the total amount of all perquisites received by the NEO. In addition, our NEOs may participate on the same terms and conditions as other investors in investment funds that we may form and manage primarily for client investment, except that we may waive or lower applicable fees and charges for our employees.

(a)
  For each of Mr. Gorman, Ms. Porat and Mr. Nides, the Company’s 401(k) matching contribution for 2010 was $6,100, which was allocated to the Morgan Stanley stock fund.

(b)

Mr. Chammah is covered by a modified expatriate package regarding his transfer to the UK. Mr. Chammah’s amounts include $502,302
(converted from British pounds sterling to U.S. dollars using the 2010 average of daily spot rates of £1 to $1.5455) related to his modified expatriate package and an estimated expatriate equalization payment of $622,609 related to taxes. The estimated expatriate equalization payment is only an estimate based on the most recent information available and the cost to the Company may ultimately differ from the amount disclosed herein. The amount reported also includes financial advisory and tax planning services and the estimated cost related to personal use of a car and driver.

The
amount reported for Mr. Fleming represents the fees paid by the Company to Mr. Fleming’s attorney that were incurred by Mr. Fleming in connection with the negotiation of his employment offer letter with the Company.

Pursuant to a written agreement with the Company,
Mr. Nides was reimbursed for reasonable commuting and other personal expenses of $75,104 related to travel between his home in Washington D.C. and the Company’s offices in New York, including cost of airfare, car service and housing arrangements.

(8) Mr. Chammah’s base salary was £525,000 for 2010. The
amount of British pounds sterling was converted to U.S. dollars using the 2010 average of daily spot rates of £1 to $1.5455.

(9)
Mr. Chammah’s 2010 cash bonus paid in February 2011 was $1,737,718, a portion of which was paid in British pounds sterling in the amount of £455,133 and a portion of which was paid in U.S. dollars in the amount of $1,034,290. With respect to the portion paid in British pounds sterling, the amount of U.S. dollars was converted to British pounds sterling using the 2010 average of daily spot rates of $1 to
£.6470.

(10) Mr. Fleming’s annualized base salary of $750,000 was
prorated for service from February 8, 2010, his employment commencement date, in accordance with his employment offer letter with the Company, dated February 3, 2010.

Grants of Plan-Based Awards Table.    The
following table sets forth information with respect to the RSUs and PSUs granted under the Morgan Stanley 2007 Equity Incentive Compensation Plan to the NEOs during 2010. The table does not include equity awards granted to our NEOs in January 2011 for performance in 2010.

2010 Grants of Plan-Based Awards Table(1)

Name

  Grant Date
(mm/dd/ yyyy)

  Estimated Future Payouts
Under Equity Incentive Plan Awards(2)

  All Other Stock
 Awards: Number of   Shares of Stock or   Units
(#)(3)

  All Other Option
 Awards: Number of   Securities   Underlying
 Options
(#)

  Exercise or Base
 Price of
 Option Awards
($/Sh)

  Grant Date Fair
 Value of Stock   and Option   Awards
($)(4)

Threshold (#)

  Target
(#)

Maximum (#)

James P. Gorman

01/21/2010

0

97,295.47

194,590.94

—

—

—

4,461,675

01/21/2010

—

—

—

194,590

—

—

5,706,274

Ruth Porat

01/21/2010

0

82,460.92

164,921.84

—

—

—

3,781,408

01/21/2010

—

—

—

106,734

—

—

3,129,932

Walid A. Chammah

01/21/2010

0

96,861.40

193,722.80

—

—

—

4,441,770

01/21/2010

—

—

—

128,335

—

—

3,763,373

Gregory J. Fleming

02/08/2010

—

—

—

333,573

—

—

9,000,000

Thomas R. Nides

01/21/2010

0

56,737.76

113,475.52

—

—

—

2,601,822(5)

  01/21/2010

—

—

—

68,149

—

—

1,998,442

(1)
The RSU awards included in this table are also disclosed in the “Stock Awards” column of the “2010 Summary Compensation Table” and, with the exception of
Mr. Fleming’s RSU award, the “2010 Option Exercises and Stock Vested Table” and the “2010 Nonqualified Deferred Compensation Table.” The PSU awards included in this table are also disclosed in the “Stock
Awards” column of the “2010 Summary Compensation Table” and, with the exception of Mr. Nides’ PSU award, the “2010 Outstanding Equity Awards at Fiscal Year-End Table.”

(2)
The PSUs are scheduled to vest and convert to shares in 2013 only if the Company satisfies predetermined performance goals over the three-year performance period that began on
January 1, 2010 and ends on December 31, 2012. One-half of the target PSU award will be based on the Company’s ROE over the three-year performance period. The other half of the award will be based on the Company’s TSR relative to the TSR of the members of the Comparison Group over the three-year period. The specific ROE and TSR performance thresholds and the Comparison Group were previously disclosed in the CD&A of the 2010 proxy statement and are the same as those disclosed in the CD&A of this proxy statement for PSUs granted in January 2011, except that the ROE thresholds reference average ROE over the three-year performance period. Each NEO is entitled to receive cash dividend equivalents on the PSUs, subject to the same vesting, cancellation and payment provisions as the underlying PSUs. NEOs may not direct the vote of the shares underlying the PSUs. The PSUs are subject to cancellation if a cancellation event occurs at any time prior to the scheduled conversion date. If, after payment of the PSUs, the CMDS Committee determines that the performance certified by the CMDS Committee was based on materially inaccurate financial statements, then such number of shares (or cash equivalent if the shares were transferred) shall be subject to clawback by the Company. For further details on cancellation of awards, see “Potential Payments Upon Termination or Change-in-Control.”

(3)
With the exception of Mr. Fleming’s RSU award, the RSUs are scheduled to convert to shares according to the following schedule: 50% on February 2, 2012 and 50% on
February 2, 2013, and each NEO is retirement-eligible under the award terms and, therefore, the awards are considered vested at grant. On February 8, 2011, 33% of Mr. Fleming’s RSU award vested and converted to shares in accordance with the terms of the award; the remainder of the award will vest on February 8, 2012 and will convert to shares 33% on February 8, 2012 and 34% on February 8, 2013. All RSUs are subject to cancellation if a cancellation event occurs at any time prior to the scheduled conversion date. For further details on cancellation of awards, see “Potential Payments Upon Termination or Change-in-Control.” Each NEO is entitled to receive cash dividend equivalents on the RSUs, subject to the same vesting, cancellation and payment provisions as the underlying RSUs and may direct the vote of the shares underlying the RSUs.

(4)
Represents the aggregate grant date fair value, in accordance with the applicable accounting guidance for equity-based awards, of the RSUs and PSUs. The aggregate grant date fair value of the RSUs granted on January 21, 2010 and February 8, 2010 is based on $29.3246 and $26.9806, respectively, the volume-weighted average price of the common stock on the grant date. The aggregate grant date fair value of PSUs is based on the probable outcome of the performance conditions as of January 21, 2010, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of such date under the applicable accounting guidance for equity-based awards. NEOs do not realize the value of equity-based awards until the awards are settled. The actual value that a NEO will realize from these awards is determined by future Company performance and share price, and may be higher or lower than the amounts indicated in the table. In particular, with respect to the PSUs, a NEO may ultimately earn up to two times the target number of units (maximum), or nothing (threshold), based on the Company’s performance over the three-year performance period. Based on the Company’s actual performance through December 31, 2010, a NEO would have earned only 62% of the target number of units. For further information on the valuation of the Company’s RSUs and PSUs, see notes 2 and 20 to the consolidated financial statements included in the 2010 Form 10-K.

(5)
As discussed in greater detail under “Potential Payments Upon Termination or Change-in-Control,” on December 31, 2010, Mr. Nides vested in 7,157.63 PSUs with a market value of $194,759, based on $27.21, the closing price of the common stock on the vesting date, and the remainder of this PSU award was canceled.

Outstanding Equity Awards at Fiscal Year-End Table.    The following table
discloses the number of shares covered by unexercised stock options and unvested RSUs and PSUs held by our NEOs on December 31, 2010. With the exception of Mr. Fleming, each NEO is retirement-eligible under his or her RSU award terms and, therefore, all of his or her outstanding RSU awards are considered vested and, in accordance with SEC rules, are not included in this table. Outstanding vested RSUs held by the NEOs on December 31, 2010 are disclosed in the “2010
Nonqualified Deferred Compensation Table.” As of December 31, 2010, the stock options held by the NEOs had no intrinsic value because the exercise price of each stock option was greater than $27.21, the closing price of the
Company’s common stock on December 31, 2010.

2010 Outstanding Equity Awards at Fiscal Year-End Table

Option Awards

Stock Awards

Name

  Number
of Securities Underlying Unexercised Options (#) Exercisable(1)(2)

  Number
of Securities Underlying Unexercised Options (#) Unexercisable (1)

Option Exercise Price
($)(2)

  Option Expiration Date
(mm/dd/ yyyy)

Number of Shares or Units of Stock That Have Not Vested (#)

Market Value of Shares or Units of Stock That Have
Not Vested ($)

Equity Incentive Plan Awards: Number of Unearned Shares, Units
or Other Rights That Have Not Vested (#)(3)

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units
or Other Rights That Have Not Vested ($)(3)

James P. Gorman

354,986

—

51.7552

2/17/2016

—

—

97,295.47

2,647,410

56,772

—

66.7260

12/12/2016

Total

411,758

—

Ruth Porat

13,466

—

48.5345

1/2/2012

—

—

82,460.92

2,243,762

11,699

—

36.2209

1/2/2013

19,746

—

47.1909

1/2/2014

23,737

—

66.7260

12/12/2016

Total

68,648

—

Walid A. Chammah

27,985

—

55.6085

1/2/2011

—

—

96,861.40

2,635,599

63,355

—

48.5345

1/2/2012

70,036

—

48.1891

1/2/2012

276,705

—

40.6569

1/2/2012

74,542

—

36.2209

1/2/2013

88,999

—

47.1909

1/2/2014

63,572

—

66.7260

12/12/2016

Total

665,194

—

Gregory J. Fleming

—

—

—

—

333,573

9,076,521

—

—

Total

—

—

Thomas R. Nides(4)

17,834

—

66.7260

12/12/2016

—

—

—

—

Total

17,834

—

(1) The stock option awards in this table, all of which are vested, became exercisable as shown in the following table:

Option Expiration Date (mm/dd/yyyy)

Exercise Schedule

1/2/2011

100% of the award became exercisable on 1/2/2003. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2006.

1/2/2012

With respect to Ms. Porat’s award and Mr. Chammah’s award of 63,355 stock options,
100% of the award became exercisable on 1/2/2004. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2007.

With respect to Mr. Chammah’s award of 70,036 stock options, 100% of the award became exercisable on 1/2/2005. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2007.

With respect to Mr. Chammah’s award of 276,705 stock options, the award became exercisable in three equal installments on 1/2/2003, 1/2/2004 and
1/2/2005. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2007.

1/2/2013

100% of the award became exercisable on 1/2/2005. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2008.

1/2/2014

50% of the award became exercisable on 1/2/2006 and 50% of the award became exercisable on 1/2/2007. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2009.

2/17/2016

60% of the award became exercisable on 2/17/2006 and 40% of the award became exercisable on 2/16/2007.

12/12/2016

50% of the award became exercisable on 1/2/2009 and 50% of the award became exercisable on 1/2/2010. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2010.

(2) Stock
options were granted with an exercise price equal to the fair market value of the Company’s common stock on the date of grant and were subsequently equitably adjusted to reflect the spin-off of Discover Financial Services.

(3)
The number of PSUs reflects the grant of the target number of units, although the senior executive may ultimately earn up to two times the target number of units, or nothing, based on the Company’s performance over the three-year performance period. The market value of the PSUs is based on $27.21, the closing price of the Company’s common stock on December 31, 2010.

(4)
Mr. Nides’ stock options were subsequently canceled by the Company due to ethical and/or conflicts of interest laws applicable to him as a result of his position as Deputy
Secretary of State that prohibit his continued interest in Company equity securities, including interests resulting from equity compensation awards.

Option Exercises and Stock Vested Table.    The following table contains
information about RSUs held by the applicable NEOs that vested during 2010. These RSUs are also disclosed in the “Stock Awards” column of the “2010 Summary Compensation Table,” the “2010 Grants of Plan-Based Awards
Table” and the “2010 Nonqualified Deferred Compensation Table.” Except with respect to Mr. Nides, as discussed in note 3 below, the table does not include PSUs granted in January 2010 for 2009 performance because the vesting of such awards is subject to the Company’s satisfaction of predetermined performance goals over a three-year performance period.

2010 Option Exercises and Stock Vested Table

Option Awards

Stock Awards

Name

  Number of
Shares Acquired on Exercise (#)

  Value Realized on
Exercise ($)

  Number of
Shares Acquired on Vesting (#)(1)

  Value Realized on
Vesting ($)(2)

James P. Gorman

—

—

194,590

5,706,274

Ruth Porat

—

—

106,734

3,129,932

Walid A. Chammah

—

—

128,335

3,763,373

Gregory J. Fleming

—

—

—

—

  Thomas R. Nides

—

—

75,306.63
(3)

2,193,201
(3)

(1) Other
than with respect to Mr. Nides, consists of RSUs that were granted on January 21, 2010 for 2009 performance. For further details on these RSUs, see note 3 to the “2010 Grants of Plan-Based Awards Table.” With respect to
Mr. Nides, consists of (i) the RSUs that were granted on January 21, 2010 for 2009 performance and (ii) the portion of his PSU award that was granted on January 21, 2010 for 2009 performance that vested upon his termination of employment with the Company on December 31, 2010 in accordance with the terms of the award.

(2)
 Other than with respect to Mr. Nides, the value realized represents the aggregate grant date fair value, in accordance with the applicable accounting guidance for equity-based awards, of the RSUs. The aggregate grant date fair value of the RSUs is based on $29.3246, the volume-weighted average price of the common stock on the grant date. With respect to Mr. Nides, the value realized represents the sum of (i) the aggregate grant date fair value, in accordance with the applicable accounting guidance for equity-based awards, of the RSUs and (ii) the market value of the PSUs on the vesting date based on $27.21, the closing price of the common stock on
December 31, 2010.

(3) As discussed in greater detail under “Potential Payments Upon
Termination or Change-in-Control,” on December 31, 2010, Mr. Nides vested in 7,157.63 PSUs with a market value of $194,759, based on $27.21, the closing price of the common stock on the vesting date, and the remainder of this PSU award was canceled. Mr. Nides’ vested PSUs are also disclosed in the “2010 Nonqualified Deferred Compensation Table.”

Pension Benefits Table.    The table below discloses the present value of
accumulated benefits payable to each of the NEOs and the years of service credited to each NEO under the Company’s defined benefit retirement plans as of December 31, 2010.

2010 Pension Benefits Table

Name

Plan
Name(1)

  Number of
 Years
 Credited
Service

  Retirement
Age for Full Benefits

  Present Value of
 Accumulated
Benefit ($)(2)

  Payments
During Last Fiscal Year ($)

James P. Gorman

Morgan Stanley Employees Retirement Plan

4
(3)

65

49,239

—

Ruth Porat

Morgan Stanley Employees Retirement Plan

20

65

271,067

—

Morgan Stanley Supplemental Executive Retirement and Excess Plan

21

60

952,496

—

Walid A. Chammah

Morgan Stanley Employees Retirement Plan

16

65

264,091

—

Morgan Stanley Supplemental Executive Retirement and Excess Plan

17

60

1,160,947

—

Gregory J. Fleming(4)

—

—

—

—

—

Thomas R. Nides

  Morgan Stanley Employees Retirement Plan

5

65

57,310

—

(1)
 Benefits under the SEREP are shown even if the eligibility requirements (i.e., grandfathered group, age 55, five years of service, and age plus service totals at least 65) have not been met as of the current date. See the discussion under “Supplemental Executive Retirement and Excess Plan” following this table.

(2)
The present value at December 31, 2010 is based on PPA generational annuitant mortality tables and discount rates of 5.59% for the ERP and 5.54% and 5.32% for the SEREP. Present
values are determined using an interest-only discount before retirement. Post-retirement discounts are based on interest and mortality. The assumed benefit commencement date is the earliest age at which the executive can receive unreduced benefits or current age, if greater.

(3) Mr. Gorman will not be vested in the ERP until completion of five years of vesting service.

(4) Mr. Fleming is not eligible for any of the Company-sponsored defined benefit plans.

The following is a description of the
material terms with respect to each of the plans referenced in the table above.

Employees Retirement Plan

Substantially all of the U.S. employees of the Company and its U.S. affiliates hired before July 1, 2007, other than certain employees in the Company’s mortgage business, are covered after one year of service by the ERP, a non-contributory, defined benefit pension plan that is qualified under Section 401(a) of the Internal Revenue Code. Annual benefits are equal to 1% of eligible earnings plus 0.5% of eligible earnings in excess of
Social Security covered compensation for each year of service. Eligible earnings generally include all taxable compensation, other than certain equity-based and nonrecurring amounts, up to $170,000 per year. ERP participants who, as of
January 1, 2004, had age plus service equal to at least 65 and who had been credited with five years of service, receive benefits determined under the ERP’s pre-2004 benefit formula, if greater. Pre-2004 benefits equal 1.15% of final average salary, plus 0.35% of final average salary in excess of Social Security covered compensation, in each case multiplied by Credited Service up to 35 years, where final average salary is base salary, up to specified limits set forth in the ERP, for the highest paid 60 consecutive months of the last 120 months of service. Benefits are payable as an annuity at age 65 (or earlier, subject to certain reductions in the amounts payable). Under the pre-2004 provisions of the ERP, benefits are payable in full at age 60 and reduced 4% per year for retirement between ages 55 and 60 for employees who retire after age 55 with ten years of service. The ERP was closed to new participants, effective July 1, 2007, and was replaced by a retirement contribution to the Company’s 401(k) Plan. Effective after December 31, 2010, no further benefit accruals will occur under the ERP. Mr. Gorman, Ms. Porat and Messrs. Chammah and Nides participated in the ERP during 2010.

Supplemental Executive Retirement and Excess Plan

The SEREP is an unfunded, nonqualified plan. Credited Service is counted starting from the first day of the month after the hire date, except that for certain excess benefits Credited Service begins after one year of service. The SEREP provides benefits not otherwise provided under the ERP because of limits in the ERP or Internal Revenue Code on eligible pay and benefits, certain grandfathered benefits not otherwise payable under the ERP and supplemental retirement income (unreduced at age 60) for eligible employees after offsetting other Company-provided pension benefits and pension benefits provided by former employers. The supplemental benefit, before offsets, equals 20% of final average salary plus 2% of final average salary per year after five years (up to 50% cumulatively) plus 1% of final average salary per year after 25 years (up to 60% cumulatively), where final average salary is base salary for the highest paid 60 consecutive months of the last 120 months of service, up to a maximum annual benefit payable of $140,000 at age 60, reduced by 4% per year for payments beginning before age 60. The SEREP was restricted effective January 1, 2004 to allow only “grandfathered” employees who as of that date met certain eligibility criteria to benefit from the plan. Grandfathering in this plan was provided to all similarly situated eligible employees and may be provided to other employees with the approval of the CMDS Committee. Benefits may be paid in various actuarially equivalent forms of annuity. Other than for small balances, no lump sums are available under this plan.
Ms. Porat and Mr. Chammah participate in the SEREP.

Nonqualified Deferred Compensation Table.    The following table contains
information with respect to the participation of the NEOs in the Company’s unfunded cash nonqualified deferred compensation plans that provide for the deferral of compensation on a basis that is not tax-qualified, as well as with respect to
RSUs and, with respect to Mr. Nides as discussed in note 5 below, PSUs granted to the NEOs that are vested but have not yet converted to shares of Morgan Stanley common stock.

In addition to the Company equity plans, each NEO participated in one or more of seven cash nonqualified deferred compensation plans as of December 31, 2010: the Capital Accumulation Plan (CAP), the Key Employee Private Equity Recognition Plan (KEPER), the Notional Leveraged Co-Investment Plan (LCIP), MSCIP, the Pre-Tax
Incentive Program (PTIP), the Select Employees’ Capital Accumulation Program (SECAP) and the Strategic Equity Incentive Plan (SEIP). The NEOs participate in the plans on the same terms and conditions as other similarly situated employees. These terms and conditions are described below following the notes to the table. CAP, KEPER, PTIP and SEIP are closed to new participants and contributions. LCIP was not offered for 2009 or 2010.

2010 Nonqualified Deferred Compensation Table

Name

  Executive
 Contributions
 in Last FY
($)(1)

  Registrant
 Contributions
 in Last FY
($)

  Aggregate
 Earnings
in Last FY ($)(2)

  Aggregate
 Withdrawals/
Distributions($)(3)

  Aggregate
 Balance
at Last FYE ($)(4)

James P. Gorman

LCIP

—

—

362,066

—

1,203,564

MSCIP

5,706,301

—

451,085

—

6,157,386

RSUs(5)

5,706,274

—

(1,207,793
)

4,379,099

15,159,928

Total

11,412,575

—

(394,642
)

4,379,099

22,520,878

Ruth Porat

CAP

—

—

(133
)

—

7,097

KEPER

—

—

1,581

2,984

11,321

LCIP

—

—

—

—

—
(6)

MSCIP

3,129,950

—

114,148

—

4,344,980

PTIP

—

—

84,307

—

563,996

RSUs(5)

3,129,932

—

(592,964
)

3,062,539

7,444,980

SEIP

—

—

26,954

1,568

74,780

Total

6,259,882

—

(366,107
)

3,067,091

12,447,154

Walid A. Chammah

CAP

—

—

(338
)

—

27,019

LCIP

—

—

404,708

—

1,345,310

MSCIP

3,763,383

—

448

—

3,763,831

PTIP

—

—

159,719

—

2,514,071

RSUs(5)

3,763,373

—

(936,959
)

9,596,372

12,102,934

SECAP

—

—

55,954

—

880,747

Total

7,526,756

—

(316,468
)

9,596,372

20,633,912

Gregory J. Fleming

—

—

—

—

—

Thomas R. Nides

LCIP

—

—

236,828

—

787,250

PSUs

194,902

—

1,432

—

196,334

MSCIP

1,998,468

—

267,193

—

2,799,981

RSUs(5)

1,998,442

—

(223,028
)

4,087,548

2,965,770

SECAP

—

—

74,217

—

524,889

  Total

4,191,812

—

356,642

4,087,548

7,274,224

(1) MSCIP and RSU contributions represent RSU awards and MSCIP awards granted in January 2010 for 2009 performance that are considered vested at grant but are subject to cancellation until the scheduled conversion or payment dates of such awards in 2012 and 2013. The MSCIP awards reported in this table are also reported as part of the 2009 bonus in the “2010
Summary Compensation Table.” The value of the RSUs in this column (which are also reported in the “Stock Awards” column of the “2010 Summary Compensation Table,” the “2010 Grants of Plan-Based Awards Table” and the
“2010 Option Exercises and Stock Vested Table” of this proxy statement) is the aggregate grant date fair value of the RSUs based on $29.3246, the volume-weighted average price of the common stock on the grant date. Mr. Nides’ PSU contributions represent the market value of his PSUs that vested during 2010 based on the average of the high and low prices of the Company’s common stock on the vesting date. For more information regarding the vesting of Mr. Nides’
PSUs, see “Potential Payments Upon Termination or Change-in-Control.”

(2) With
respect to our cash-based nonqualified deferred compensation plans, represents the change in (i) the balance of the NEO’s account reflected on the Company’s books and records at December 31, 2010, without giving effect to any withdrawals or distributions, compared to (ii) the sum of the balance of the NEO’s account reflected on the Company’s books and records at December 31, 2009 and the value of any contributions made during 2010. Includes any nonqualified deferred compensation earnings that are disclosed in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the “2010 Summary Compensation Table” for 2010 and described in note 7 thereto.

With respect to the RSUs and PSUs, represents
(i) the change in the average of the high and low prices of the Company’s common stock on December 31, 2010 (or, if applicable, the earlier distribution date), compared to December 31, 2009 (or, if applicable, the later contribution date), as well as (ii) the amount of the vested cash dividend equivalent rights credited in 2010 with respect to the award (which, for the RSUs granted prior to 2010, are paid to the RSU holder at the time dividends are paid to holders of the Company’s common stock and, for the RSUs granted in January 2010 and PSUs, are paid to the award holder at the time that the underlying award converts to shares, subject to the same cancellation provisions as the underlying award).

(3) Represents distributions from our cash-based nonqualified deferred compensation plans and RSU conversions based on the average of the high and low prices of the Company’s common stock on the conversion date and, with respect to the RSUs, also represents amounts paid on RSUs during 2010 pursuant to dividend equivalent rights.

(4) With respect to our cash-based nonqualified deferred compensation plans, represents the balance of the NEO’s account reflected on the Company’s books and records at December 31, 2010, and with respect to the RSUs and PSUs, represents the number of vested units held by the NEO on December 31,
2010, multiplied by the average of the high and low prices of the Company’s common stock on such date, as well as the amount of the vested deferred cash dividend equivalent rights held with respect to the RSUs and PSUs. All amounts deferred by a NEO in prior years have been reported in the Summary Compensation Tables in our previously filed proxy statements in the year earned to the extent he or she was a NEO for that year for purposes of the SEC’s executive compensation disclosure rules.

(5) The RSUs disclosed in this table include awards that as of
December 31, 2010 had vested, but had not reached their scheduled conversion date and remained subject to cancellation, as well as awards that had reached their scheduled conversion date, but were deferred to preserve the Company’s tax deductibility of the award, in accordance with the terms of the award.

(6) The
reference investments in which the LCIP interest is notionally invested had a negative value during 2010.

The following is a description of the material terms with respect to contributions, earnings and distributions applicable to each of the seven cash nonqualified deferred compensation plans and the RSUs and PSUs referenced in the table above.

Capital Accumulation Plan

Under CAP, participants were granted a number of units based on their level of compensation in excess of base salary. The plan has been closed to new contributions since 1998. Earnings on units are based on notional interests in investment earnings and interest on risk capital investments selected by the Company. Participants generally receive plan distributions after dividends, distributions of capital, liquidation proceeds or other distributions are paid from the underlying investments.

Key Employee Private Equity Recognition Plan

Under KEPER, participants were permitted to defer a portion of their cash bonus. The plan has been closed to new contributions since 2001. Contributions to KEPER are notionally invested by the Company in reference investments. Such reference investments may include investments made by Company-sponsored private equity funds, investments made by private equity funds sponsored by third parties in which the Company has acquired or will acquire a limited partner or similar interest, and investments in private equity securities that the Company makes for its own account. Distributions are made to participants following the realization of any proceeds in respect of any investment. The amounts contributed by a participant plus any earnings on participant contributions under the program remain subject to cancellation under specified circumstances.

Notional Leveraged Co-Investment Plan

Under LCIP, participants may allocate a portion of their long-term incentive compensation to the plan. LCIP was not offered for 2009 or 2010. For each of fiscal 2006, fiscal 2007 and fiscal 2008, participants were permitted to allocate up to 40% of their long-term incentive compensation to LCIP.

The Company may make a notional investment in an amount equal to a multiple of each participant’s contribution (for each of fiscal 2006, fiscal 2007 and fiscal 2008, this multiple was two; however, for fiscal 2008, participants could elect to forgo the notional investment). Contributions are notionally invested by the Company in reference investments, which may include the Company’s proprietary investment funds, “funds of funds” that include Company proprietary investment funds and third-party investment funds, and other third-party investment funds. All amounts contributed by a participant plus any earnings on participant contributions and the Company notional investment are subject to cancellation under specified circumstances until three years after deferral. Participants generally are entitled to receive distributions in respect of their contributions plus any earnings on their contributions and on the Company notional investment on the third anniversary of grant and the tenth anniversary of grant, based on the valuation of the notional investments and any realizations of those investments prior to the scheduled distribution date. Participant distributions under LCIP are offset by the Company notional investment, excluding any earnings thereon.

Morgan Stanley Compensation Incentive Plan

A portion of the NEOs’ fiscal 2008, 2009 and 2010 year-end long-term incentive compensation was mandatorily deferred into MSCIP. MSCIP offers participants the ability to notionally invest their award in one or more notional investments, including cash-equivalents, funds that track the performance and characteristics of broad fixed income and equity market indices, passively-managed funds that track the performance of more specialized market segments, and actively-managed funds. Participants may reallocate such balances periodically, as determined by the plan administrator. Earnings on MSCIP awards are based on the performance of these notional investments. Until MSCIP awards reach their scheduled distribution date, they are subject to cancellation as well as clawback by the Company, which can be triggered if an individual engages in conduct detrimental to the

Company, such as causing the need for a restatement of financial results, a significant financial loss or other reputational harm to the Company or one of its businesses, and for awards granted for 2009 and 2010, if there is a substantial loss on a trading position or other holding or any loss on a trading position or other holding where the individual operated outside the risk parameters applicable to such trading position or holding and, in either case, such position or other holding was a factor in that individual’s award determination.

Pre-Tax Incentive Program

Under PTIP, participants were permitted to defer a portion of their cash bonus or commissions for one or more fiscal years. The plan has been closed to new contributions since 2003. Earnings on PTIP contributions are based on the performance of notional investments available under the plan and selected by the participants. Participants could generally elect the commencement date for distributions of their contributions and earnings and the number of annual installments over which to receive distributions (generally, 5, 10, 15 or 20 years). Subject to earlier distribution on death or termination of employment due to disability, no distributions may begin prior to the attainment of age
55, and no distribution may begin prior to termination of employment.

Select Employees’ Capital Accumulation Program

Under SECAP, participants are permitted to defer a portion of their cash bonus or commissions for one or more fiscal years. Earnings on SECAP contributions are based on the performance of notional investments available under the plan and selected by the participants. Participants can generally elect the commencement date for distributions of their contributions and earnings and the number of annual installments over which to receive distributions (generally, one to ten years), subject to earlier distribution on death or termination of employment. No distributions may begin later than the January 2 following the year in which the participant attains age 65.

Strategic Equity Incentive Plan

Under SEIP, participants were granted notional points to compensate them for their contributions to the growth and profits of the Company. SEIP points entitle a participant to a prorata share of earnings based on the performance of notional risk capital investments selected by the Company. SEIP points were awarded for performance years 1999, 2000 and 2001. The plan has been closed to new participants since 2001. The final distribution in respect of SEIP points awarded for 1999 was made in 2010 and the last remaining distribution in respect of
SEIP points awarded for 2000 and 2001 will be made in 2012.

RSUs and PSUs

RSUs and PSUs may be granted under the Morgan Stanley 2007 Equity Incentive Compensation Plan or any other Company equity plan as determined by the CMDS
Committee. Each RSU constitutes a contingent and unsecured promise of the Company to pay the holder one share of Company common stock on the conversion date of the RSU. The NEOs are retirement-eligible under the terms of the RSUs included in this table and, therefore, the awards are considered vested; however, the RSUs are subject to cancellation if a cancellation event occurs at any time prior to the scheduled conversion date. Each PSU constitutes a contingent and unsecured promise of the
Company to pay the holder between zero and two shares of Company common stock subject to the Company’s satisfaction of predetermined performance goals over the three-year performance period. The PSUs are subject to vesting and also to cancellation if a cancellation event occurs at any time prior to the scheduled conversion date. The cancellation events applicable to RSUs and PSUs held by our NEOs are described below in “Potential Payments Upon Termination or
Change-in-Control.”

Potential
Payments Upon Termination or Change-in-Control.

This section
describes and quantifies the benefits and compensation to which each NEO (other than Mr. Nides) would have been entitled under our existing plans and arrangements if his or her employment had terminated, or if the Company had undergone a change-in-control, in each case, on December 31, 2010. For Mr. Nides, this section describes and quantifies the benefits and compensation to which he was entitled on December 31, 2010 as a result of his termination of employment from the Company on that date. For purposes of valuing any equity awards, we have assumed a per share value of $27.21, the closing price of the Company’s common stock on December 31, 2010.

I.
General Policies

Our NEOs are not entitled to cash severance payments upon any termination of employment. Further, upon termination, our NEOs are entitled to receive health and welfare benefits that are generally available to all salaried employees, such as accrued vacation pay and death, disability and post-retirement welfare benefits.

Following termination of employment, the NEOs are entitled to amounts, to the extent vested, due under the terms of our pension arrangements, as described in the “2010 Pension Benefits Table.” Further, upon a termination of employment, NEOs are entitled to nonqualified deferred compensation amounts pursuant to the terms of the arrangements reported in the “2010 Nonqualified Deferred Compensation Table” and described in the accompanying narrative. Our NEOs are not entitled to special or enhanced termination benefits under our pension and nonqualified deferred compensation plans as compared to other employees. Mr. Chammah is not entitled to any special or enhanced benefits or payments under his modified expatriate package as a result of a termination of employment or change-in-control on
December 31, 2010.

Mr. Nides’ entitlements upon
his termination of employment on December 31, 2010 are described separately below.

II.
Outstanding Equity, MSCIP and LCIP Awards

A.
Termination of Employment.    Other than with respect to Mr. Fleming’s awards described below, each NEO is considered retirement-eligible for purposes of all outstanding equity and MSCIP awards and LCIP interests held by him or her and therefore is not required to perform future services to earn such awards. Outstanding RSUs, including any deferred cash dividend equivalents, MSCIP awards and LCIP interests are reported in the “2010 Nonqualified Deferred Compensation Table.”

•

RSUs.    Excluding any special terms relating to awards described below, following a NEO’s termination of employment, RSUs will convert to shares of common stock (and any deferred cash dividend equivalents will be paid) on the scheduled conversion date and will remain subject to cancellation conditions until conversion. However, RSUs will convert, deferred cash dividend equivalents will be paid, and cancellation provisions will lapse immediately upon a NEO’s death, a qualifying termination (defined below) (for awards granted to our NEOs on or following December 20, 2007), or the commencement of employment with a governmental employer if continuing to hold Morgan Stanley equity awards would result in a conflict of interest or ethical or legal violation (provided that the NEO must repay the Company for the value of the shares delivered, and any deferred cash dividend equivalents paid, if he or she engages in an event that would have resulted in cancellation of the RSUs had they not been accelerated). Any RSUs that did not convert on schedule, but instead are currently deferred to preserve the Company’s tax deduction under Section 162(m) of the Internal Revenue Code (Code) will convert to shares of common stock on a termination of employment, subject to a six-month delay in payment if required under
Section 409A of the Code.

With respect to the new-hire RSUs granted to Mr. Gorman in connection with his joining the Company, following a resignation with good reason (as defined in his employment arrangement and summarized below), an involuntary termination without cause or termination as a result of disability, the RSUs will convert to shares of common stock on their scheduled conversion dates, but any cancellation restrictions will cease to apply following such a termination.

In the event Mr. Fleming terminated employment on December 31, 2010 as a result of his death, governmental service termination (under the circumstances described above), resignation for good reason (as defined in his employment arrangement and summarized below), disability, qualifying termination or involuntary termination not involving any cancellation event, or in the event of a change-in-control of the Company on December 31, 2010, the RSUs granted to him in connection with his commencement of employment and the deferred cash dividend equivalents with respect to such award would have vested upon termination and, subject to the cancellation provisions, would have converted to shares or been paid, as applicable, on the applicable scheduled conversion dates, provided that upon his death, qualifying termination or governmental service termination, such RSUs would have also converted to shares, deferred cash dividend equivalents would have been paid and the cancellation provisions would have lapsed, upon his termination. The value of such RSUs, based on the December 31, 2010 closing price of Morgan Stanley common stock, was $9,076,521 and the value of such deferred cash dividend equivalents as of
December 31, 2010 was $50,036.

•

PSUs.    If a NEO terminated employment due to his or her death or as a result of a governmental service termination (under the circumstances described above) on December 31, 2010, then pursuant to the terms of the 2009 year-end PSUs, the applicable performance period would have ended as of September 30, 2010 and a pro-rated portion of the
PSUs would have converted upon such termination based on the NEO’s length of service and the Company’s performance. Under such circumstances, Mr. Gorman, Ms. Porat and Mr. Chammah would have been entitled to a number of PSUs equal to less than the target number granted, with values of $333,978, $283,057 and $332,488, respectively, based on the December 31, 2010 closing price of Morgan Stanley common stock, and payment of deferred cash dividend equivalents with respect to such PSUs, with a value of $2,455, $2,081 and $2,444, respectively. If a NEO was involuntarily terminated from employment or terminated employment for disability or full career retirement (and, other than with respect to
Mr. Gorman’s resignation for good reason, did not engage in competitive activity) on December 31, 2010, the NEO would have vested in approximately one-third of his or her PSUs, but the NEO’s entitlement to a specific number of
PSUs (and amount of any dividend equivalents with respect thereto) would continue to be based on the Company’s performance over the 2010–2012 performance period and subject to the NEO not engaging in a cancellation event through the scheduled conversion date in 2013. Assuming the Company’s 2010–2012 performance mirrored its performance in 2010 through September 30, 2010, then each NEO would have been entitled, on the scheduled conversion date in 2013, to a number of PSUs with a value as of December 31, 2010 as described above. Shares resulting from the conversion of the PSUs (or the cash equivalent if shares were transferred) are subject to clawback by the Company in the event the Company’s achievement of the specified goals was based on materially inaccurate financial statements or other performance metric criteria.

•

Stock Options.    All outstanding stock options held by our NEOs were exercisable and no longer subject to transfer or cancellation restrictions as of December 31, 2010. No outstanding stock options had intrinsic value as of December 31, 2010, as the exercise price of the stock options was in all cases greater than the closing share price of common stock on such date. Generally, following a NEO’s termination of employment, stock options remain exercisable until their normal expiration date (except that certain special or new-hire stock option awards will expire 90 days following a termination of employment for Mr. Chammah and, in the event he engages in competitive activity, for Mr. Gorman). With respect to the shares resulting from the exercise of special stock option awards granted to Ms. Porat, remaining transfer restrictions on such shares will lapse 12 months following a termination of employment.

•

MSCIP Awards.    Similar to the RSUs described above, following a NEO’s termination of employment, MSCIP awards will be distributed on the scheduled payment date and will remain subject to cancellation conditions (including clawback) until payment, except that payment of MSCIP awards will be accelerated upon the circumstances described above for RSUs.

•

LCIP Interests.    Following a NEO’s termination of employment, LCIP interests will be distributed on the scheduled distribution dates (generally, the third anniversary of grant (the first distribution date) and the tenth anniversary of grant (the second distribution date)) and will remain subject to cancellation until the first distribution date;
provided that, similar to RSUs, LCIP interests will pay out immediately upon a NEO’s death, upon the commencement of employment with a governmental employer (under the circumstances described above) or, for interests other than those granted with respect to fiscal 2006, upon a qualifying termination.

•

Good Reason.    “Good Reason,” with respect to Mr. Gorman, generally means a material change or reduction in his duties or responsibilities (and for Mr. Gorman’s 2009 year-end awards, specifically including a failure to reelect him to the Board), any diminution in his title or reporting relationship, the Company’s breach of its obligations to provide payments or benefits under the applicable compensation arrangement, requiring Mr. Gorman to be based at a location other than the Company’s headquarters, and for his new-hire awards only, a purported termination of his employment other than as expressly permitted by his employment arrangement or the failure of any successor to the Company to assume and perform such arrangement. “Good Reason” as defined in Mr. Fleming’s employment offer letter generally means a reduction in base salary, a failure to honor the terms of his award, a material diminution in his duties, titles, responsibilities or reporting relationship or interference with his carrying out of his duties or material failure to make available resources required for him to effectively carry out his duties, the assignment of materially inconsistent duties or those which materially impair his ability to function in his current role, a relocation of the
Company’s headquarters or his principal office greater than 25 miles or a material breach by the Company of any material agreement between him and the Company.

B.
Cancellation.    For our NEOs, a cancellation event generally includes: engaging in competitive activity during a specified period following a voluntary termination of employment (other than following a good reason termination for Mr. Gorman’s 2009 year-end awards); a termination for cause, a later determination that the NEO’s employment could have been terminated for cause or engaging in cause whether or not employment has been terminated; improper disclosure of the Company’s proprietary information; solicitation of Company employees, clients or customers during employment or within a specified period following termination of employment; the making of unauthorized comments regarding the Company; resignation of employment without providing the Company advance notice within a specified period; or, for 2009 year-end awards, the failure or refusal following termination of employment to cooperate with or assist the Company in connection with investigations, regulatory matters, lawsuits or arbitrations in which the NEO may have pertinent information. MSCIP awards also include a provision for clawback by the Company through the applicable scheduled payment date of such awards, which can be triggered if an individual engages in conduct detrimental to the Company, such as causing the need for a restatement of financial results, a significant financial loss or other reputational harm to the Company or one of its businesses, and for 2009 year-end MSCIP awards, if the Company determines there has been a substantial loss on a trading position, investment, commitment or other holding or a loss on a trading position, investment, commitment or other holding where the NEO operated outside the applicable risk parameters or profile, and in either case, such position, investment, commitment or other holding was a factor in the award determination.

C.
Change-in-Control or Change in Ownership.

•

Awards other than PSUs.    RSUs and stock options awarded to our NEOs on or prior to December 12, 2006
(the grant date for fiscal 2006 awards) and LCIP interests granted with respect to fiscal 2006 include provisions regarding a “change in ownership,” as defined in the applicable award certificates. Generally, a “change in ownership” is a significant change in the share ownership or composition of the Board. Upon a change in ownership, RSUs (other than those RSUs deferred under Section 162(m) of the Code) would convert to shares immediately, LCIP interests would be distributed and any remaining cancellation provisions and transfer restrictions would no longer apply to shares resulting from the exercise of stock options.

RSUs and LCIP interests granted on or after December 20, 2007 (the grant date for fiscal 2007 awards) and
MSCIP awards provide for early conversion or payment upon a “qualifying termination.” A “qualifying termination” is a termination within 18 months of a change-in-control as a result of (i) the

Company terminating the NEO’s employment under circumstances not involving any cancellation event, (ii) the NEO resigning from employment due to a materially adverse alteration in his or her position or in the nature or status of his or her responsibilities from those in effect immediately prior to the change-in-control, or (iii) the Company requiring the NEO’s principal place of employment to be located more than 75 miles from his or her current principal location. The definition of “change-in-control” for these purposes is similar to the “change in ownership” definition applicable to the awards and interests described above.

•

PSUs.    In accordance with the terms of the PSUs, in the event of a change-in-control of the Company on
December 31, 2010, the performance period would have ended as of December 31, 2010, but the NEO would be required to continue in employment with the Company to receive an un-prorated amount of PSUs based on the performance through
December 31, 2010. In the event the NEO terminated employment for disability or full-career retirement (and, other than with respect to Mr. Gorman following a good reason termination, did not engage in competitive activity) or was involuntarily terminated from employment on December 31, 2010, Mr. Gorman, Ms. Porat and Mr. Chammah would have been entitled, on the scheduled conversion date in 2013 and subject to the applicable cancellation provisions, to a number of PSUs equal to less than the target number granted, with a value of $545,385, $462,231 and $542,952, respectively, based on the December 31, 2010 closing price of Morgan Stanley common stock, and deferred cash dividend equivalents in an amount of $4,009, $3,398 and $3,991 as of December 31, 2010 (plus any future cash dividend equivalents), respectively. As described above, shares resulting from the conversion of the PSUs (or the cash equivalent if the shares are transferred) are subject to clawback by the Company.

•

Mr. Gorman’s employment arrangement with the Company, dated August 16, 2005, provides that if it is determined that any payments made to him in connection with a change-in-control of the Company would be subject to an excise tax under Section 4999 of the Code, he would be entitled to receive an additional payment to restore him to the after-tax position that he would have been in if the tax had not been imposed. For purposes of determining whether Mr. Gorman would have been entitled to an additional payment due to a change-in-control as of December 31, 2010, we made the following assumptions: (i) all RSUs,
MSCIP and LCIP awards and the applicable pro-rata portion of PSUs become payable and (ii) all cancellation provisions and transfer restrictions lift. Calculations to estimate the excise tax due under the Code are complex and reflect a number of assumptions. For purposes of our calculation, we assumed an excise tax rate of 20% and an individual tax rate of 45%. Based on these assumptions, Mr. Gorman would not have been entitled to an additional payment.

III.
Awards and Interests Payable Upon Mr. Nides’ Termination of Employment

Pursuant to the governmental service termination provisions of Mr. Nides’ outstanding equity-based awards, in connection with his termination of employment on December 31, 2010 as a result of his commencement of employment as the U.S. Deputy Secretary of State in 2011 and the applicable ethical and/or conflicts of interest laws that prohibit his continued interest in Company equity securities, including interests resulting from equity compensation awards, Mr. Nides was entitled to the conversion of his outstanding RSUs (pursuant to which he was already retirement-eligible) and the applicable pro-rata portion of his PSUs and the payment of the deferred cash dividend equivalents with respect to such awards. Based on the December 31, 2010 closing price of Morgan Stanley common stock, the value of the RSUs and PSUs to which
Mr. Nides was entitled as of December 31, 2010 was $2,949,972 (of which $807,076 was scheduled for conversion on January 21, 2011) and $194,759, respectively. Mr. Nides was also entitled to payment of deferred cash dividend equivalents with respect to such awards in an amount of $15,061. Mr. Nides forfeited all of his outstanding stock options, which all had an exercise price greater than the closing price of Morgan Stanley common stock on December 31, 2010, and the remaining portion of his PSUs. All of Mr. Nides’ other interests reported in the “2010 Pension Benefits Table” and “2010 Nonqualified Deferred Compensation Table” were vested prior to his termination of employment and will be paid on the applicable scheduled payment dates, subject, in the case of certain nonqualified deferred compensation payments, to any applicable cancellation provisions. In connection with Mr. Nides’ treatment of his outstanding equity-based awards and pursuant to the terms of such awards, Mr. Nides signed an agreement requiring him to repay the Company the value of the equity awards that converted, and the cash dividend equivalents that were paid, in connection with his employment termination, if he engages in any activity that would have resulted in the cancellation of such awards had conversion and payment not been accelerated. Further, as described above, shares resulting from the conversion of the PSUs (or the cash equivalent if the shares are transferred) are subject to clawback by the Company.

IV.
Notice and Non-Solicitation Agreements

Each NEO is party to a Notice and Non-Solicitation Agreement that provides for injunctive relief and cancellation of any equity or other incentive awards granted with respect to fiscal 2005 and thereafter, whether or not vested, in the event that the NEO does not provide 180 days’ advance notice prior to a resignation from employment or in the event that the NEO improperly solicits our employees, clients or customers during employment and for 180 days following termination of employment.

Director Compensation

The following table contains information with respect to the annual compensation (including deferred compensation) of our non-employee directors earned during 2010 with respect to his or her Board service for the period beginning at the 2010 annual meeting of shareholders and concluding at the 2011 annual meeting of shareholders (2010 service). Mr. Hirano and employee directors received no compensation for Board service. No compensation information is included in the table below for Mr. Mack, the Company’s Chairman of the Board, pursuant to SEC rules, because in 2010 he was an executive officer of the Company, other than a named executive officer, who did not receive any additional compensation for his services as a director.

2010 Director Compensation Table

Director

  Fees Earned or
 Paid in Cash
($)(1)

  Stock Awards
($)(2)(3)

  Option Awards
($)(3)

  Change in
 Pension Value
 and
 Nonqualified
 Deferred
 Compensation
Earnings

  All Other
 Compensation
($)

  Total
($)

Roy J. Bostock

58,750

250,000

—

—

—

308,750

Erskine B. Bowles

58,750

250,000

—

—

—

308,750

Howard J. Davies

70,833

250,000

—

—

—

320,833

James H. Hance, Jr.

66,667

250,000

—

—

—

316,667

C. Robert Kidder

72,917

250,000

—

—

—

322,917

Donald T. Nicolaisen

68,333

250,000

—

—

—

318,333

  Charles H.
Noski(4)

—

—

—

—

—

—

Hutham S. Olayan

49,583

250,000

—

—

—

299,583

Charles E. Phillips, Jr.(4)

—

—

—

—

—

—

O. Griffith Sexton(5)

52,500

250,000

—

—

—

302,500

  Laura D. Tyson

55,417

250,000

—

—

—

305,417

(1)
 Represents the portion of the annual Board and Board Committee retainers that was earned or paid in cash during 2010 or deferred at the director’s election. Beginning with 2010, under the Directors’ Equity Capital Accumulation Plan (DECAP), cash retainers for service on the Board and a Board Committee are paid semi-annually in arrears. Amounts in the table represent the first 50% of cash retainers paid on November 18,
2010, the 6-month anniversary of the 2010 annual meeting of shareholders, and a pro-rated amount (1/6) of the second 50% of cash retainers that was earned as of December 31, 2010 but is not payable until May 18, 2011, the date of the
2011 annual meeting of shareholders (or, if earlier, upon termination from the Board).

The annual Board retainer for each director is $75,000. In addition, the Lead Director, each of the Board
Committee chairs and each Board Committee member receives additional annual retainers, as set forth in the following table. Retainers are prorated when a director joins the Board or a Board Committee at any time other than at the annual meeting of shareholders (provided that no retainers are paid if the director is elected to the Board less than 60 days prior to the annual meeting). Directors do not receive meeting fees.

Retainer

Lead Director (Mr. Kidder)

$
30,000

  Committee Chair(a)

Audit Committee (Mr. Nicolaisen)

$
30,000

Compensation, Management Development and Succession Committee (Mr. Bowles)

$
20,000

Nominating and Governance Committee (Dr. Tyson)

$
20,000

Risk Committee (Mr. Davies)

$
20,000

  Committee
Members(b)

Audit Committee member (Messrs. Davies, Hance and Sexton)

$
15,000

  Compensation, Management Development and Succession Committee member (Messrs. Kidder and Nicolaisen and
Ms. Olayan)

$
10,000

Nominating and Governance Committee member (Messrs. Bostock and Kidder)

$
10,000

Risk Committee member (Messrs. Bostock and Hance)

$
10,000

(a)
Mr. Nicolaisen was appointed as chair of the Audit Committee, effective April 20, 2010.

(b)
Mr. Kidder joined the Nominating and Governance Committee, effective May 18, 2010.

Directors can elect to receive all or a portion of their retainers for 2010 service on a current basis in cash or shares of common stock or on a deferred basis in stock units. Directors receive dividend equivalents on stock units that are paid in the form of additional stock units. Messrs. Bostock, Davies, Hance, Kidder,
Nicolaisen and Dr. Tyson received their retainers in cash on a current basis. Messrs. Bowles and Sexton and Ms. Olayan deferred their retainers into stock units (elective units). Elective units are not subject to vesting or cancellation.

(2) Represents the aggregate grant date fair value of the annual stock unit award granted to our directors during 2010 determined in accordance with the applicable accounting guidance for equity-based awards. The aggregate grant date fair value of stock units granted on May 18, 2010 for 2010 service is based on
$26.9319, the volume-weighted average price of the common stock on the grant date. For further information on the valuation of these stock units, see notes 2 and 20 to the consolidated financial statements included in the 2010 Form 10-K.

On November 18, 2010, the 6-month anniversary of the date of the 2010 annual meeting of shareholders, each of Messrs. Bowles and Sexton and Ms. Olayan received a number of elective units in lieu of the first 50% of his or her cash retainers payable on such date determined by dividing the dollar value of such cash retainers by $25.8049, the volume-weighted average price of the common stock on the grant date. (These amounts are included in the “Fees Earned or Paid in Cash” column for the respective directors.)

Under DECAP, directors receive an initial equity award upon initial election to the Board (provided that they are elected to the Board no less than 60 days prior to the annual meeting) and an equity award annually thereafter on the date of the annual meeting of shareholders. The dollar value of the initial equity award is
$250,000, prorated for service until the annual meeting. The dollar value of the annual equity award is $250,000. Initial and annual equity awards are granted in the form of 50% stock units that do not become payable until the director retires from the Board (Career Units) and 50% in the form of stock units payable on the first anniversary of grant (Current Units). Initial equity awards are fully vested upon grant. Annual equity awards are subject to monthly vesting until the one-year anniversary of the grant date. On May 18, 2010, the date of the 2010 annual meeting of shareholders, directors received their annual equity awards in the form of 9,282.672 stock units (determined by dividing $250,000 by $26.9319, and allocating
50% to Career Units and 50% to Current Units). With respect to Career Units, directors may elect to extend deferral beyond retirement from the Board, subject to certain limitations. With respect to Current Units, directors may choose to defer receipt of the shares underlying Current Units beyond the anniversary of grant and may choose the form of distribution (lump sum or installment payments).

(3) The following table sets forth the aggregate number of shares underlying DECAP stock units and stock options outstanding at December 31, 2010. The number of units set forth in the following table is rounded to the nearest whole number of units.

Name

Stock Units (#)

Stock Options
(#)(a)

Roy J. Bostock

30,007

—

Erskine B. Bowles

51,543

—

Howard J. Davies

38,276

7,049

James H. Hance, Jr.

13,001

—

C. Robert Kidder

44,885

44,988

Donald T. Nicolaisen

35,122

—

Charles H. Noski

—

—

Hutham S. Olayan

45,482

—

Charles E. Phillips, Jr.

—

—

O. Griffith Sexton

44,419

—

Laura D. Tyson

19,663

35,246

(a)

Directors were
awarded stock options annually under DECAP until February 8, 2005, at which point stock option awards were discontinued. As of December 31, 2010, the outstanding stock options had no intrinsic value because the exercise price of each stock option was greater than $27.21, the closing price of the Company’s common stock on December 31, 2010.

(4)
 Mr. Noski resigned from the Board effective April 13, 2010, and Mr. Phillips did not stand for election at the 2010 annual meeting of shareholders on May 18, 2010.

(5) Mr. Sexton was an advisory director of the Company from May
1995 until September 2008 and was a full-time Company employee prior to becoming an advisory director. The Company provides Mr. Sexton with access to medical insurance, for which he pays the full cost.

 Item 2—Ratification of Appointment of Morgan Stanley’s Independent Auditor

The Audit Committee appointed
Deloitte & Touche LLP (Deloitte & Touche) as independent auditor for the year ending December 31, 2011 and presents this selection to the shareholders for ratification. Deloitte & Touche will audit our consolidated financial statements that will be included in the Annual Report on Form 10-K for the year ending December 31, 2011 and will perform other permissible, pre-approved services. The Audit Committee preapproves all audit and permitted non-audit services that Deloitte & Touche performs for the Company.

Independent Auditor’s Fees.    The following table summarizes the aggregate fees (including related expenses; $ in millions) for professional services provided by Deloitte & Touche related to 2010, 2009 and the December 2008 transition period.

2010

2009

December 2008

Audit Fees(1)

$
43.4

$
48.9

$
5.0

Audit-Related Fees(2)

6.5

6.9

—

Tax Fees(3)

1.3

0.8

—

All Other Fees

—

—

—

Total

$
51.2

$
56.6

$
5.0

(1) Audit
Fees services include: the audit of our consolidated financial statements included in the Company’s Annual Report on Form 10-K and reviews of the interim condensed consolidated financial statements included in our quarterly reports on Form
10-Q; services attendant to, or required by, statute or regulation; comfort letters, consents and other services related to SEC and other regulatory filings; audits of subsidiary financial statements; and recasting of the fiscal 2008 interim condensed consolidated financial statements and other auditing services in connection with the Company’s change in year-end.

(2) Audit-Related Fees services include: due diligence associated with mergers and acquisitions or dispositions of operating businesses or entities; data verification and agreed-upon procedures related to asset securitizations; assessment and testing of internal controls and risk management processes beyond the level required as part of the consolidated audit;
statutory audits and financial audit services provided relating to investment products offered by Morgan Stanley, where Morgan Stanley incurs the audit fee in conjunction with the investment management services it provides; audits of employee benefit plans; agreed upon procedures engagements; regulatory matters; and attest services in connection with debt covenants.

(3)
 Tax Fees services include: U.S. federal, state and local income and non-income tax planning and advice; non-U.S. income and non-income tax planning and advice; non-U.S. income and non-income tax compliance; and transfer pricing documentation.

Fund-Related Fees.    Morgan Stanley offers registered money market, equity, fixed income and alternative funds, and other funds (collectively, Funds). Deloitte & Touche provides audit, audit-related and tax services to certain of these Funds. The aggregate fees for such services are summarized in the following table ($ in millions).

2010

December 2008 and
2009

Audit Fees

$
5.8

$5.0

Audit-Related Fees

2.2

0.5

  Tax Fees

2.3

2.1

A Deloitte & Touche representative will attend the annual meeting to respond to your questions and will have the opportunity to make a statement. If shareholders do not ratify the appointment, the Audit Committee will reconsider it.

Our Board unanimously
recommends a vote “FOR” the ratification of Deloitte & Touche’s appointment as our independent auditor. Proxies solicited by the Board will be voted
“FOR” this ratification unless otherwise instructed.

Audit Committee Report.    The Audit Committee operates under a written charter adopted by the Board. The charter is available at
http://www.morganstanley.com/about/company/governance/auditcc.html. The Audit Committee’s charter provides that the Audit Committee is responsible for the oversight of the integrity of the Company’s consolidated financial statements, the
Company’s system of internal control over financial reporting, certain aspects of the Company’s risk management as described in the charter, the qualifications and independence of the Company’s independent registered public accounting firm (independent auditor), the performance of the Company’s internal auditor and independent auditor, and the Company’s compliance with legal and regulatory requirements. We have the sole authority and responsibility to appoint, compensate, evaluate and, when appropriate, replace the Company’s independent auditor. The Board has determined that each Audit Committee member is independent under applicable independence standards of the NYSE and the Securities Exchange Act of 1934, as amended, and is an audit committee financial expert within the meaning of current SEC rules.

The Audit Committee serves in an oversight capacity and is not part of the Company’s managerial or operational decision-making process. Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the U.S. (GAAP) and for the report on the Company’s internal control over financial reporting. The Company’s independent auditor, Deloitte & Touche, is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP and expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Our responsibility is to oversee the financial reporting process and to review and discuss management’s report on the Company’s internal control over financial reporting. We rely, without independent verification, on the information provided to us and on the representations made by management, the internal auditor and the independent auditor.

We held 12 meetings during 2010. The Audit Committee, among other things:

•

  Reviewed and discussed the Company’s quarterly earnings releases, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, including the consolidated financial statements;

•

  Reviewed the major operational, franchise, reputational, legal and compliance risk exposures and the guidelines and policies that govern the process for risk assessment and risk management;

•

  Reviewed and discussed the plan and the scope of the work of the internal auditor for 2010 and summaries of the significant reports to management by the internal auditor;

•

Reviewed and discussed the plan and scope of work of the independent auditor for 2010;

•

  Reviewed and discussed reports from management on the Company’s policies regarding applicable legal and regulatory requirements; and

•

Met with Deloitte & Touche, the internal auditor and Company management in executive sessions.

We reviewed and discussed with management, the internal auditor and
Deloitte & Touche: the audited consolidated financial statements for 2010, the critical accounting policies that are set forth in the Company’s Annual Report on Form 10-K, management’s annual report on the Company’s internal control over financial reporting and Deloitte & Touche’s opinion on the effectiveness of the internal control over financial reporting.

We discussed with Deloitte & Touche matters that independent registered public accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the Public Company Accounting Oversight Board (PCAOB), including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Auditing Standards AU Section 380 (Communication with Audit Committees) as adopted by the PCAOB in Rule 3200T. This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s consolidated financial statements, including the disclosures relating to critical accounting policies.

Deloitte & Touche also
provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and represented that it is independent from the Company. We discussed with Deloitte & Touche their independence from the Company, and considered if services they provided to the Company beyond those rendered in connection with their audit of the Company’s consolidated financial statements, reviews of the Company’s interim condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q, and their opinion on the effectiveness of the Company’s internal control over financial reporting were compatible with maintaining their independence. We also reviewed and pre-approved, among other things, the audit, audit-related and tax services performed by Deloitte & Touche. We received regular updates on the amount of fees and scope of audit, audit-related and tax services provided.

Based on our review and the meetings, discussions and reports discussed above, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee charter, we recommended to the Board that the Company’s audited consolidated financial statements for 2010 be included in the Company’s Annual Report on Form 10-K. We also selected Deloitte & Touche as the Company’s independent auditor for the year ending December 31, 2011 and are presenting the selection to the shareholders for ratification.

Respectfully submitted,

Donald T. Nicolaisen, Chair

Howard J. Davies

James H. Hance, Jr.

O. Griffith Sexton

 Item 3—Company Proposal to Amend the 2007 Equity Incentive Compensation Plan

Our 2007 Equity Incentive Compensation Plan
(Plan or EICP) was approved by shareholders on April 10, 2007. Upon recommendation of the CMDS Committee, the Board has adopted an amendment to the Plan to increase the number of shares of common stock available to be granted under the Plan by
35 million shares, subject to shareholder approval at the annual meeting of shareholders. This represents approximately 2.3% of common shares outstanding as of January 31, 2011. Under NYSE rules, the amendment of the Plan will not be effective if our shareholders do not approve it.

Morgan Stanley
pays a significant portion of incentive compensation as equity awards in lieu of cash and, thus, protects shareholder interests. In recent years, the Company has fundamentally restructured the way it pays its employees and has more closely tied compensation to the Company’s long-term financial performance. For 2010, the Company substantially increased the portion of year-end compensation that was deferred, significantly reduced the portion of year-end compensation paid as cash bonus, paid senior executives a portion of their bonus in stock options and paid senior executives a substantial portion of their bonus in “at risk” performance stock units that only deliver value if the Company meets specific performance targets after three years. The Company paid a significant portion of the deferred awards as equity awards, consistent with regulatory requirements, guidance and best practices. In addition, the Company now delivers equity awards to a larger employee base as a result of the thousands of employees who joined the Company as part of the MSSB joint venture. As a result, the relatively small number of available shares under the Plan is not expected to be sufficient for grants that would be made over the next year until the 2012 annual meeting of shareholders.

As of
January 31, 2011, the Company had approximately 21 million shares available for future stock unit and restricted stock awards to employees, which includes available shares under the Plan as well as a relatively small number of available shares under the Company’s legacy equity plans. This number does not include approximately 6 million shares available for grants of stock options, and 2.6 million shares available under the Morgan Stanley 2009 Replacement Equity
Incentive Compensation Plan for Morgan Stanley Smith Barney Employees, which was adopted in connection with the MSSB joint venture and is limited to employment inducement awards as described below under “Equity Compensation Plan
Information”.

If the Plan amendment is approved, the Company
expects to have sufficient shares for grants made over the next year and to return to shareholders to request approval of additional shares at the annual meeting of shareholders in 2012.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT OF THE PLAN. Our Board believes that this proposal is in the best interest of our shareholders and supports this proposal for the following reasons, as discussed more fully below:

•

Morgan Stanley has significantly increased the portion of pay that is deferred – even over the 2009 levels – and increased the portion paid in equity. Additional shares are needed to continue this equity-based approach, which provides employees with long-term incentives that are aligned with shareholder interests and which is consistent with regulatory requirements, guidance and best practices.

•

As of January 31, 2011, the Company had approximately 20 million shares available under the Plan, and if the amendment of the Plan is not approved, the Company will be compelled to increase significantly the cash-based component of employee compensation.

•

If the amendment of the Plan is not approved, the Company will lose a critical tool for recruiting, retaining and motivating employees. It would thus be at a severe competitive disadvantage in attracting and retaining talent.

•

The terms of our Plan, of our annual equity awards and of our employee policies are all designed to protect shareholder interests and encourage employees to focus on the long-term success of the Company.

Morgan Stanley has fundamentally restructured the way it pays its employees and significantly increased the portion of pay that is deferred – even over 2009 levels – and increased the portion
paid in equity.    For 2010, Operating Committee members received approximately 80% of year-end pay in deferred compensation, up from 75% for 2009. Company-wide, the average amount of year-end compensation subject to deferral increased to 60% for 2010, up from 40% for 2009. Of approximately 42 million shares underlying annual equity awards granted as part of 2010 incentive compensation, less than 4% were granted to our named executive officers.

Further, for the second year, we are paying senior executives in “at risk” performance units from our Plan that only deliver value if the
Company meets specific performance targets after three years. That means our senior executives have to earn these “at risk” performance units twice – and not receive a payout on these performance units if they do not meet the specified ROE and relative TSR targets in place. For 2010, the Company granted stock options to senior management (in addition to the RSUs and PSUs), further linking compensation to the long-term performance of the Company.

If shareholders do not approve the amendment of the Plan, the Company will be compelled to increase the cash-based portion of total compensation. This is contrary to regulatory guidance and requirements and will reduce the alignment of employee and shareholder interests.    Since the adoption of the
Plan in 2007, an average of approximately 47 million shares underlying equity awards were granted annually as part of incentive compensation. As part of the 2010 year-end process, approximately 42 million shares underlying equity awards were granted. As of January 31, 2011, the Company had approximately 21 million shares available for future employee stock unit and restricted stock awards under the Plan and the Company’s legacy equity plans, which is not expected to be sufficient for the period until the next annual meeting of shareholders in 2012. Equity awards at Morgan Stanley are delivered in lieu of – not in addition to – cash and, thus, protect the interests of shareholders. If the amendment is not approved, the Company would be required to increase the portion of bonus paid in cash, which is not consistent with the Company’s pay philosophy and the principles set forth by regulators.

The Company would be at a severe competitive disadvantage in attracting
and retaining talent if the amendment of the Plan is not approved, as equity awards are a critical recruitment and retention tool.    The Company operates in an intensely competitive environment and our success is closely correlated with recruiting and retaining talented employees and a strong management team. A competitive compensation program that includes equity awards is therefore essential to the Company’s long-term performance. Our Board believes that equity awards are necessary to attract and retain highly talented employees. The Company would be at a severe competitive disadvantage if it could not compensate its employees using equity awards. If our shareholders do not approve the amendment of the Plan, our retention and recruiting efforts would be compromised due to the loss of equity as a form of compensation for employees.

The terms of our annual equity awards, of our employee policies and of our Plan are all designed to protect shareholder interests and encourage employees to focus on the long-term success of the Company.

•

The CMDS Committee determines the vesting, payment and cancellation provisions of annual equity awards. For example, RSUs granted for 2010 generally vest no sooner than 50% after two years, with the remaining 50% vesting after three years (with exceptions generally for retirement-eligible employees who retire or leave the Company to pursue a non-competitive endeavor and upon certain terminations of employment); stock units generally convert to stock on the scheduled vesting dates (stock units convert early upon death and certain terminations of employment). These terms are designed to encourage employees to focus on the long-term success of the Company because employees typically cannot fully monetize annual equity awards for three years after grant. Furthermore, these awards generally are subject to cancellation for, among other things, engaging in competitive activity, termination for cause, violating the Firm’s compliance, ethics or risk management standards, soliciting clients or employees, and misuse of proprietary information.

•

As described above, the Company is paying senior executives in “at risk” performance stock units that only deliver value if the Company meets specific performance targets after three years. That means our senior executives will not receive a payout on these performance units if they do not meet the ROE and relative TSR targets in place. If, after payment of the PSUs, the CMDS
Committee determines that the performance was

based on materially inaccurate financial statements, then the shares paid will be subject to clawback by the Company. The Company also granted stock options to senior management for 2010, further linking compensation to the long-term performance of the Company. These awards are subject to market risk, as they can lose all value if the Company’s stock price falls and remains below the exercise price. The PSUs, RSUs and stock options all align the interests of executives and the Company while not encouraging unnecessary or excessive risk-taking.

•

The Chairman of the Board and members of the Company’s Operating Committee are subject to an Equity Ownership Commitment policy that requires that they retain at least 75% of common stock and equity awards (less allowances for the payment of any option exercise price and taxes) made to them while they are on the Company’s Operating Committee or while Chairman. This commitment ties a portion of their net worth to the Company’s stock price and provides a continuing incentive for them to work towards superior long-term stock performance. Executives are also prohibited from engaging in hedging strategies, selling short or trading derivatives with the Company securities. In addition, all Management Committee members, as a condition to receiving annual equity awards, signed a notice and non-solicitation agreement that generally requires, among other things, Management
Committee members to provide the Company with 180 days advance notice of their resignation and not to solicit certain clients, customers or Company employees within 180 days following their termination of employment. Failure to comply with the agreement generally results in cancellation of their equity awards granted for fiscal 2005 and subsequent years.

•

The Plan prohibits the repricing of stock options and stock appreciation rights (other than an equitable adjustment in connection with a corporate transaction) and the grant of stock option restoration rights (i.e., the right to an automatic grant of a new stock option upon exercise of a stock option without payment of additional consideration in excess of the exercise price of the underlying stock option).

Our Board unanimously
recommends that you vote “FOR” this proposal. Proxies solicited by the Board will be voted “FOR”
this proposal unless otherwise instructed.

Summary of the Plan as Proposed to Be Amended.    A copy of the Plan as proposed to be amended is attached to this proxy statement as Annex A and the following summary is qualified in its entirety by reference thereto. Other than the amendment to the number of shares available under the Plan for which we are seeking shareholder approval, the Plan terms remain unchanged.

Purposes and Eligibility.    The
primary purposes of the Plan are to attract, retain and motivate employees, to compensate them for their contributions to our growth and profits and to encourage them to own shares of our common stock to align their interests with those of shareholders. The Plan authorizes the issuance of awards (Awards) to all officers, other employees (including newly hired employees) and consultants of the Company, non-employee directors of our subsidiaries and employees and consultants of joint ventures, partnerships or similar business organizations in which we or one of our subsidiaries has an equity or similar interest (Eligible Individuals). As of December 31, 2010, there were approximately 62,542 Eligible Individuals who were employees of the Company and its subsidiaries.

Administration.    The CMDS Committee will administer the Plan, select the Eligible Individuals who receive
Awards (Participants) and determine the form and terms of the Awards, including any vesting, exercisability, payment or other restrictions. Subject to certain limitations, the CMDS Committee may delegate some or all of its authority to one or more administrators (e.g., one or more CMDS Committee members or one or more of our officers).

Shares Available Under the Plan.    The total number of shares of common stock that may be delivered pursuant to Awards will be 198 million (of which approximately 143 million were already granted as of January 31, 2011), subject to adjustment for share recycling (described below). The number of shares available under the Plan will be equitably adjusted to reflect certain transactions.
Shares delivered under the Plan may be either treasury shares or newly issued shares. In addition to the overall limit, the Plan limits the number of shares of common stock that may be subject to stock option and stock appreciation right (SAR)
awards in any single year.

Share Recycling Rules.    When the CMDS Committee grants an Award,
the full number of shares subject to the Award is charged against the number of shares that remain available for delivery pursuant to Awards. After grant, the number of shares subject to any portion of an Award that is canceled or that expires without having been settled in shares, or that is settled through the delivery of consideration other than shares, will be available for new Awards. If shares are tendered or withheld to pay the exercise price of an Award or to satisfy a tax withholding obligation, those tendered or withheld shares will be available for new Awards. Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by, or held by employees of, a company or other entity or business acquired (directly or indirectly) by the Company or with which the Company combines are not counted against the number of shares of common stock available for delivery pursuant to Awards and are not subject to the individual limit on stock options and SARs.

Awards Generally.

•

Form of Awards.    The Plan authorizes the following Awards: (i) restricted stock Awards consisting of one or more shares of common stock granted or sold to a Participant; (ii) stock unit Awards settled in one or more shares of common stock or, as authorized by the CMDS Committee, an amount in cash based on the fair market value of shares of common stock;
(iii) stock option Awards consisting of the right to purchase at a specified exercise price a number of shares of common stock determined by the CMDS Committee; (iv) SARs consisting of the grant of a right to receive upon exercise of such right, in cash or common stock (or a combination thereof) as determined by the CMDS Committee, an amount equal to the increase in the fair market value of a share of common stock over the specified exercise price; and (v) other forms of equity-based or equity-related Awards which the CMDS Committee determines to be consistent with the purposes of the Plan (Other Awards). Awards under the Plan may, in the discretion of the CMDS Committee, be made in substitution in whole or in part for cash or other compensation payable to an Eligible Individual.

•

Dividends and Distributions.    If we pay any dividend or make any distribution to holders of our common stock, the CMDS Committee may in its discretion authorize payments (which may be in cash, common stock (including restricted stock) or stock units or a combination thereof) with respect to the shares of common stock corresponding to an Award, or may authorize appropriate adjustments to outstanding Awards, to reflect the dividend or distribution. The CMDS Committee may make any such payments subject to vesting, deferral, restrictions on transfer or other conditions. Dividends are not paid on stock options or stock appreciation rights.

Restricted Stock and Stock Units.    Restricted shares awarded or sold to a Participant are outstanding shares of common stock that the CMDS Committee may subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances. Each stock unit awarded to a Participant will correspond to one share of common stock. Upon satisfaction of the terms and conditions of the Award, a stock unit will be payable, at the discretion of the CMDS Committee, in common stock or in cash equal to the fair market value on the payment date of one share of common stock. As a holder of stock units, a Participant will have only the rights of a general unsecured creditor of the Company. A Participant will not be a shareholder with respect to the shares underlying stock units unless and until the stock units convert to shares of common stock.

Stock Options and SARs.

•

General.    Stock options may be either nonqualified stock options or incentive stock options (ISOs). Upon satisfaction of the conditions to exercisability, a Participant may exercise a stock option and receive the number of shares of common stock in respect of which the stock option is exercised. Upon satisfaction of the conditions to payment, each SAR will entitle a Participant to an amount, if any, equal to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the SAR exercise price. At the discretion of the CMDS Committee, SARs may be payable in common stock, cash or a combination thereof.

•

Exercise Price.    The exercise price of stock options and SARs awarded under the Plan may not be less than 100% of the fair market value of one share of common stock on the award date; however, the exercise price per share of a stock option or SAR that is granted in substitution for an award previously granted by an entity acquired by the Company or with which the Company combines may be less than the fair market value per share on the award date if such substitution complies with applicable laws and regulations.

•

Prohibition on Repricing of Stock Options and SARs.    The CMDS Committee may not “reprice” any stock option or
SAR, unless the repricing occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. An equitable adjustment to reflect a corporate transaction is not a prohibited repricing.

•

Prohibition on Restoration Option Grants.    The terms of a stock option may not provide for a new stock option to be granted, automatically and without payment of additional consideration in excess of the exercise price of the underlying stock option, to a Participant upon exercise of the stock option.

•

Individual Limit on Stock Options and SARs.    The maximum number of shares of common stock that may be subject to stock options or SARs granted to or elected by a Participant in any fiscal year will be 2,000,000 shares. This limitation does not apply to shares of common stock subject to stock options or SARs granted to a Participant pursuant to any performance formula approved by the Company’s shareholders pursuant to Section 162(m).

•

  Maximum Term on Stock Options and SARs.    No stock option or SAR may have an expiration date that is later than the tenth anniversary of the Award date.

•

ISO Limit.    The full number of shares of common stock available for delivery under the Plan may be delivered pursuant to ISOs, except that in calculating the number of shares that remain available for ISOs, certain share recycling provisions will not apply.

Other Awards.    The CMDS Committee
may establish the terms and provisions of other forms of equity-based or equity-related Awards not described above that the CMDS Committee determines to be consistent with the purpose of the Plan and the interests of the Company.

Awards to Section 162(m)
Participants.    Except for grants of stock options and SARs, which are counted against the individual limit described above, all Awards to a Participant who is designated by the CMDS Committee as an individual whose compensation may be subject to the limit on deductible compensation imposed by Section 162(m) will be made pursuant to a performance formula or performance goals approved by the Company’s shareholders pursuant to Section 162(m).

Transferability.    Unless otherwise permitted by the CMDS Committee, no Award will be transferable other than by will or by the laws of descent and distribution. During the lifetime of a Participant, an ISO will be exercisable only by the Participant.

Amendment and Termination.    The Board or the CMDS Committee may modify, amend, suspend or terminate the Plan in whole or in part at any time and may modify or amend the terms and conditions of any outstanding Award. However, no modification, amendment, suspension or termination may materially adversely affect a Participant’s rights with respect to any
Award previously made without that Participant’s consent, except that the CMDS Committee may at any time, without a Participant’s consent, amend or modify the Plan or any Award under the Plan to comply with law, accounting standards, regulatory guidance or other legal requirements. The CMDS Committee may create subplans as may be necessary or advisable to comply with non-U.S. legal or regulatory provisions. Notwithstanding the foregoing, neither the Board nor the CMDS Committee may accelerate the payment or settlement of any Award that constitutes a deferral of compensation for purposes of Section 409A of the Internal Revenue Code except to the extent the acceleration would not result in a Participant incurring interest or additional tax under Section 409A.

Term.    No Awards may be made more than five years after the date of shareholder approval of the Plan.

Section 162(m) of the Internal Revenue Code.    Section 162(m)
limits the federal income tax deduction for compensation paid to the Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Financial Officer) of a publicly held corporation to $1 million per fiscal year, with exceptions for certain performance-based compensation. Such performance-based compensation may consist of awards determined by the CMDS Committee under a formula approved by the Company’s shareholders. Our shareholders approved the formula currently used by the CMDS Committee at our annual meeting on March 22, 2001. The Company is not seeking to change the current formula. Awards of stock options or SARs determined by the CMDS Committee under the Plan will also qualify for the performance-based compensation exception to Section 162(m).

Plan Benefits.    Awards under the Plan will be authorized by the CMDS Committee in its sole discretion. Therefore, it is not possible to determine the benefits or amounts that will be received by any particular employees or group of employees in the future or that would have been received in 2010 had the amendment of the Plan then been in effect.

U.S. Federal Income Tax Consequences.

•

Stock Units.    A Participant who receives stock units will be taxed at ordinary income tax rates on the then fair market value of the shares of common stock distributed at the time of settlement of the stock units and a corresponding deduction will be allowable to the Company at that time (subject to Section 162(m)). The Participant’s tax basis in the shares will equal the amount taxed as ordinary income, and on subsequent disposition the Participant will realize long-term or short-term capital gain or loss.

•

Restricted Stock.    A Participant who is awarded restricted stock will not be taxed at the time an Award is granted unless the Participant makes the special election with the Internal Revenue Service pursuant to Section 83(b) of the Internal Revenue Code as discussed below. Upon lapse of the risk of forfeiture or restrictions on transferability applicable to the shares comprising the Award, the Participant will be taxed at ordinary income tax rates on the then fair market value of the shares. The Company is required to withhold tax on the amount of income so recognized, and a deduction corresponding to the amount of income recognized will be allowable to the Company (subject to Section 162(m)). The Participant’s tax basis in the shares will be equal to the ordinary income so recognized. Upon subsequent disposition of the shares, the Participant will realize long-term or short-term capital gain or loss.

Pursuant to Section 83(b) of the Internal Revenue Code, the Participant may elect within 30 days of receipt of the Award to be taxed at ordinary income tax rates on the fair market value of the shares comprising such Award at the time of Award (determined without regard to any restrictions which may lapse) less any amount paid for the shares. In that case, the Participant will acquire a tax basis in the shares equal to the ordinary income recognized by the Participant at the time of Award. No tax will be payable upon the lapse or release of the restrictions or at the time the shares first become transferable, and any gain or loss upon subsequent disposition will be a capital gain or loss. In the event of a forfeiture of shares of common stock with respect to which a Participant previously made a Section 83(b) election, the Participant will generally not be entitled to a loss deduction.

•

Nonqualified Stock Options.    The grant of a nonqualified stock option will not result in the recognition of taxable income by the Participant or in a deduction to the Company. Upon exercise, a Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price, and a tax deduction is allowable to the Company equal to the amount of such income (subject to Section 162(m)). Gain or loss upon a subsequent sale of any shares received upon the exercise of a nonqualified stock option generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the shares sold). Certain additional rules apply if the exercise price for an option is paid in shares previously owned by the Participant.

•

ISOs.    Upon the grant or exercise of an ISO within the meaning of Section 422 of the Internal Revenue Code, no income will be realized by the Participant for federal income tax purposes and the Company will not be entitled to any deduction. However, the excess of the fair market value of the shares of common stock as of the date of exercise over the exercise price will constitute an adjustment to taxable income for purposes of the alternative minimum tax. If the shares are not disposed of within the one-year period beginning on the date of the transfer of such shares to the Participant or within the two-year period beginning on the date of grant of the stock option, any profit realized by the Participant upon the disposition of such shares will be taxed as long-term capital gain and no deduction will be allowed to the Company. If the shares are disposed of within the one-year period from the date of transfer of such shares to the Participant or within the two-year period from the date of grant of the stock option, the excess of the fair market value of the shares on the date of exercise or, if less, the fair market value on the date of disposition, over the exercise price will be taxable as ordinary income to the Participant at the time of disposition, and a corresponding deduction will be allowable to the Company. Certain additional rules apply if the exercise price for a stock option is paid in shares previously owned by the Participant.

•

SARs.    The grant of SARs will not result in the recognition of taxable income by the Participant or in a deduction to the
Company. Upon exercise, a Participant will recognize ordinary income in an amount equal to the then fair market value of the shares of common stock or cash distributed to the Participant. The Company is entitled to a tax deduction equal to the amount of such income (subject to Section 162(m)). Gain or loss upon a subsequent sale of any shares received upon the exercise of SARs generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the shares sold).

Equity Compensation Plan Information. The following table provides information about stock options outstanding and shares of common stock available for future awards under all of Morgan Stanley’s equity compensation plans as of December 31, 2010. Morgan Stanley has not made any grants of common stock outside of its equity compensation plans.

The following information is intended to update and supplement the table and, we believe, is useful for a better understanding of “Item 3–Company Proposal to Amend 2007 Equity Incentive Compensation Plan.” As of January 31, 2011 (i) the number of shares available for grant under the
Company’s plans that can be used for the purpose of granting annual employee equity awards was approximately 27 million with only 21 million available for future stock unit and restricted stock awards; (ii) the number of outstanding full value awards (including restricted stock units and performance stock units at target) was approximately 124 million; (iii) the number of outstanding stock options was approximately 60 million; (iv) the weighted average exercise price of outstanding stock options was $48.30; and (v) the weighted average remaining life of outstanding stock options was 3.20 years.

(a)

(b)

(c)

Plan Category

Number of securities to be issued upon exercise
of outstanding options, warrants and rights

Weighted-average exercise price of outstanding
options, warrants and rights

Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders

67,024,871

$
50.3544

102,294,893
(1)

Equity compensation plans not approved by security holders

—

—

2,525,626
(2)

Total

67,024,871

$
50.3544

104,820,519
(3)

(1) Includes
the following:

(a)

39,201,616 shares available under the ESPP. Pursuant to this plan, which is qualified under Section 423 of the Internal Revenue Code, eligible employees may purchase shares of common stock at a discount to market price through regular payroll deduction. The CMDS Committee approved the discontinuation of the plan, effective June 1, 2009, such that no further contributions to the plan will be permitted following such date, until such time as the CMDS Committee determines to recommence contributions under the plan.

(b)

52,299,480 shares available under the EICP. Awards may consist of stock options, stock appreciation rights, restricted stock, restricted stock units to be settled by the delivery of shares of common stock (or the value thereof), performance-based units, other awards that are valued by reference to or otherwise based on the fair market value of common stock, and other equity-based or equity-related awards approved by the CMDS Committee.

(c)

10,144,473 shares available under the Employee Equity Accumulation Plan (EEAP), which includes 586,711 shares available for awards of restricted stock and restricted stock units. Awards may consist of stock options, stock appreciation rights, restricted stock, restricted stock units to be settled by the delivery of shares of common stock (or the value thereof), other awards that are valued by reference to or otherwise based on the fair market value of common stock, and other equity-based or equity-related awards approved by the CMDS Committee.

(d)
  354,757 shares available under the Tax Deferred Equity Participation Plan (TDEPP). Awards consist of restricted stock units, which are settled by the delivery of shares of common stock.

(e)

294,568 shares available under the DECAP. This plan provides for periodic awards of shares of common stock and stock units to non-employee directors and also allows non-employee directors to defer the fees they earn from services as a director in the form of stock units.

(2)
 22,957 shares available under the Branch Manager Compensation Plan (BMCP), 13,239 shares available under the Financial Advisor and Investment Representative Compensation Plan (FAIRCP), and
2,489,430 shares available under the Morgan Stanley 2009 Replacement Equity Incentive Compensation Plan for Morgan Stanley Smith Barney Employees (REICP). The material features of these plans are described below.

(3)
 As of December 31, 2010, approximately 63 million shares were available under the Company’s plans that can be used for the purpose of granting annual employee equity awards
(EICP, EEAP, TDEPP, BMCP and FAIRCP). Approximately 42 million shares were granted in January 2011 as part of 2010 employee incentive compensation (which, for the PSUs granted to senior executives, reflects the grant of the target number of units, although the senior executive may ultimately earn up to two times the target number, or nothing, based on the Company’s performance over the three-year performance period).

The material features of Morgan Stanley’s equity compensation plans that have not been approved by shareholders under SEC rules (BMCP, FAIRCP and REICP) are described below. The following descriptions do not purport to be complete and are qualified in their entirety by reference to the plan documents. All plans through which awards may currently be granted are included as exhibits to the 2010 Form 10-K.

BMCP.    Branch managers in the Global Wealth Management Group are eligible to receive awards under BMCP. Awards under
BMCP may consist of cash awards, restricted stock and restricted stock units to be settled by the delivery of shares of common stock.

FAIRCP.    Financial advisors and investment representatives in the Global Wealth Management Group are eligible to receive awards under FAIRCP. Awards under FAIRCP may consist of cash awards, restricted stock and restricted stock units to be settled by the delivery of shares of common stock.

REICP.    The REICP was adopted in
connection with the MSSB joint venture and without stockholder approval pursuant to the employment inducement award exception under the NYSE Corporate Governance Listing Standards. The equity awards granted pursuant to the REICP are limited to awards to induce certain Citigroup Inc. employees to join the new MSSB joint venture by replacing the value of Citigroup awards that were forfeited in connection with the employees’ transfer of employment to MSSB. Awards under the REICP may be made in the form of restricted stock units, stock appreciation rights, stock options and restricted stock and other forms of stock-based awards.

 Item 4—Company Proposal to Approve the Compensation of Executives as Disclosed in the Proxy Statement (Non-Binding Advisory Resolution)

OUR BOARD UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” THIS PROPOSAL.

The recently
enacted Dodd-Frank Act enables our shareholders to vote to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with the Securities and Exchange
Commission’s compensation disclosure rules. Accordingly, the Company is submitting to shareholders the following resolution for vote by shareholders:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2011 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative).”

Morgan Stanley has over the past three years fundamentally restructured the way it pays its executives, consistent with regulatory guidance and reflecting input from shareholders, so that a significantly greater portion of total compensation is now at-risk, subject to clawback and tied to long-term Company performance. We believe these changes advance our goals of attracting and retaining top talent, delivering pay for performance and encouraging responsible risk-taking in a way that is aligned with the long-term interests of the Company’s shareholders.

Shareholders are urged to read the Compensation Discussion and Analysis, which discusses in detail how our compensation policies and procedures implement our compensation philosophy. Highlights of our 2010 compensation program include the following:

•

Mr. Gorman’s salary and bonus for 2010 as Chief Executive Officer was down from 2009 when he served as Co-President of the
Company. Despite the Company’s improved performance and the progress achieved in executing its strategy in 2010 under Mr. Gorman’s leadership, his compensation for 2010 was below the level of the prior year, reflecting the fact that the Company did not fully meet certain financial priorities for the year.

•

A significant portion of year-end compensation was paid with deferred long-term incentive awards subject to market and cancellation risk, the terms of which mitigate excessive risk-taking. Mr. Gorman received 88% of his year-end compensation in deferred long-term incentive awards. For other named executive officers (other than Mr. Nides who left the Company to enter government service), the portion of year-end compensation paid in deferred long-term incentive awards was 84% on average.

•

“At-risk” PSUs tie a significant portion of year-end compensation to the achievement of specific financial goals over a three-year period. We granted a substantial portion of bonuses in “at-risk” performance stock units, which deliver value only if the Company achieves objective performance targets, including return on average common equity and relative total shareholder return, over a three-year period.

•

Stock options were included as an equity award component of year-end compensation. We broadened the equity component of year-end compensation to include stock options, which are subject to market risk, as they can lose all value if our stock price falls and remains below the exercise price.

•

The Company can reclaim a portion of year-end compensation under our “clawback” provision. Our “clawback”
provision ensures that a portion of year-end compensation can be canceled by the Company if an individual engages in conduct detrimental to the Company, such as causing the need for a restatement of financial results, a significant financial loss or other reputational harm to the Company or one of its businesses. Further, a portion of 2009 and 2010 year-end awards can be canceled if there is a substantial loss on a trading position or other holding or any loss on a trading position or other holding where the individual operated outside the risk parameters applicable to such position or holding and, in either case, such position or holding was a factor in that individual’s award determination.

Although the vote on this proposal is not binding, the CMDS Committee, which is comprised solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to the Company’s senior executives, will carefully consider the shareholder vote on this matter.

To help ensure that the range of shareholder views are well understood by the Board – in a way that a simple “for” or “against”
vote does not allow – the Company also encourages shareholders to use any of a number of available direct communication mechanisms to effectively raise specific items with regard to our executive compensation practices.

Our Board unanimously recommends that you vote
“FOR” this proposal. Proxies solicited by the Board will be voted “FOR” this proposal unless otherwise instructed.

 Item 5—Company Proposal on the Frequency of Holding a Non-Binding Advisory Vote on the Compensation of Executives as Disclosed in the Proxy Statement (Non-Binding Advisory Vote)

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU
VOTE FOR THE OPTION OF ONCE EVERY “1 YEAR” AS THE FREQUENCY WITH WHICH SHAREHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

The Dodd-Frank Act enables our shareholders to indicate their preference for holding future advisory votes on the compensation of our named executive officers (such as Item 4 included in this proxy statement) every one, two or three years. This non-binding “frequency” vote is required at least once every six years beginning with our 2011 Annual Meeting of Shareholders.

After careful consideration, our Board has determined that holding an annual advisory vote on executive compensation is the most appropriate alternative for the Company at this time, and recommends that you vote for a one-year interval for the advisory vote on executive compensation. While the Company’s executive compensation program is designed to promote a long-term connection between pay and performance, our Board recognizes that an annual advisory vote on executive compensation will allow our shareholders to provide us every year with their view on our compensation philosophy, policies and practices as disclosed annually in the proxy statement. We believe that an annual advisory vote on executive compensation is consistent with our practice of seeking the views of, and engaging in discussions with, our shareholders on corporate governance matters and our executive compensation philosophy, policies and practices.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years or you may abstain from voting.
Because this vote is advisory and not binding on the Board in any way, the Board may decide that it is in the best interests of our shareholders for the Company to hold an advisory vote on executive compensation more or less frequently than the option receiving the greatest number of votes of our shareholders.

Our Board unanimously recommends that you vote for the option of once every “1 YEAR” as the frequency with which shareholders are provided an advisory vote on executive compensation. Proxies solicited by the Board will be voted for “1 YEAR” unless otherwise instructed.

Other Matters

Section 16(a) Beneficial Ownership Reporting
Compliance.    Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers to file reports with the SEC indicating their holdings of, and transactions in, our equity securities. The Company believes that, during 2010, our reporting persons complied with all Section 16(a) filing requirements.

Certain Transactions.    Our subsidiaries may extend credit in the ordinary course of business to certain of our directors, officers and members of their immediate families. These extensions of credit may be in connection with margin loans, mortgage loans, credit card transactions, revolving lines of credit and other extensions of credit by our subsidiaries. The extensions of credit are made on substantially the same terms and conditions, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

Each of BlackRock, CIC, MUFG and State Street beneficially owns 5% or more of the outstanding shares of Morgan Stanley common stock as reported under “Principal Shareholders” herein. During
2010, we engaged in transactions in the ordinary course of business with each of BlackRock, CIC, MUFG and State Street and certain of their respective affiliates, including investment banking, financial advisory, sales and trading, derivatives, investment management and other financial services transactions. Such transactions were on substantially the same terms as those prevailing at the time for comparable transactions with unrelated third parties.

As part of the global strategic alliance between MUFG and the Company, on
May 1, 2010, the Company and MUFG formed a joint venture in Japan of their respective investment banking and securities businesses by forming two joint venture companies. MUFG contributed the investment banking, wholesale and retail securities businesses conducted in Japan by Mitsubishi UFJ Securities Co., Ltd. into one of the joint venture entities named Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (MUMSS). The Company contributed the investment banking operations conducted in
Japan by its subsidiary, Morgan Stanley MUFG Securities Co., Ltd. (MSMS), formerly known as Morgan Stanley Japan Securities Co., Ltd., into MUMSS (MSMS, together with MUMSS, the “Joint Venture”). MSMS will continue its sales and trading and capital markets business conducted in Japan. Following the respective contributions to the Joint Venture and a cash payment of 23 billion yen ($247 million), from MUFG to the Company, the Company owns a 40% economic interest in the Joint
Venture and MUFG owns a 60% economic interest in the Joint Venture. The Company holds a 40% voting interest and MUFG holds a 60% voting interest in MUMSS, while the Company holds a 51% voting interest and MUFG holds a 49% voting interest in
MSMS. Other initiatives that are part of the Company’s global strategic alliance with MUFG include a loan marketing joint venture in the Americas, business referral arrangements in Asia, Europe, the Middle East and Africa, referral agreements for commodities transactions and a secondment arrangement of personnel between MUFG and the Company for the purpose of sharing best practices and expertise.

In December 2006, a son-in-law of Mr. Bostock became an employee in the
Company’s Asset Management business segment due to the Company’s acquisition of FrontPoint. Mr. Bostock’s son-in-law’s compensation for 2010 was approximately $2.9 million. Mr. Bostock was not involved in any discussions or decisions regarding his son-in-law’s compensation. On March 1, 2011, the Company restructured its relationship with FrontPoint. As a result of the transaction, the Company has ceased to control FrontPoint and Mr.
Bostock’s son-in-law is no longer an employee of the Company. As part of the restructuring, the Company holds common and preferred equity interests in FrontPoint (representing in total not more than a 24.9% equity interest), that will convert into an all common interest after seven years. FrontPoint management, including the son-in-law of Mr. Bostock, and FrontPoint investment professionals own the remainder of the equity in FrontPoint and, apart from salary paid by FrontPoint, will be compensated primarily through distributions in respect of their equity interests.

Related Person Transactions Policy.    Our Board has adopted a written Related Person Transactions Policy (Policy) governing the approval of related person transactions. For purposes of the Policy, a Related Person

Transaction generally means (1) a Transaction with the Company in which the amount involved exceeds $120,000 in any fiscal year and a Related Person has a direct or indirect material interest and (2) any material amendments or modifications to such a Transaction. The Policy follows the SEC’s definitions of the terms Immediate Family Member, Related Person and Transaction. Under the Policy, the Company Law Department,
in consultation with the Chief Legal Officer and outside counsel, as appropriate, reviews potential Related Person Transactions to determine if they are subject to review under the Policy and/or disclosure is required under SEC rules. If it is determined that (1) the proposed Transaction constitutes a Related Person Transaction or (2) it would be beneficial to further review the Transaction under the Policy, then the Transaction is referred to the Chief Executive Officer and the
Chief Legal Officer or the Nominating and Governance Committee, as applicable. Any such Transaction will be referred for approval or ratification to: (1) the Chief Executive Officer and the Chief Legal Officer, if it involves an executive officer (or their Immediate Family Members), other than the Chief Executive Officer, Chairman or the Chief Legal Officer; (2) the Chief Executive Officer, if it involves the Chief Legal Officer (or his Immediate Family Members); or (3) the
Nominating and Governance Committee, if it involves a 5% stockholder, a director, director nominee, the Chairman or the Chief Executive Officer (or their Immediate Family Members). In determining whether to approve a Related Person Transaction, the applicable reviewer considers, among other things, the commercial reasonableness of the proposed Transaction, the benefit to the Company, whether the Transaction would impair the independence of a director, if applicable, and whether the Transaction would, or would be perceived to, present an improper conflict of interest for the Related Person. All determinations by the Chief Executive Officer and the Chief Legal Officer are reported to the Nominating and Governance Committee at its next meeting. Certain Transactions are deemed not to be Related Person Transactions under the Policy, including Transactions where the Related Person has a relationship solely as a director or employee or holds less than 5% of the equity interests in a publicly traded company or less than 10% of the equity interests in a private entity; compensation arrangements of executive officers (other than an individual who is an Immediate Family Member of a Related Person) if such arrangements have been approved by the CMDS Committee, and corporate-sponsored investment opportunities approved by the CMDS Committee; director compensation arrangements approved by the Board; interests arising solely from holdings of common stock if all holders receive the same benefit on a pro rata basis; rates determined by competitive bid and products and services purchased on terms offered to unaffiliated third parties; and indemnification payments and payments under directors’ and officers’
indemnification insurance policies or payments made pursuant to the Bylaws or Certificate of Incorporation of the Company or any of its subsidiaries or pursuant to any policy, agreement or instrument. The Nominating and Governance Committee has authority to oversee the Policy and to amend it from time to time.

Other Business.    We do not know of any other matters that may be presented for action at the meeting other than those described in this proxy statement. If any other matter is properly brought before the meeting, the proxy holders will vote on such matter in their discretion.

Shareholder Proposals for the 2012 Annual Meeting.    Shareholders
intending to present a proposal at the 2012 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing to Martin M. Cohen, Secretary, 1585 Broadway, New York, New York 10036. We must receive the proposal no later than December 17, 2011.

Shareholders
intending to present a proposal at the 2012 annual meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. The Bylaws require, among other things, that our Secretary receive written notice from the record shareholder of intent to present such proposal or nomination no more than 120 days and no less than 90 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2012 annual meeting no earlier than January 19, 2012 and no later than February 18, 2012. The notice must contain the information required by the
Bylaws, available at www.morganstanley.com/about/company/governance/index.html or upon request to our Secretary.

Cost of Soliciting Your Proxy.    We will pay the expenses for the preparation of the proxy materials and the solicitation by the Board of your proxy.
Our directors, officers and employees, who will receive no additional compensation for soliciting, and D.F. King & Co., Inc. (D.F. King) may solicit your proxy, in person or by telephone, mail, facsimile or other means of communication. We will pay D.F. King fees not exceeding $20,000, plus expenses. We will also reimburse brokers, including MS&Co., MSSB LLC and other nominees, for costs they incur mailing proxy materials.

Shareholders Sharing an Address.    Consistent with notices sent to record shareholders
sharing a single address, we are sending only one annual report and proxy statement to that address unless we received contrary instructions from any shareholder at that address. This “householding” practice reduces our printing and postage costs. Shareholders may request or discontinue householding, or may request a separate copy of the annual report or proxy statement as follows:

•

Record shareholders wishing to discontinue or begin householding, or any record shareholder residing at a householded address wanting to request delivery of a copy of the annual report or proxy statement, should contact our transfer agent, BNY Mellon Shareowner Services, at (800) 622-2393 (U.S.), (201) 680-6578 (outside the U.S.) or www.bnymellon.com/shareowner, or may write to them c/o
BNY Mellon Shareowner Services at P.O. Box 358015, Pittsburgh, PA 15252-8015.

•

Shareholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or begin householding should contact their record holder. Any householded shareholder may request prompt delivery of a copy of the annual report or proxy statement by contacting us at (212) 762-8131 or may write to us at Investor Relations, 1585 Broadway, New York, NY 10036.

Consent to
Electronic Delivery of Annual Meeting Materials.    This proxy statement and the annual report are available on our website at www.morganstanley.com/2011ams. You can save the Company postage and printing expense by consenting to access these documents over the Internet. If you consent, you will receive notice next year when these documents are available with instructions on how to view them and submit voting instructions. If you are a shareholder of record, you may sign up for this service through Investor Service Direct at www.bnymellon.com/shareowner/isd. If you hold your shares through a bank, broker or other holder of record, contact the record holder for information regarding electronic delivery of materials.
Your consent to electronic delivery will remain in effect until you revoke it. If you choose electronic delivery, you may incur costs, such as cable, telephone and Internet access charges, for which you will be responsible.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 18, 2011: Our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2010 are available free of charge on our website at www.morganstanley.com/2011ams.

Annex A

MORGAN STANLEY

2007 EQUITY INCENTIVE COMPENSATION PLAN

(As Proposed to be Amended)

1.    Purpose.     The primary purposes of the Morgan Stanley 2007 Equity Incentive
Compensation Plan are to attract, retain and motivate employees, to compensate them for their contributions to the growth and profits of the Company and to encourage them to own Morgan Stanley Stock.

2.    Definitions.    Except as otherwise provided in an applicable Award Document, the following capitalized terms shall have the meanings indicated below for purposes of the Plan and any Award:

“Administrator” means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 5(b).

“Award” means any award of Restricted Stock, Stock Units, Options, SARs or Other Awards (or any combination thereof) made under and pursuant to the terms of the Plan.

“Award Date” means the date specified in a Participant’s Award Document as the grant date of the Award.

“Award Document” means a written
document (including in electronic form) that sets forth the terms and conditions of an Award. Award Documents shall be authorized in accordance with Section 12(e).

“Board” means the Board of Directors
of Morgan Stanley.

“Code”
means the Internal Revenue Code of 1986, as amended, and the applicable rulings, regulations and guidance thereunder.

“Committee” means the Compensation, Management Development and Succession Committee of the Board, any successor committee thereto or any other committee of the Board appointed by the Board to administer the Plan or to have authority with respect to the Plan, or any subcommittee appointed by such Committee.

“Company” means Morgan Stanley and
all of its Subsidiaries.

“Eligible
Individuals” means the individuals described in Section 6 who are eligible for Awards.

“Employee Trust” means any trust established or maintained by the Company in connection with an employee benefit plan (including the Plan) under which current and former employees of the Company constitute the principal beneficiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

“Fair Market
Value” means, with respect to a Share, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee.

“Incentive Stock Option” means an
Option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Document.

“Morgan
Stanley” means Morgan Stanley, a Delaware corporation.

“Option” or “Stock Option” means a right, granted to a Participant pursuant to Section 9, to purchase one Share.

“Other Award” means any other form of award authorized under
Section 11 of the Plan, including any such Other Award the receipt of which was elected pursuant to Section 12(a).

“Participant” means an individual to whom an Award has been made.

“Plan” means the Morgan Stanley 2007
Equity Incentive Compensation Plan, as amended from time to time in accordance with Section 15(e) below.

“Restricted Stock” means Shares granted or sold to a Participant pursuant to Section 7.

“SAR” means a right, granted to a
Participant pursuant to Section 10, to receive upon exercise of such right, in cash or Shares (or a combination thereof) as authorized by the Committee, an amount equal to the increase in the Fair Market Value of one Share over a specified exercise price.

“Section 162(m)
Participant” means, for a given fiscal year of Morgan Stanley, any Participant designated by the Committee as a Participant whose compensation may be subject to the limit on deductible compensation imposed by Section 162(m) of the
Code (or any successor provisions thereto).

“Section 162(m) Performance Goals” means the performance formula that was approved by Morgan Stanley’s stockholders on March 22, 2001 or any other performance formula or performance goals approved by Morgan Stanley’s stockholders pursuant to Section 162(m) of the Code (or any successor provisions thereto).

“Section 409A” means
Section 409A of the Code (or any successor provisions thereto).

“Shares” means shares of Stock.

“Stock” means the common stock, par value $0.01 per share, of Morgan Stanley.

“Stock Unit” means a right, granted
to a Participant pursuant to Section 8, to receive one Share or an amount in cash equal to the Fair Market Value of one Share, as authorized by the Committee.

“Subsidiary” means (i) a
corporation or other entity with respect to which Morgan Stanley, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body, or (ii) any other corporation or other entity in which Morgan Stanley, directly or indirectly, has an equity or similar interest and which the Committee designates as a
Subsidiary for purposes of the Plan.

“Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by, or held by employees of, a company or other entity or business acquired (directly or indirectly) by Morgan Stanley or with which Morgan Stanley combines.

3.    Effective Date and Term of Plan.

(a)    Effective
Date.    The Plan shall become effective upon its adoption by the Board, subject to its approval by Morgan Stanley’s stockholders. Prior to such stockholder approval, the Committee may grant Awards conditioned on stockholder approval, but no Shares may be issued or delivered pursuant to any such Award until Morgan Stanley’s stockholders have approved the Plan. If such stockholder approval is not obtained at or before the first annual meeting of stockholders to occur after the adoption of the Plan by the Board, the Plan and any Awards made thereunder shall terminate ab initio and be of no further force and effect.

(b)    Term of
Plan.    No Awards may be made under the Plan after the date that is five years from the date of shareholder approval.

4.    Stock Subject to Plan.

(a)    Overall Plan
Limit.    The total number of Shares that may be delivered pursuant to Awards shall be 198,000,000 as calculated pursuant to Section 4(c). The number of Shares available for delivery under the Plan shall be adjusted as provided in Section 4(b). Shares delivered under the Plan may be authorized but unissued shares or treasury shares that Morgan Stanley acquires in the open market, in private transactions or otherwise.

(b)    Adjustments for Certain
Transactions.    In the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend or distribution, split-up, spin-off, combination, reclassification or exchange of shares, warrants or rights offering to purchase Stock at a price substantially below Fair Market Value or other change in corporate structure or any other event that affects Morgan Stanley’s capitalization, the
Committee shall equitably adjust (i) the number and kind of shares authorized for delivery under the Plan, including the maximum number of Shares available for Awards of Options or SARs as provided in Section 4(d) and the maximum number of
Incentive Stock Options as provided in Section 4(e), and (ii) the number and kind of shares subject to any outstanding Award and the exercise or purchase price per share, if any, under any outstanding Award. In the discretion of the
Committee, such an adjustment may take the form of a cash payment to a Participant. The Committee shall make all such adjustments, and its determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless the
Committee determines otherwise, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject.

(c)    Calculation of Shares Available for Delivery.    In calculating the number of Shares
that remain available for delivery pursuant to Awards at any time, the following rules shall apply (subject to the limitation in Section 4(e)):

1. The number of Shares available for delivery shall be reduced by the number of Shares subject to an Award and, in the case of an Award that is not denominated in Shares, the number of Shares actually delivered upon payment or settlement of the Award.

2. The number of Shares tendered (by actual delivery or attestation) or withheld from an Award to pay the exercise price of the Award or to satisfy any tax withholding obligation or liability of a Participant shall be added back to the number of Shares available for delivery pursuant to Awards.

3. The number of Shares in respect of any portion of an Award that is canceled or that expires without having been paid or settled by the Company shall be added back to the number of Shares available for delivery pursuant to Awards to the extent such Shares were counted against the Shares available for delivery pursuant to clause (1).

4. If an Award is settled
or paid by the Company in whole or in part through the delivery of consideration other than Shares, or by delivery of fewer than the full number of Shares that was counted against the Shares available for delivery pursuant to clause (1), there shall be added back to the number of Shares available for delivery pursuant to Awards the excess of the number of Shares that had been so counted over the number of Shares (if any) actually delivered upon payment or settlement of the Award.

5. Any Shares underlying Substitute
Awards shall not be counted against the number of Shares available for delivery pursuant to Awards and shall not be subject to Section 4(d).

(d)    Individual Limit on Options and SARs.    The maximum number of Shares that may be
subject to Options or SARs granted to or elected by a Participant in any fiscal year shall be 2,000,000 Shares. The limitation imposed by this Section 4(d) shall not include Options or SARs granted to a Participant pursuant to
Section 162(m) Performance Goals.

(e)    ISO Limit.    The full number of Shares available for delivery under the Plan may be delivered pursuant to Incentive Stock Options, except that in calculating the number of Shares that remain available for Awards of Incentive Stock Options the rules set forth in Section 4(c) shall not apply to the extent not permitted by
Section 422 of the Code.

5.    Administration.

(a)    Committee Authority
Generally.    The Committee shall administer the Plan and shall have full power and authority to make all determinations under the Plan, subject to the express provisions hereof, including without limitation: (i) to select Participants from among the Eligible Individuals; (ii) to make Awards; (iii) to determine the number of Shares subject to each Award or the cash amount payable in connection with an Award; (iv) to establish the terms and conditions of each Award, including, without limitation, those related to vesting, cancellation, payment, exercisability, and the effect, if any, of certain events on a Participant’s Awards, such as the Participant’s termination of employment with the Company; (v) to specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards; (vi) to construe and interpret any Award Document delivered under the Plan;
(vii) to prescribe, amend and rescind rules and procedures relating to the Plan; (viii) to make all determinations necessary or advisable in administering the Plan and Awards, including without limitation determinations as to whether (and if so as of what date) a Participant has commenced, or has experienced a termination of, employment; provided, however, that to the extent full or partial payment of any Award that constitutes a deferral of compensation subject to
Section 409A is made upon or as a result of a Participant’s termination of employment, the Participant will be considered to have experienced a termination of employment if, and only if, the Participant has experienced a separation from service with the Participant’s employer for purposes of Section 409A; (ix) to vary the terms of Awards to take account of securities law and other legal or regulatory requirements of jurisdictions in which Participants work or reside or to procure favorable tax treatment for Participants; and (x) to formulate such procedures as it considers to be necessary or advisable for the administration of the Plan.

(b)    Delegation.    To the extent not prohibited by applicable laws or rules of the New
York Stock Exchange, the Committee may from time to time delegate some or all of its authority under the Plan to one or more Administrators consisting of one or more members of the Committee as a subcommittee or subcommittees thereof or of one or more members of the Board who are not members of the Committee or one or more officers of the Company (or of any combination of such persons). Any such delegation shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. The Committee may at any time rescind all or part of the authority delegated to an Administrator or appoint a new Administrator. At all times, an Administrator appointed under this Section 5(b) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by an Administrator in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to an Administrator.

(c)    Authority to Construe and
Interpret.    The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

(d)    Committee
Discretion.    All of the Committee’s determinations in carrying out, administering, construing and interpreting the Plan shall be made or taken in its sole discretion and shall be final, binding and conclusive for all purposes and upon all persons. In the event of any disagreement between the Committee and an Administrator, the Committee’s determination on such matter shall be final and binding on all interested persons, including any Administrator. The
Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Documents, as to the persons receiving Awards under the Plan, and the terms and provisions of Awards under the Plan.

(e)    No Liability.    Subject to applicable law: (i) no member of the Committee or any Administrator shall be liable for anything whatsoever in connection with the exercise of authority under the Plan or the administration of the Plan except such person’s own willful misconduct; (ii) under no circumstances shall any member of the Committee or any Administrator be liable for any act or omission of any other member of the

Committee or an Administrator; and (iii) in the performance of its functions with respect to the Plan, the Committee and an Administrator shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Committee or the Administrator deems necessary, and no member of the Committee or any Administrator shall be liable for any action taken or not taken in good faith reliance upon any such advice.

6.    Eligibility.    Eligible Individuals shall include all officers, other employees (including prospective employees) and consultants of, and other persons who perform services for, the Company, non-employee directors of Subsidiaries and employees and consultants of joint ventures, partnerships or similar business organizations in which Morgan Stanley or a Subsidiary has an equity or similar interest. Any Award made to a prospective employee shall be conditioned upon, and effective not earlier than, such person’s becoming an employee. Members of the Board who are not Company employees will not be eligible to receive Awards under the Plan. An individual’s status as an Administrator will not affect his or her eligibility to receive Awards under the Plan.

7.    Restricted Stock.    An Award of Restricted Stock shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. Restricted Stock may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

8.    Stock Units.    An Award of Stock Units shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. Each Stock Unit awarded to a Participant shall correspond to one Share. Upon satisfaction of the terms and conditions of the Award, a Stock
Unit will be payable, at the discretion of the Committee, in Stock or in cash equal to the Fair Market Value on the payment date of one Share. As a holder of Stock Units, a Participant shall have only the rights of a general unsecured creditor of
Morgan Stanley. A Participant shall not be a stockholder with respect to the Shares underlying Stock Units unless and until the Stock Units convert to Shares. Stock Units may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

9.    Options.

(a)    Options Generally.    An Award of Options shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. The Committee shall establish (or shall authorize the method for establishing) the exercise price of all Options awarded under the Plan, except that the exercise price of an Option shall not be less than
100% of the Fair Market Value of one Share on the Award Date. Notwithstanding the foregoing, the exercise price of an Option that is a Substitute Award may be less than the Fair Market Value per Share on the Award Date, provided that such substitution complies with applicable laws and regulations, including the listing requirements of the New York Stock Exchange and Section 409A or Section 424, as applicable, of the Code. Upon satisfaction of the conditions to exercisability of the Award, a Participant shall be entitled to exercise the Options included in the Award and to have delivered, upon Morgan Stanley’s receipt of payment of the exercise price and completion of any other conditions or procedures specified by Morgan Stanley, the number of Shares in respect of which the Options shall have been exercised. Options may be either nonqualified stock options or Incentive Stock Options. Options and the Shares acquired upon exercise of
Options may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

(b)    Prohibition on Restoration Option Grants.    Anything in the Plan to the contrary
notwithstanding, the terms of an Option shall not provide that a new Option will be granted, automatically and without additional consideration in excess of the exercise price of the underlying Option, to a Participant upon exercise of the Option.

(c)    Prohibition on
Repricing of Options and SARs.    Anything in the Plan to the contrary notwithstanding, the Committee may not reprice any Option or SAR. “Reprice” means any action that constitutes a “repricing” under the rules of the New York Stock Exchange.

(d)    Payment of Exercise Price.    Subject
to the provisions of the applicable Award Document and to the extent authorized by rules and procedures of Morgan Stanley from time to time, the exercise price of the Option may be paid in cash, by actual delivery or attestation to ownership of freely transferable Shares already owned by the person exercising the Option, or by such other means as Morgan Stanley may authorize.

(e)    Maximum Term on Stock Options and SARs.    No Option or SAR shall have an expiration
date that is later than the tenth anniversary of the Award Date thereof.

10.    SARs.    An Award of SARs shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. The Committee shall establish (or shall authorize the method for establishing) the exercise price of all SARs awarded under the Plan, except that the exercise price of a SAR shall not be less than 100% of the Fair Market
Value of one Share on the Award Date. Notwithstanding the foregoing, the exercise price of any SAR that is a Substitute Award may be less than the Fair Market Value of one Share on the Award Date, subject to the same conditions set forth in
Section 9(a) for Options that are Substitute Awards. Upon satisfaction of the conditions to the payment of the Award, each SAR shall entitle a Participant to an amount, if any, equal to the Fair Market Value of one Share on the date of exercise over the SAR exercise price specified in the applicable Award Document. At the discretion of the Committee, payments to a Participant upon exercise of an SAR may be made in Shares, cash or a combination thereof. SARs and the Shares that may be acquired upon exercise of SARs may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

11.    Other
Awards.    The Committee shall have the authority to establish the terms and provisions of other forms of equity-based or equity-related Awards (such terms and provisions to be specified in the applicable Award Document) not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for (i) cash or Stock payments based in whole or in part on the value or future value of
Stock or on any amount that Morgan Stanley pays as dividends or otherwise distributes with respect to Stock, (ii) the acquisition or future acquisition of Stock, (iii) cash or Stock payments (including payment of dividend equivalents in cash or Stock) based on one or more criteria determined by the Committee unrelated to the value of Stock, or (iv) any combination of the foregoing. Awards pursuant to this Section 11 may, among other things, be made subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

12.    General Terms and Provisions.

(a)    Awards in General.    Awards may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation payable to an Eligible Individual. In accordance with rules and procedures authorized by the Committee, an Eligible Individual may elect one form of Award in lieu of any other form of
Award, or may elect to receive an Award in lieu of all or part of any compensation that otherwise might have been paid to such Eligible Individual; provided, however, that any such election shall not require the Committee to make any
Award to such Eligible Individual. Any such substitute or elective Awards shall have terms and conditions consistent with the provisions of the Plan applicable to such Award. Awards may be granted in tandem with, or independent of, other Awards. The grant, vesting or payment of an Award may, among other things, be conditioned on the attainment of performance objectives, including without limitation objectives based in whole or in part on net income, pre-tax income, return on equity, earnings per share, total shareholder return or book value per share.

(b)    Discretionary Awards.    All grants of Awards and deliveries of Shares, cash or other property under the Plan shall constitute a special discretionary incentive payment to the Participant and shall not be required to be taken into account in computing the amount of salary, wages or other compensation of the Participant for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or other benefits from the Company or under any agreement with the Participant, unless Morgan Stanley specifically provides otherwise.

(c)    Dividends and Distributions.    If
Morgan Stanley pays any dividend or makes any distribution to holders of Stock, the Committee may in its discretion authorize payments (which may be in cash, Stock (including Restricted Stock) or Stock Units or a combination thereof) with respect to the Shares corresponding to an Award, or may authorize appropriate adjustments to outstanding Awards, to reflect such dividend or distribution. The Committee may make any such payments subject to vesting, deferral, restrictions on transfer or other conditions. Any determination by the Committee with respect to a Participant’s entitlement to receive any amounts related to dividends or distributions to holders of Stock, as well as the terms and conditions of such entitlement, if any, will be part of the terms and conditions of the Award, and will be included in the Award Document for such Award.

(d)    Deferrals.    In accordance with the procedures authorized by, and subject to the approval of, the Committee, Participants may be given the opportunity to defer the payment or settlement of an Award to one or more dates selected by the Participant. To the extent an Award constitutes a deferral of compensation subject to
Section 409A, the Committee shall set forth in writing (which may be in electronic form), on or before the date the applicable deferral election is required to be irrevocable in order to meet the requirements of Section 409A, the conditions under which such election may be made.

(e)    Award Documentation and Award Terms.    The terms and conditions of an Award shall
be set forth in an Award Document authorized by the Committee. The Award Document shall include any vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, the effects of termination of employment, cancellation of the Award under specified circumstances, restrictions on transfer or provision for mandatory resale to the Company).

(f)    Awards to Section    162(m) Participants. Except for Options and SARs the
shares underlying which are counted against the individual limit set forth in Section 4(d), all Awards to Section 162(m) Participants shall be made pursuant to the attainment of Section 162(m) Performance Goals as certified by the
Committee in accordance with the requirements of Section 162(m) of the Code. Without any further action by the Board or the Committee, this Section 12(f) shall cease to apply on the effective date of the repeal of Section 162(m) of the Code (and any successor provision thereto).

13.    Certain Restrictions.

(a)    Stockholder
Rights.    No Participant (or other persons having rights pursuant to an Award) shall have any of the rights of a stockholder of Morgan Stanley with respect to Shares subject to an Award until the delivery of the Shares, which shall be effected by entry of the Participant’s (or other person’s) name in the share register of Morgan Stanley or by such other procedure as may be authorized by Morgan Stanley. Except as otherwise provided in Section 4(b) or
12(c), no adjustments shall be made for dividends or distributions on, or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered. Notwithstanding the foregoing, the terms of an
Employee Trust may authorize some or all Participants to give voting or tendering instructions to the trustee thereof in respect of Shares that are held in such Employee Trust and are subject to Awards. Except for the risk of cancellation and the restrictions on transfer that may apply to certain Shares (including restrictions relating to any dividends or other rights) or as otherwise set forth in the applicable Award Document, the Participant shall be the beneficial owner of any Shares delivered to the Participant in connection with an Award and, upon such delivery shall be entitled to all rights of ownership, including, without limitation, the right to vote the Shares and to receive cash dividends or other dividends (whether in
Shares, other securities or other property) thereon.

(b)    Transferability.    No Award granted under the Plan shall be transferable, whether voluntarily or involuntarily, other than by will or by the laws of descent and distribution; provided that, except with respect to Incentive Stock Options, the Committee may permit transfers on such terms and conditions as it shall determine. During the lifetime of a Participant to whom Incentive Stock Options were awarded, such Incentive Stock Options shall be exercisable only by the Participant.

14.    Representation; Compliance with
Law.    The Committee may condition the grant, exercise, settlement or retention of any Award on the Participant making any representations required in the applicable Award Document. Each Award shall also be conditioned upon the making of any filings and the receipt of any consents or authorizations required to comply with, or required to be obtained under, applicable law.

15.    Miscellaneous Provisions.

(a)    Satisfaction of
Obligations.    As a condition to the making or retention of any Award, the vesting, exercise or payment of any Award or the lapse of any restrictions pertaining thereto, Morgan Stanley may require a Participant to pay such sum to the Company as may be necessary to discharge the Company’s obligations with respect to any taxes, assessments or other governmental charges (including FICA and other social security or similar tax) imposed on property or income received by a Participant pursuant to the Award or to satisfy any obligation that the Participant owes to the Company. In accordance with rules and procedures authorized by Morgan Stanley, (i) such payment may be in the form of cash or other property, including the tender of previously owned Shares, and (ii) in satisfaction of such taxes, assessments or other governmental charges or, exclusively in the case of an Award that does not constitute a deferral of compensation subject to
Section 409A, of other obligations that a Participant owes to the Company, Morgan Stanley may make available for delivery a lesser number of Shares in payment or settlement of an Award, may withhold from any payment or distribution of an Award or may enter into any other suitable arrangements to satisfy such withholding or other obligation. To the extent an Award constitutes a deferral of compensation subject to Section 409A, the Company may not offset from the payment of such Award amounts that a Participant owes to the Company with respect to any such other obligation except to the extent such offset is not prohibited by Section 409A and would not cause a Participant to recognize income for United States federal income tax purposes prior to the time of payment of the Award or to incur interest or additional tax under Section 409A.

(b)    No Right to Continued Employment.    Neither the Plan nor any Award shall give rise
to any right on the part of any Participant to continue in the employ of the Company.

(c)    Headings.    The headings of sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

(d)    Governing Law.    The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to any conflicts or choice of law, rule or principle that might otherwise refer the interpretation of the award to the substantive law of another jurisdiction.

(e)    Amendments and
Termination.    The Board or Committee may modify, amend, suspend or terminate the Plan in whole or in part at any time and may modify or amend the terms and conditions of any outstanding Award (including by amending or supplementing the relevant Award Document at any time); provided, however, that no such modification, amendment, suspension or termination shall, without a Participant’s consent, materially adversely affect that Participant’s rights with respect to any Award previously made; and provided, further, that the Committee shall have the right at any time, without a Participant’s consent and whether or not the Participant’s rights are materially adversely affected thereby, to amend or modify the Plan or any Award under the Plan in any manner that the Committee considers necessary or advisable to comply with any law, regulation, ruling, judicial decision, accounting standards, regulatory guidance or other legal requirement. Notwithstanding the preceding sentence, neither the Board nor the Committee may accelerate the payment or settlement of any Award, including, without limitation, any Award subject to a prior deferral election, that constitutes a deferral of compensation for purposes of Section 409A except to the extent such acceleration would not result in the Participant incurring interest or additional tax under Section 409A. No amendment to the Plan may render any Board member who is not a Company employee eligible to receive an Award at any time while such member is serving on the Board. To the extent required by applicable law or the rules of the New York Stock Exchange, amendments to the Plan shall not be effective unless they are approved by Morgan Stanley’s stockholders.

MORGAN STANLEY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS, MAY 18, 2011

The undersigned hereby appoints Francis P. Barron, James A. Rosenthal and Martin M. Cohen, and each of them, attorneys and proxies, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Morgan Stanley that the undersigned is entitled in any capacity to vote if personally present at the 2011 Annual
Meeting of Shareholders to be held on May 18, 2011, and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

PLEASE SUBMIT YOUR PROXY
BY PHONE OR BY INTERNET,

OR RETURN THIS PROXY CARD AFTER SIGNING AND DATING IT.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED, BUT NO

DIRECTION IS MADE, IT WILL BE VOTED IN ACCORDANCE WITH THE

RECOMMENDATION OF MORGAN STANLEY’S BOARD OF DIRECTORS.

Notice of 2011 Morgan Stanley Annual Meeting of Shareholders

2000 Westchester Avenue, Purchase, New York 10577

May 18, 2011, 9 a.m., local time

At the meeting,
we plan to:

elect members of the Board of Directors;

ratify the appointment of Deloitte & Touche LLP as independent auditor;

approve the amendment of the 2007 Equity Incentive Compensation Plan;

approve the compensation of executives as disclosed in the proxy statement (non-binding advisory resolution);

vote on the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the proxy statement (non-binding advisory vote); and

transact such other business as may properly come before the meeting.

Please help the Company reduce costs – submit your proxy by internet or telephone. If you share an address with other shareholders, you can avoid receiving multiple copies of annual meeting materials and help the Company reduce costs by consenting to householding. The Company can further reduce costs if you agree to receive future versions of our Proxy Statement and Annual Report on Form 10-K electronically over the internet. You can view or print a copy of our annual meeting materials at www.morganstanley.com/2011ams. You can request a copy of these materials, or get more information regarding electronic delivery and householding, by contacting our transfer agent, BNY Mellon Shareowner Services, at 800-622-2393 or www.bnymellon.com/shareowner.

MS 001

MARK VOTES

AS SHOWN

USING BLACK

OR BLUE INK

Morgan Stanley’s Board recommends a vote “FOR” the nominees listed below:

1. Election of Directors

01 Roy J. Bostock FOR AGAINST ABSTAIN 08 Donald T. Nicolaisen FOR AGAINST ABSTAIN

02 Erskine B. Bowles FOR AGAINST ABSTAIN 09 Hutham S. Olayan FOR AGAINST ABSTAIN

03 Howard J. Davies FOR AGAINST ABSTAIN 10 James W. Owens FOR AGAINST ABSTAIN

04 James P. Gorman FOR AGAINST ABSTAIN 11 O. Griffith Sexton FOR AGAINST ABSTAIN

05 James H. Hance, Jr. FOR AGAINST ABSTAIN 12 Masaaki Tanaka FOR AGAINST ABSTAIN

06 C. Robert Kidder FOR AGAINST ABSTAIN 13 Laura D. Tyson FOR AGAINST ABSTAIN

07 John J. Mack FOR AGAINST ABSTAIN

Morgan
Stanley’s Board recommends a vote “FOR” Proposals 2, 3 and 4 below:

2. To ratify the
appointment of Deloitte & Touche LLP as independent auditor FOR AGAINST ABSTAIN

3. To amend the 2007
Equity Incentive Compensation Plan FOR AGAINST ABSTAIN

4. To approve the compensation of executives as
disclosed in the proxy statement (non-binding advisory resolution) FOR AGAINST ABSTAIN

Morgan Stanley’s
Board recommends a vote of “1 YEAR” on Proposal 5 below:

5. To vote on the frequency of holding a
nonbinding advisory vote on the compensation of executives as disclosed in the proxy statement (non-binding advisory vote) 1 YEAR 2 YEARS 3 YEARS ABSTAIN

Sign exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer signing on behalf of a corporation should indicate the name of the corporation and the officer’s title.

Dated , 2011 Signature Co-owner (if any) Signature

DETACH HERE IF YOU ARE SUBMITTING BY MAIL

IMPORTANT

YOUR PROXY MUST BE RECEIVED BY THE
CLOSE OF THE POLLS

ON MAY 18, 2011

1. INTERNET. Go to www.proxyvoting.com/ms. Follow the instructions.

2. TELEPHONE. Using a touch-tone phone, call 1-866-540-5760 (in the U.S.) or 201-680-6599

(outside the U.S.). Follow the instructions.

3.
MAIL. Date, sign and return the card in the enclosed envelope.

Morgan Stanley

MS 001

MORGAN STANLEY
2011 VOTING INSTRUCTION FORM FOR BENEFIT PLAN PARTICIPANTS

I hereby direct the following to vote, in person or
by proxy, all of the shares of Morgan Stanley common stock in my account(s) at the 2011 Annual Meeting of Shareholders to be held on May 18, 2011, and at any and all adjournments or postponements thereof, as indicated on the reverse, and, in its (or the proxies’) discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

The Bank of New York Mellon (Mellon), as trustee under the
Morgan Stanley 401(k) Plan and Morgan Stanley 401(k) Savings Plan, and Mellon Investor Services LLC (MIS) as administrator of the Employee Stock Purchase Plan. I understand that, (A) if I sign, date, and return this card, Mellon or MIS, as applicable, will vote or grant proxies in accordance with the Board of Directors’ recommendation as to each proposal for which I do not give voting instructions, (B) Mellon or MIS, as applicable, will vote or grant proxies for all undirected
(other than pursuant to clause (A)) and/or forfeited shares in each of these plans, as applicable, in the same respective proportion as the shares of all participants in each respective plan who have timely delivered properly executed voting instructions, and (C) Mellon or MIS, as applicable, will hold my voting instructions in confidence to the extent required by applicable law or regulations or the governing instrument.

State Street Bank and Trust Company, as trustee under a trust agreement (Trust), in connection with the 1995 and 2007
Equity Incentive Compensation Plans, the 2009 Replacement Equity Incentive Compensation Plan for Morgan Stanley Smith Barney Employees, the Employees’ Equity Accumulation Plan, the Tax Deferred Equity Participation Plan, the Branch Manager
Compensation Plan and the Financial Advisor and Investment Representative Compensation Plan. I understand that, subject to the Trust’s terms, (A) if I sign, date and return this card, State Street will vote in accordance with the Board of
Directors’ recommendation as to each proposal for which I do not give voting instructions, (B) State Street will vote with respect to all shares held in the Trust in connection with these plans for which no proper instructions are received
(other than pursuant to clause (A)) in the same proportion as the shares held in connection with these plans for which it has received proper instructions, and (C) State Street will vote in its discretion, after due consideration, on all other matters that may properly come before the meeting.

The Bank of New York Mellon (Mellon), as custodian for
stock held on behalf of certain current and former Morgan Stanley employees and directors. I understand that, (A) if I sign, date and return this card, Mellon will vote or grant proxies in accordance with the Board of Directors’ recommendation as to each proposal for which I do not give voting instructions, (B) if I do not sign, date and return this card, Mellon will not vote or grant proxies with respect to my shares, and (C) Mellon will hold my voting instructions in confidence to the extent required by law.

State Street Bank and Trust Company, as trustee under the Trust, in connection with the Directors’ Equity Capital Accumulation Plan. I understand that, subject to the Trust’s terms, (A) if I do not sign, date and return this card, State Street will not vote or grant proxies with respect to my shares, and (B) if I sign, date and return this card, State Street will vote (i) in accordance with the Board of Directors’ recommendation as to each proposal for which I do not give voting instructions and (ii) in its discretion, after due consideration, on all other matters that may properly come before the meeting.

EES Trustees Limited (EES), as trustee under a trust deed
(UK Trust), in connection with the Morgan Stanley International Profit Sharing Scheme and the Morgan Stanley UK Group Profit Sharing Plan. I understand that, subject to the UK Trust’s terms, (A) I must sign, date and return this card in order for EES to vote or grant proxies with respect to my shares, and (B) if I sign, date and return this card, EES will vote or grant proxies in accordance with the Board of Directors’ recommendation as to each proposal for which I do not give voting instructions and in its discretion on all other matters that may properly come before the meeting.

Equiniti Share Plan Trustees Limited, as trustee under a trust deed (UK SOP Trust), in connection with the Morgan Stanley
UK Share Ownership Plan. I understand that, subject to the UK SOP Trust’s terms, (A) I must sign, date and return this card in order for Equiniti to vote or grant proxies with respect to my shares, and (B) if I sign, date and return this card,
Equiniti will vote or grant proxies in accordance with the Board of Directors’ recommendation as to each proposal for which I do not give voting instructions and in its discretion on all other matters that may properly come before the meeting.

Voting instructions must be received by 11:59 P.M. (EDT) on May 13, 2011 for shares to be voted in accordance with your instructions.

Notice of 2011 Morgan Stanley Annual Meeting of Shareholders

2000 Westchester Avenue, Purchase, New York 10577

May 18, 2011, 9 a.m., local time

At the meeting,
we plan to:

elect members of the Board of Directors;

ratify the appointment of Deloitte & Touche LLP as independent auditor;

approve the amendment of the 2007 Equity Incentive Compensation Plan;

approve the compensation of executives as disclosed in the proxy statement (non-binding advisory resolution);

vote on the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the proxy statement (non-binding advisory vote); and

transact such other business as may properly come before the meeting.

To view or print a copy of our Proxy Statement or Annual Report on Form 10-K, go to

www.morganstanley.com/2011ams. You may request a copy of any of these by calling 1-212-762-8131.

The shares for which you provide voting instructions with this card include your Morgan Stanley 401(k) Plan and Morgan
Stanley 401(k) Savings Plan shares, if any. However, if you want to provide voting instructions for your shares in these plans differently from your other plan shares, call 1-212-296-7767 to request separate voting instruction forms for these shares.

If you also hold shares in a brokerage account or in your own name, you also will receive a separate proxy card or voting instruction form for those shares. Please be sure to provide voting instructions for these shares separately from (and in addition to) your employee plan shares. Be sure to follow the voting instructions on each card.

MS 002

MARK VOTES

AS SHOWN

USING BLACK

OR BLUE INK

Morgan Stanley’s Board recommends a vote “FOR” the nominees listed below:

1. Election of Directors

01 Roy J. Bostock FOR AGAINST ABSTAIN 08 Donald T. Nicolaisen FOR AGAINST ABSTAIN

02 Erskine B. Bowles FOR AGAINST ABSTAIN 09 Hutham S. Olayan FOR AGAINST ABSTAIN

03 Howard J. Davies FOR AGAINST ABSTAIN 10 James W. Owens FOR AGAINST ABSTAIN

04 James P. Gorman FOR AGAINST ABSTAIN 11 O. Griffith Sexton FOR AGAINST ABSTAIN

05 James H. Hance, Jr. FOR AGAINST ABSTAIN 12 Masaaki Tanaka FOR AGAINST ABSTAIN

06 C. Robert Kidder FOR AGAINST ABSTAIN 13 Laura D. Tyson FOR AGAINST ABSTAIN

07 John J. Mack FOR AGAINST ABSTAIN

Morgan
Stanley’s Board recommends a vote “FOR” Proposals 2, 3 and 4 below:

2. To ratify the
appointment of Deloitte & Touche LLP as independent auditor FOR AGAINST ABSTAIN

3. To amend the 2007
Equity Incentive Compensation Plan FOR AGAINST ABSTAIN

4. To approve the compensation of executives as
disclosed in the proxy statement (non-binding advisory resolution) FOR AGAINST ABSTAIN

Morgan Stanley’s
Board recommends a vote of “1 YEAR” on Proposal 5 below:

5. To vote on the frequency of holding a
non-binding advisory vote on the compensation of executives as disclosed in the proxy statement (non-binding advisory vote) 1 YEAR 2 YEARS 3 YEARS ABSTAIN

Sign exactly as imprinted (do not print). Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.

Signature Dated , 2011

DETACH HERE IF YOU ARE SUBMITTING BY MAIL

Please
help the Company reduce costs—submit your voting instructions by internet or telephone.

IMPORTANT

YOUR INSTRUCTIONS MUST BE RECEIVED BY

11:59 P.M. (EDT) ON MAY 13, 2011

1. INTERNET. Go
to www.proxyvoting.com/ms2. Follow the instructions.

2. TELEPHONE. Using a touch-tone phone, call
1-866-540-5760 (in the U.S.) or 201-680-6599 (outside the U.S.). Follow the instructions.

3. MAIL. Date, sign
and return the voting instruction form in the enclosed envelope.

Morgan Stanley

MS 002

MORGAN STANLEY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS, MAY 18, 2011

The undersigned hereby appoints Francis P. Barron, James A. Rosenthal and Martin M. Cohen, and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Morgan Stanley that the undersigned is entitled in any capacity to vote if personally present at the 2011 Annual
Meeting of Shareholders to be held on May 18, 2011, and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

PLEASE RETURN
THIS PROXY CARD AFTER SIGNING AND DATING IT.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED,
BUT NO DIRECTION IS MADE, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF MORGAN STANLEY’S BOARD OF DIRECTORS.

MS 003

1. Election of Directors

Nominee	FOR	AGAINST	ABSTAIN
01 Roy J. Bostock	☐	☐	☐
02 Erskine B. Bowles	☐	☐	☐
03 Howard J. Davies	☐	☐	☐
04 James P. Gorman	☐	☐	☐
05 James H. Hance, Jr.	☐	☐	☐
06 C. Robert Kidder	☐	☐	☐
07 John J. Mack	☐	☐	☐
08 Donald T. Nicolaisen	☐	☐	☐
09 Hutham S. Olayan	☐	☐	☐
10 James W. Owens	☐	☐	☐
11 O. Griffith Sexton	☐	☐	☐
12 Masaaki Tanaka	☐	☐	☐
13 Laura D. Tyson	☐	☐	☐

Dated ________________, 2011 **Signature** ________________ **Co-owner (if any) Signature** ________________

DETACH HERE IF YOU ARE SUBMITTING BY MAIL

Morgan Stanley

MS 003

MARK VOTES AS
SHOWN

USING BLACK OR BLUE INK

Morgan Stanley’s Board recommends a vote “FOR” the nominees listed below:

1. Election of Directors

01 Roy J. Bostock FOR
AGAINST ABSTAIN 08 Donald T. Nicolaisen FOR AGAINST ABSTAIN

02 Erskine B. Bowles FOR AGAINST ABSTAIN 09 Hutham
S. Olayan FOR AGAINST ABSTAIN

03 Howard J. Davies FOR AGAINST ABSTAIN 10 James W. Owens FOR AGAINST ABSTAIN

04 James P. Gorman FOR AGAINST ABSTAIN 11 O. Griffith Sexton FOR AGAINST ABSTAIN

05 James H. Hance, Jr. FOR AGAINST ABSTAIN 12 Masaaki Tanaka FOR AGAINST ABSTAIN

06 C. Robert Kidder FOR AGAINST ABSTAIN 13 Laura D. Tyson FOR AGAINST ABSTAIN

07 John J. Mack FOR AGAINST ABSTAIN

Morgan Stanley’s Board recommends a vote “FOR” Proposals 2, 3 and 4 below:

2. To ratify the appointment of Deloitte & Touche LLP as independent auditor FOR AGAINST ABSTAIN

3. To amend the 2007 Equity Incentive Compensation Plan FOR AGAINST ABSTAIN

4. To approve the compensation of executives as disclosed in the proxy statement (non-binding advisory resolution) FOR AGAINST ABSTAIN

Morgan Stanley’s Board recommends a vote of “1 YEAR” on Proposal 5 below:

5. To vote on the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the proxy statement (non-binding advisory vote) 1 YEAR 2 YEARS 3 YEARS ABSTAIN

Sign exactly as imprinted (do not
print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer signing on behalf of a corporation should indicate the name of the corporation and the officer’s title.

Dated , 2011 Signature
Co-owner (if any) Signature

DETACH HERE IF YOU ARE SUBMITTING BY MAIL

Morgan Stanley

MS 003